As filed with the Securities and Exchange Commission on November 3, 1999

                                                              File No. 333-_____




                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14


                                                                   ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

 ___                                                                        ___
/___/ Pre-Effective Amendment No. ___         Post-Effective Amendment No. /___/

                        (Check appropriate box or boxes)


________________________________________________________________________________

Exact Name of Registrant
as Specified in Charter:                         Area Code and Telephone Number:

Pioneer High Yield Fund                                           (617) 742-7825

--------------------------------------------------------------------------------

Address of Principal Executive Offices:  (Number, Street, City, State, ZIP Code)

60 State Street, Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Name and Address of Agent for Service:

Joseph P. Barri, Hale and Dorr LLP
60 State Street, Boston, Massachusetts 02109
(Number and Street) (City) (State)   (ZIP Code)

--------------------------------------------------------------------------------

It is proposed that this registration statement will become effective on December 3, 1999 pursuant to Rule 488 under the Securities Act of 1933.
________________________________________________________________________________

                          THIRD AVENUE HIGH YIELD FUND
                                767 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-2023
                                 1-800-443-1021

                        NOTICE OF MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 23, 2000

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the shareholders of Third Avenue High Yield Fund:

A meeting of shareholders of your fund will be held at the offices of EQSF Advisers, Inc., 767 Third Avenue, New York, New York on Wednesday, February 23, 2000, at 2:00 p.m., New York time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer High Yield Fund. Under this Agreement, your fund will transfer all of its assets to Pioneer High Yield Fund in exchange for shares of Pioneer High Yield Fund. Shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed in exchange for your shares of your fund. Pioneer High Yield Fund will also assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on November 24, 1999 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

                                    By order of the board of trustees,
                                    Ian M. Kirschner, Secretary

New York, New York
December 18, 1999

                                                                    7089-00-1099

                                PROXY STATEMENT
                        OF THIRD AVENUE HIGH YIELD FUND


                                   PROSPECTUS
                               FOR CLASS A SHARES
                           OF PIONEER HIGH YIELD FUND

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer High Yield Fund. Please read it carefully and retain it for future reference.

HOW THE REORGANIZATION WILL WORK:

o        Your fund will transfer all of its assets to Pioneer High Yield Fund.
         Pioneer High Yield Fund will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing.

o Pioneer High Yield Fund will issue Class A shares to your fund in an amount equal to the value of your fund's shares. Shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed in exchange for your shares of your fund.

o The reorganization is intended to be tax free for federal income tax purposes.

o Your fund will be liquidated and terminated, and you will become a shareholder of Pioneer High Yield Fund.

AN INVESTMENT IN PIONEER HIGH YIELD FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

NO GOVERNMENT SECURITIES COMMISSION OR AGENCY HAS APPROVED PIONEER HIGH YIELD FUND'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

WHY YOUR FUND'S TRUSTEES ARE RECOMMENDING THE REORGANIZATION:

The trustees of your fund believe that reorganizing your fund into Pioneer High Yield Fund is in the best interest of your fund. In August 1999, the fund's portfolio manager became a dual employee of Pioneer Investment Management, Inc. (Pioneer) and your fund's adviser, EQSF Advisers, Inc. She also has informed Pioneer that she will become an employee solely of Pioneer whether or not the reorganization occurs. Among other things, the reorganization will provide the shareholders of your fund with continuity of management, and it is also expected to result in a lower overall expense ratio, after giving effect to voluntary expense limitations. Therefore, the trustees recommend you vote FOR the reorganization.

-------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT OBJECTIVES
--------------------------------------------------------- ---------------------------------------------------------
              THIRD AVENUE HIGH YIELD FUND                                PIONEER HIGH YIELD FUND
--------------------------------------------------------- ---------------------------------------------------------
To maximize total return through a combination of         Maximize total return through a combination of income
income and capital appreciation.                          and capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          MORE INFORMATION IS AVAILABLE
--------------------------------------------------------- ---------------------------------------------------------
                          WHAT                                                     WHERE
--------------------------------------------------------- ---------------------------------------------------------
Your fund's annual and semiannual reports to              Your fund makes this information available to you free
shareholders.                                             of charge (please call 1-800-443-1021 or
                                                          1-212-888-5222, or write to the fund at 767 Third
Most recent prospectus of your fund, dated February 28,   Avenue, New York, New York 10017-2023). This
1999 (as supplemented August 13 and June 28, 1999).       information is also on file with the Securities and
                                                          Exchange Commission (SEC) and available for a fee by
Statement of additional information dated December 18,    calling 1-800-SEC-0330.
1999. It contains additional information about your fund
and Pioneer High Yield Fund. The statement of additional
information is incorporated by reference into
this proxy statement and prospectus.

--------------------------------------------------------- ---------------------------------------------------------

To ask questions about this proxy statement and           Call your fund's toll-free telephone number:
prospectus:                                               1-800-443-1021 or write to your fund at 767 Third
                                                          Avenue, New York, New York, 10017-2023.
--------------------------------------------------------- ---------------------------------------------------------





      The date of this proxy statement and prospectus is December 18, 1999.

                               TABLE OF CONTENTS

                                                                            PAGE

Introduction.................................................................. 1

Summary of Proxy Statement/Prospectus......................................... 1

Risk/Return Summary........................................................... 6

Proposal to Approve Agreement and Plan of Reorganization......................13

Capitalization................................................................16

Boards' Evaluation and Recommendation.........................................17

Voting Rights and Required Vote...............................................17

Additional Information about the Funds........................................18

Material Provisions of Management Agreements..................................25

Pioneer High Yield Fund's Rule 12b-1 Distribution Plan........................27

Trustees and Executive Officers of Pioneer High Yield Fund....................28

Financial Highlights..........................................................32

Information Concerning the Meeting............................................33

Ownership of Shares of the Funds..............................................34

Experts.......................................................................34

Available Information.........................................................35

Exhibit A:  Agreement and Plan of Reorganization..............................36

Exhibit B:  Excerpts from Third Avenue High Yield Fund's
April 30, 1999 Semi-Annual Report and October 31, 1998 Annual Report..........48

                                  INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at the offices of EQSF Advisers, Inc., 767 Third Avenue, New York, New York on Wednesday, February 23, 2000, at 2:00 p.m., New York time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer High Yield Fund, a newly created mutual fund that is not yet operational. This proxy statement and prospectus is being mailed to your fund's shareholders on or about December 18, 1999.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on November 24, 1999 are entitled to attend and to vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                      SUMMARY OF PROXY STATEMENT/PROSPECTUS

The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and its exhibits because they contain details that are not in the summary.

                 COMPARISON OF THIRD AVENUE HIGH YIELD FUND WITH PIONEER HIGH YIELD FUND

-------------------------------------------------------------------------------------------------------------------
                                             BUSINESS AND INVESTMENTS
--------------------------- -------------------------------------- ------------------------------------------------
                                THIRD AVENUE HIGH YIELD FUND                   PIONEER HIGH YIELD FUND
--------------------------- -------------------------------------- ------------------------------------------------
NET ASSETS AS OF OCTOBER    $7,560,905.14 million                  None.  Pioneer High Yield Fund is newly
31, 1999:                                                          organized and does not currently expect to
                                                                   commence investment operations before the
                                                                   reorganization occurs.
--------------------------- -------------------------------------- ------------------------------------------------
INVESTMENT                  To maximize total return through a     To maximize total return through a combination
OBJECTIVE:                  combination of income and capital      of income and capital appreciation.
                            appreciation.
--------------------------- -------------------------------------- ------------------------------------------------


                                       1




--------------------------- -------------------------------------- ------------------------------------------------
PRIMARY                     Your fund invests at least 65% of      Pioneer High Yield Fund invests at least 65%
INVESTMENTS:                its total assets in bonds and          of its total assets (at the time of purchase)
                            preferred stocks of companies whose    in below investment grade (high yield) debt
                            securities are rated below             securities and preferred stocks.
                            investment grade (and comparable
                            unrated securities) at the time of     The fund also invests in bonds and preferred
                            the fund's investment.                 stocks that are convertible into the equity
                                                                   securities of the issuer.
                            The fund also invests in bonds and
                            preferred stocks that are              The fund's investments may have all types of
                            convertible into the equity            interest rate and dividend payment and reset
                            securities of the issuer.              terms, including fixed rate, adjustable rate,
                                                                   zero coupon, contingent, deferred, payment in
                                                                   kind and auction rate features.

--------------------------- -------------------------------------- ------------------------------------------------
QUALITY OF INVESTMENTS:     The fund primarily invests in          The fund primarily invests in securities rated
                            securities rated below investment      BB or lower by Standard & Poor's Ratings Group
                            grade (and comparable unrated          or the equivalent rating by a nationally
                            securities) at the time of the         recognized securities rating organization or,
                            fund's investment. Securities are      if unrated, determined to be of equivalent
                            rated below investment grade if they   credit quality by Pioneer.
                            are rated below Baa3 by Moody's
                            Investors Service, Inc. and below
                            BBB- by Standard & Poor's Ratings
                            Group. Such securities are commonly
                            referred to as "junk bonds".
--------------------------- ---------------------------------------------------------------------------------------
MATURITY:                   Neither fund has a maturity policy.
--------------------------- ---------------------------------------------------------------------------------------
INVESTMENT CONCENTRATION:   Neither fund concentrates its assets in any industry.
--------------------------- -------------------------------------- ------------------------------------------------
OPTIONS AND FUTURES         Your fund has expressed no policy on   Pioneer High Yield Fund may use options and
CONTRACTS:                  the use of options and futures.        futures.
--------------------------- -------------------------------------- ------------------------------------------------


                                       2




--------------------------- -------------------------------------- ------------------------------------------------
INVESTMENT ADVISERS AND     Margaret D. Patel has served as the    Day-to-day management of the fund's portfolio
PORTFOLIO MANAGERS:         portfolio manager of your fund since   will be the responsibility of Margaret D.
                            its inception. From 1995 to 1997,      Patel.  Ms. Patel is a vice president of
                            Ms. Patel was a portfolio manager of   Pioneer. She joined Pioneer in August 1999 and
                            several mutual funds at Northstar      has been an investment professional since
                            Investment Management Corp. Ms.        1972. Prior to joining Pioneer, she was a
                            Patel was a portfolio manager of       portfolio manager at EQSF Advisers, Inc. from
                            several mutual funds at Boston         1998 and a portfolio manager of several mutual
                            Security Counsellors, Inc. from 1988   funds at Northstar Investment Management Corp.
                            to 1995.                               from 1995 to 1996. Ms. Patel was a portfolio
                                                                   manager of several mutual funds at Boston
                            It is expected that Ms. Patel will     Security Counsellors, Inc. from 1988 to 1995.
                            remain an employee of EQSF Advisers,
                            Inc. until the closing of the          Ms. Patel is supported by a team of fixed
                            reorganization or, in the event that   income portfolio managers and analysts
                            the reorganization is not expected     supervised by Sherman B. Russ and Kenneth J.
                            to occur, such earlier date as         Taubes.  Mr. Russ and Mr. Taubes are jointly
                            determined by Ms. Patel or EQSF        responsible for overseeing Pioneer's U.S. and
                            Advisers, Inc.                         global fixed income team.  Ms. Patel, Mr.
                                                                   Russ, Mr. Taubes and the fixed income team
                                                                   operate under the supervision of Theresa A.
                                                                   Hamacher.  Ms. Hamacher joined Pioneer in 1997
                                                                   and has been an investment professional since
                                                                   1984; most recently as chief investment
                                                                   officer at another investment adviser.

                                                                   Ms. Patel has informed Pioneer that she will
                                                                   become an employee solely of Pioneer whether
                                                                   or not the reorganization occurs.
--------------------------- -------------------------------------- ------------------------------------------------
BUSINESS:                   Your fund is a non-diversified         Pioneer High Yield Fund is a non- diversified
                            series of an open-end investment       open-end investment company organized as a
                            company organized as a Delaware        Delaware business trust.
                            business trust.
--------------------------- -------------------------------------- ------------------------------------------------


                                       3




-------------------------------------------------------------------------------------------------------------------
                                                  SALES CHARGES
------------------- --------------------------------------------- -------------------------------------------------
                            THIRD AVENUE HIGH YIELD FUND                      PIONEER HIGH YIELD FUND
------------------- --------------------------------------------- -------------------------------------------------
SALES CHARGES:      your fund's shares are offered without        Pioneer High Yield Fund offers four classes of
                    front-end or deferred sales charges.  Your    shares.  You will receive Class A shares in the
                    fund does not have a Rule 12b-1 plan.         reorganization but will not pay a sales charge
                                                                  in connection with the transaction.  Assets
                                                                  attributable to Pioneer accounts (other than
                                                                  omnibus accounts) established in connection
                                                                  with the reorganization will not be considered
                                                                  in determining the Rule 12b-1 fee on Class A
                                                                  shares, but will be allocated their respective
                                                                  portion of the overall Rule 12b-1 fees incurred
                                                                  by the fund.  Sales charges will not be imposed
                                                                  on future purchases of Class A shares for
                                                                  accounts opened in connection with the
                                                                  reorganization.

                                                                  Class A shares are subject to an initial sales
                                                                  charge of up to 4.5% of the offering price and
                                                                  an annual Rule 12b-1 fee of 0.25% of the average
                                                                  daily net assets attributable to Class A shares.

                                                                  Class B shares are subject to a contingent
                                                                  deferred sales charge of up to 4% and an annual
                                                                  Rule 12b-1 fee of 1% of the average daily net
                                                                  assets attributable to Class B shares.  Class
                                                                  B shares convert to Class A shares after eight
                                                                  years.


                                                                  Class C shares are subject to a contingent
                                                                  deferred sales charge of 1% if redeemed within
                                                                  a year and an annual Rule 12b-1 fee of 1% of the
                                                                  average daily net assets attributable to Class
                                                                  C shares.

                                                                  Class Y shares are subject to a minimum purchase
                                                                  of $5 million and are offered without front-end
                                                                  or deferred sales charges and are not subject to a
                                                                  Rule 12b-1 fee.
------------------- --------------------------------------------- -------------------------------------------------
REDEMPTION FEE:     Your fund charges a redemption fee of 1% on   Pioneer High Yield Fund does not impose a
                    redemptions of shares held less than one      Redemption fee.
                    year.
------------------- --------------------------------------------- -------------------------------------------------


                                       4




------------------- --------------------------------------------- -------------------------------------------------
EXCHANGE FEE:       Your fund charges an exchange fee of 1% on    You may exchange shares of Pioneer High Yield
                    exchanges of shares held less than one year.  Fund without charge.  You may make up to four exchanges of $25,000 or more per account per
                                                                  calendar year out of the fund.  For purposes of
                                                                  this exchange limit, Pioneer may aggregate
                                                                  transactions and/or accounts that appear to be
                                                                  under common ownership or control.

                                                                  The exchange limitation does not apply to
                                                                  automatic exchange transactions or to exchanges
                                                                  made by participants in employer-sponsored
                                                                  retirement plans qualified under Section 401 of
                                                                  the Internal Revenue Code.  The exchange
                                                                  limitation also may not apply to transactions
                                                                  made through an omnibus account for fund shares.
------------------- --------------------------------------------- -------------------------------------------------
BUYING, SELLING     For more information on buying, selling and   For more information, see "Buying, exchanging
AND EXCHANGING      exchanging shares of your fund, see its       and selling Pioneer High Yield Fund shares"
SHARES:             current prospectus.                           below.
------------------- --------------------------------------------- -------------------------------------------------

                                              REORGANIZATION

o The reorganization is scheduled to occur after the close of business on February 29, 2000, but may occur as of any later date on or before April 15, 2000 or otherwise agreed to by the funds. Upon consummation of the reorganization, your fund will transfer all of its assets to Pioneer High Yield Fund in exchange for shares of Pioneer High Yield Fund. Pioneer High Yield Fund will also assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.
o Pioneer High Yield Fund will issue to your fund Class A shares of Pioneer High Yield Fund in an amount equal to the aggregate net asset value of your fund's shares. Shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed to you in exchange for shares of your fund. As a result, all shareholders of your fund will become Class A shareholders of Pioneer High Yield Fund.
o After the reorganization is complete, your fund will be liquidated and terminated.
o The reorganization is intended to be tax free for federal income tax purposes.

Other Consequences of the Reorganization. The funds pay monthly management fees, and Pioneer High Yield Fund pays Rule 12b-1 distribution fees, equal to the following annual percentages of average daily net assets:

------------------------------------------- ------------------------ --------------------- ------------------------
        MANAGEMENT FEE BREAKPOINTS             THIRD AVENUE HIGH      PIONEER HIGH YIELD     PIONEER HIGH YIELD
           (FUND'S NET ASSETS)                    YIELD FUND         FUND MANAGEMENT FEE        FUND COMBINED
                                                MANAGEMENT FEE                               MANAGEMENT FEE AND
                                                                                           CLASS A RULE 12B-1 FEE
------------------------------------------- ------------------------ --------------------- ------------------------
FIRST $500 MILLION                                                          0.70%                   0.95%
                                                     0.90%
-------------------------------------------                          --------------------- ------------------------
OVER $500 MILLION UP TO $1 BILLION                                          0.65%                   0.90%
-------------------------------------------                          --------------------- ------------------------
OVER $1 BILLION                                                             0.60%                   0.85%
------------------------------------------- ------------------------ --------------------- ------------------------

At all asset levels, the annual management fee rate payable by Pioneer High Yield Fund (without giving effect to expense limitations) is lower than the rate paid by your fund. Pioneer High Yield Fund also has breakpoints in its management fee which may reduce the effective management fee rate as Pioneer High Yield Fund's assets grow. The benefit of the reduced management fee may, however, depending upon Pioneer High Yield Fund's net assets, be more than offset by the Class A Rule 12b-1 fee of 0.25% of average daily net assets.

The expenses of Class A shares of Pioneer High Yield Fund include an annual
Rule 12b-1 fee equal to 0.25% of average daily net assets attributable to Class A shares. A Rule 12b-1 fee will not be assessed with respect to assets held in a Pioneer account established in connection with the reorganization (other than assets held in an omnibus account with a financial intermediary). However, since Rule 12b-1 fees are not assessed at a shareholder account level, the effect will be a reduction in the Rule 12b-1 fee paid by all Class A shareholders and not a waiver of the Rule 12b-1 fee for shareholders participating in the reorganization. Because the majority of your fund's assets are held in omnibus accounts with financial intermediaries, this exclusion will not materially reduce the amount of 12b-1 fees incurred.

The advisers to both funds currently waive all or a portion of their management fees or reimburse the respective funds to limit total annual operating expenses. Your fund currently limits expenses to 1.90% of average daily net assets. Pioneer High Yield Fund currently limits expenses to 0.75% on Class A shares of the fund. Consequently, as long as Pioneer High Yield Fund's expense limitation remains in effect, Pioneer High Yield Fund's expenses will be substantially lower than the historic expenses of your fund. Pioneer's fee waiver and expense reimbursement agreement is voluntarily and temporary and may be revised or terminated at any time.

Pioneer High Yield Fund anticipates that its class a expense ratio will be 1.50% for the fiscal year ending October 31, 2000 (0.75% after giving effect to the expense limitation). This ratio is lower than your fund's gross expense ratio of 3.99% (1.90% after giving effect to the expense limitation) for the period ending October 31, 1998.

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

THIRD AVENUE HIGH YIELD FUND. To maximize total return through a combination of income and capital appreciation.

PIONEER HIGH YIELD FUND. Maximize total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

THIRD AVENUE HIGH YIELD FUND. Third Avenue High Yield Fund invests at least 65% of its total assets in bonds and preferred stocks of companies whose securities are rated below investment grade (and comparable unrated securities) at the time of the fund's investment. Securities are rated below investment grade if they are rated below Baa3 by Moody's Investors Service, Inc. and below BBB- by Standard & Poor's Ratings Group. Such securities are commonly referred to as "junk bonds." The fund will acquire securities of companies whose capital structures, in the opinion of the adviser, have a market value priced below their takeover values. The fund will also invest in bonds and preferred stocks that are convertible into the equity of the issuer. Convertible securities have general characteristics similar to both fixed income and equity securities and provide the possibility of capital appreciation should the underlying common stock increase in value. The fund can invest in securities with any maturity the fund's adviser believes is appropriate.

PIONEER HIGH YIELD FUND. Normally, the fund invests at least 65% of its total assets (at the time of purchase) in below investment grade (high yield) debt securities and preferred stocks. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The fund's investments may have all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

The fund may invest in securities of non-U.S. corporate and government issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENT PHILOSOPHY

THIRD AVENUE HIGH YIELD FUND. EQSF Advisers, Inc. adheres to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the adviser believes is the true value of the securities. The adviser believes this both lowers risk and increases appreciation potential. The fund intends its investments in debt securities to be, for the most part, in securities which the adviser believes will provide above-average current yields, yields to events, or yields to maturity. The fund identifies investment opportunities through intensive research of individual companies and ignores general stock market conditions and other macro factors. For these reasons, the fund may seek investments in the securities of companies or industries that are temporarily depressed. The fund follows a "buy and hold" strategy. The fund will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value.

PIONEER HIGH YIELD FUND. Pioneer, the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and due diligence. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Each fund is subject to similar risks. Even though each fund seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of debt securities in the fund's portfolio to decline
o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk
o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in either fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o    Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Each fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

EACH FUND'S PAST PERFORMANCE

Performance information for Pioneer High Yield Fund is not presented because the fund has not yet commenced operations. Annual performance information for Third Avenue High Yield Fund is not presented because the fund has not been in operation for a full calendar year. Fund performance varies from year to year. A fund's past performance does not necessarily indicate how it will perform in the future. As a shareholder, you may lose or make money on your investment.

FEES AND EXPENSES

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense table for Third Avenue High Yield Fund shows fund expenses for the year ended October 31, 1998. Future expenses may be greater or less.

THIRD AVENUE HIGH YIELD FUND

SHAREHOLDER FEES
PAID DIRECTLY FROM YOUR INVESTMENT
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                               None
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when
 you sell shares, whichever is less                              None
Redemption fee (as a percentage of amount redeemed)              1.00%1
Exchange fee (as a percentage of amount exchanged)               1.00%1

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
 Management Fee                                                  0.90%
 Other Expenses                                                  3.09%2
 Total Annual Fund Operating Expenses                            3.99%2

1 Fee is charged only on redemptions or exchanges of shares held less than one year.
2 These expenses do not reflect reimbursements by EQSF Advisers, Inc. for all expenses incurred by the fund in excess of 1.9% of fund assets. The fund will repay EQSF Advisers, Inc. the amount of its reimbursement for up to three years following the reimbursement to the extent fund expenses drop below 1.9%. EQSF Advisers, Inc. expects to continue to reimburse the fund for these expenses for the forseeable future. Either the fund or EQSF Advisers, Inc. can terminate this arrangement at any time.

THIRD AVENUE HIGH YIELD FUND EXAMPLE

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   IF YOU SELL YOUR SHARES                    IF YOU DO NOT SELL YOUR SHARES
                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
                             1         3          5         10               1          3          5         10
Third Avenue High Yield
Fund                        $502    $1,215     $2,046     $4,197           $401      $1,215     $2,046     $4,197

PIONEER HIGH YIELD FUND

SHAREHOLDER FEES                                                CLASS A
PAID DIRECTLY FROM YOUR INVESTMENT
Maximum sales charge (load) when you buy shares
 as a percentage of offering price                               4.5%
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when
 you sell shares, whichever is less                              None1

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
 Management Fee                                                  0.70%2
 Distribution and Service (Rule 12b-1) Fee                       0.25%
 Other Expenses                                                  0.55%2
 Total Annual Fund Operating Expenses                            1.50%2

1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge.
2 Estimated based on anticipated expenses for the fund during its initial fiscal year. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time. Given the expense limitation, actual fund expenses as a percentage of average daily net assets are estimated as follows:

                                                                CLASS A
                  Management Fee                                 0.00%
                  Distribution and Service (12b-1) Fee           0.25%
                  Other Expenses                                 0.50%
                  Total Annual Fund Operating Expenses           0.75%

PIONEER HIGH YIELD FUND EXAMPLE

This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                   IF YOU SELL YOUR SHARES                    IF YOU DO NOT SELL YOUR SHARES
                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
                             1         3          5         10               1          3          5         10
Pioneer High Yield Fund     $596    $903       $1,232     $2,160           $596      $903       $1,232     $2,160

OTHER INVESTMENT STRATEGIES

As discussed, each fund invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

CONVERTIBLE SECURITIES

Each fund may invest in bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

EQUITY SECURITIES

Consistent with its objective each fund may invest in equity securities, including common stocks, depository receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

FOREIGN SECURITIES

Pioneer High Yield Fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund may invest up to 15% of its total assets (at the time of purchase) in equity and debt securities of non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in emerging markets or concentrates such investments in any one region. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments
o Political, economic and social developments that adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS

Normally, Pioneer High Yield Fund invests substantially all of its assets to meet its investment objective. Pioneer High Yield Fund may invest the remainder of its assets in securities with a remaining maturity of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, Pioneer High Yield Fund may depart from its principal investment strategies and invest part or all of its assets in these securities. Similarly, your fund may hold all or a portion of its assets in short-term U.S. government obligations, cash or cash equivalents when the adviser deems a short-term defensive posture appropriate. Pioneer High Yield Fund intends to adopt a defensive strategy only when Pioneer believes high yield securities have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance and could cause shareholders to receive larger distributions of taxable income or capital gains.

DERIVATIVES

Pioneer High Yield Fund may use futures, options, forward foreign currency exchange contracts and other derivatives. Your fund has expressed no policy regarding these instruments. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, a fund may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates and currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on a fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

YEAR 2000

Information technology experts are concerned about computer and other electronic systems' ability to process date-related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact on the funds and the provision of services to their shareholders. Each fund has addressed and continues to monitor the Year 2000 problem with respect to its systems and those used by their distributors and transfer agents. Each fund has obtained assurances from their other service providers that they are taking appropriate Year 2000 measures and each fund is monitoring their efforts. Although neither fund expects the Year 2000 problem to adversely impact it, neither fund can guarantee that its, or the fund's service providers', efforts will be successful.

                          PROPOSAL TO APPROVE AGREEMENT
                           AND PLAN OF REORGANIZATION

REORGANIZATION

o The reorganization is scheduled to occur after the close of business on February 29, 2000 but may occur as of any later date on or before April 15, 2000 or otherwise agreed to by the funds. Upon consummation of the reorganization, your fund will transfer all of its assets to Pioneer High Yield Fund in exchange for shares of Pioneer High Yield Fund. Pioneer High Yield Fund will also assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.
o Pioneer High Yield Fund will issue to your fund Class A shares of Pioneer High Yield Fund in an amount equal to the aggregate net asset value of your fund's shares. Shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed to you in exchange for shares of your fund. As a result, all shareholders of your fund will become Class A shareholders of Pioneer High Yield Fund.
o After the reorganization is complete, your fund will be liquidated and terminated.
o The reorganization is intended to be tax free for federal income tax purposes.

DESCRIPTION OF REORGANIZATION

The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the terms described above.

REASONS FOR THE PROPOSED REORGANIZATION

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

FIRST, shareholders of your fund would enjoy continuity of portfolio management. Margaret Patel, the portfolio manager of your fund since inception, will be the portfolio manager for Pioneer High Yield Fund. She has informed your fund that she intends to manage Pioneer High Yield Fund in substantially the same manner in which she manages your fund.

SECOND, it is expected that Pioneer High Yield Fund's actual expenses will be lower than your fund's actual expenses. This is because Pioneer has temporarily agreed to limit the expenses of Class A shares to 0.75% of average daily net assets, while your fund currently has an expense limit of 1.90% of average daily net assets. Consequently, shareholders of your fund are expected to pay significantly lower expenses each month as shareholders of Pioneer High Yield Fund than they would if the reorganization did not occur, for at least as long as the voluntary expense limitations on the funds' expenses are continued.

Furthermore, there is the potential that Pioneer High Yield Fund's total annual operating expenses will continue to be lower than the total annual operating expenses of your fund even after termination of the expense waiver. Although the combined Rule 12b-1 and management fees for Pioneer High Yield Fund are greater than the management fee for your fund so long as the net assets of Pioneer High Yield are $500 million or less, they are equal to or less than your fund's management fee at net asset levels in excess of $500 million. Moreover, to the extent that Pioneer High Yield Fund is successful in raising more assets than your fund would have raised, Pioneer High Yield Fund may have a lower rate of other expenses as a percentage of net assets than your fund would have. This difference could more than offset the higher combined Rule 12b-1 and management fees of Pioneer High Yield Fund at net asset levels below $500 million.

THIRD, Pioneer High Yield Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have.

FOURTH, Pioneer offers a diverse family of mutual funds, with over 20 funds that will be available to your fund's shareholders through exchanges.

FIFTH, EQSF Advisers, Inc. does not expect to retain the services of Ms. Patel after the reorganization (or, in the event that the reorganization is not expected to occur, such earlier date as determined by Ms. Patel or EQSF Advisers, Inc.) and does not have other portfolio managers with comparable experience in managing high yield portfolios, nor does it expect to hire another portfolio manager with such expertise. Consequently, EQSF Advisers, Inc. has advised your fund that if the reorganization is not completed, EQSF Advises, Inc. expects to recommend to your fund's trustees that your fund be liquidated. Your fund's trustees could accept or reject such a recommendation. A liquidation would be taxable to your fund's shareholders and would not offer the potential advantages of the reorganization. In recommending the transaction, the board considered the fact that the reorganization is expected to be able to be completed on a tax-free basis.

The board of trustees of Pioneer High Yield Fund considered that the reorganization presents an opportunity for Pioneer High Yield Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Pioneer High Yield Fund's shareholders will benefit from the resulting continuity of management, including the intended use of your fund's performance record as its own. The ability of Pioneer High Yield Fund to utilize your fund's past performance may be effective in drawing new shareholders to Pioneer High Yield Fund. This could have the effect of increasing the fund's asset base and lowering overall expenses for shareholders.

The board of trustees of Pioneer High Yield Fund also considered that the advisers to both funds will benefit from the reorganization. Because Pioneer High Yield Fund will have a performance record, Pioneer expects to be able to increase the size of the fund at a faster rate than would otherwise be possible. Such an increase in size benefits Pioneer by accelerating the period at which management of the fund is profitable. EQSF Advisers, Inc. will benefit from the reorganization because Pioneer has agreed to make certain payments to EQSF Advisers, Inc. if the reorganization is completed. EQSF Advisers, Inc. will be entitled to $250,000 plus an annual fee equal to 0.549% of the average daily net assets of Pioneer High Yield Fund during the first three years after the reorganization.

COMPARATIVE FEES AND EXPENSE RATIOS. As discussed above, Pioneer High Yield Fund pays a management fee rate lower than your fund's fee rate at all asset levels. Pioneer High Yield Fund also has breakpoints in its management fee which may reduce the effective management fee rate as Pioneer High Yield Fund's assets grow. The benefit of the reduced management fee may, however, depending upon Pioneer High

Yield Fund's net assets, be more than offset by the Class A Rule 12b-1 fee of 0.25% of average daily net assets.

In addition to a lower management fee rate, Pioneer High Yield Fund's estimated Class A expense ratio of 1.50% is lower than your fund's gross expense ratio of 3.99% (0.75% vs. 1.90%, respectively, for net expenses with the expense limitation).

The expenses of Class A shares of Pioneer High Yield Fund include an annual Rule 12b-1 fee equal to 0.25% of average daily net assets attributable to Class A shares. Assets attributable to Pioneer accounts established in connection with the reorganization, except for omnibus accounts maintained by a broker, financial intermediary or recordkeeper, will not be considered in calculating the fee payable under the Class A Rule 12b-1 plan. However, since Rule 12b-1 fees are not assessed at a shareholder account level, the effect will be a reduction in the Rule 12b-1 fee paid by all Class A shareholders and not a waiver of the Rule 12b-1 fee for shareholders participating in the reorganization.

Your trustees do not believe, given your fund's current size and growth rate, that in the near future your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale. Your trustees also do not believe that in the near future your fund will reach an asset size that will allow your fund to significantly increase the diversification of its investment portfolio. In addition, the adviser to your fund may not continue to subsidize a portion of your fund's expenses indefinitely. If the adviser were to discontinue this voluntary limitation, your fund's expense ratio would rise even higher above Pioneer High Yield Fund's Class A expense ratio after giving effect to Pioneer's fee waiver.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The reorganization is intended to be tax free for United States federal income tax purposes. The consummation of the reorganization is conditioned on the receipt by both funds of an opinion as of the closing from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to Third Avenue High Yield Fund, substantially to the effect that, on the basis of facts, representations and assumptions set forth in the opinion, the reorganization will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Pioneer High Yield Fund and Third Avenue High Yield Fund will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by Pioneer High Yield Fund or Third Avenue High Yield Fund as a result of the reorganization, and no gain or loss will be recognized by a shareholder of Third Avenue High Yield Fund who receives solely Pioneer High Yield Fund shares in exchange for shares of Third Avenue High Yield Fund.

The aggregate tax basis of the Pioneer High Yield Fund shares to be received by shareholders of Third Avenue High Yield Fund will be the same as the aggregate tax basis in the shares of Third Avenue High Yield Fund surrendered in exchange therefor, and the holding period of the Pioneer High Yield Fund shares to be received by shareholders of Third Avenue High Yield Fund in connection with the reorganization will include the holding period of the shares of Third Avenue High Yield Fund surrendered in exchange therefor, provided that the shares in Third Avenue High Yield Fund are held as a capital asset at the closing of the reorganization.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF THIRD AVENUE HIGH YIELD FUND SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS FOREIGN HOLDERS OR HOLDERS WHOSE SHARES

WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF THIRD AVENUE HIGH YIELD FUND ARE URGED TO CONSULT THEIR TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE REORGANIZATION.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

SURRENDER OF SHARE CERTIFICATES. Shareholders of your fund whose shares are represented by one or more share certificates need not surrender their certificates. After the reorganization, certificates evidencing ownership of your fund's shares will evidence ownership of Pioneer High Yield Fund shares received in the reorganization. Shareholders must continue to follow procedures for surrendering your fund's share certificates (or delivering the appropriate affidavit) in order to redeem shares of Pioneer High Yield Fund after the reorganization. Pioneer High Yield Fund will not issue share certificates in the reorganization.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Pioneer High Yield Fund of all its obligations under the Agreement and Plan of Reorganizations and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 9 of Exhibit A).

The obligation of Pioneer High Yield Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 8 and 9 of Exhibit A).

The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's trust instrument and by-laws.

TERMINATION OF AGREEMENT AND PLAN OF REORGANIZATION. The boards of trustees of your fund and Pioneer High Yield Fund may agree to terminate the Agreement and Plan of Reorganization even if the shareholders of your fund have already approved it, at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

EXPENSES OF THE REORGANIZATION. Pioneer will pay for all expenses incurred in connection with the reorganization except that (i) your fund will pay for all expenses incurred in connection with its liquidation and termination and (ii) if the shareholders of your fund do not approve the reorganization, EQSF Advisers, Inc. will pay 50% of expenses incurred in connection with the reorganization, up to $20,000, and Pioneer will pay the remainder. The reorganization expenses are estimated to be approximately $_______ for your fund and $_______ for Pioneer High Yield Fund.

                                 CAPITALIZATION

The following table sets forth the PRO FORMA combined capitalization of both funds as if the reorganization had occurred on April 30, 1999. The table reflects PRO FORMA exchange ratios of approximately one Class A Pioneer High Yield Fund share being issued for each share of your fund. Because Pioneer High Yield Fund will consist only of the Class A shares obtained through the reorganization, the exchange ratio will most likely remain 1:1 on the closing date.

                                 APRIL 30, 1999

                                                                                   PIONEER HIGH YIELD
                                                          PIONEER HIGH YIELD         CLASS A SHARES
                             THIRD AVENUE HIGH YIELD        CLASS A SHARES             PRO FORMA
Net Assets                                $8,620,262              0                        $8,620,262
Net Asset Value Per Share                      $9.41             N/A                            $9.41
Shares Outstanding                            16,197              0                            16,197

It is impossible to predict how many Class A shares of Pioneer High Yield Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Pioneer High Yield Fund shares that will actually be received and distributed.

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interest of your fund. Similarly, the board of trustees of Pioneer High Yield Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interest of Pioneer High Yield Fund. If the reorganization is not approved, your trustees will consider what other actions may be appropriate, including the possible liquidation of your fund.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST the proposal.

If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will NOT be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has the same effect as a vote AGAINST the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate, including the possible liquidation of your fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

NET ASSET VALUE

Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by the adviser to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

You buy or sell shares at the net asset value per share calculated on the day of your transaction.

THE FOLLOWING IS INFORMATION ABOUT BUYING, EXCHANGING AND SELLING SHARES OF PIONEER HIGH YIELD FUND. FOR INFORMATION ABOUT BUYING, EXCHANGING AND SELLING SHARES OF YOUR FUND, SEE YOUR FUND'S PROSPECTUS.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

ACCOUNT OPTIONS

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to Pioneer High Yield Fund's transfer agent for account applications, account options forms and other account information:

PIONEERING SERVICES CORPORATION
P.O. Box 9014
Boston, Massachusetts 02205-9014
Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

If your account is registered in your name, you can buy, exchange or sell Pioneer High Yield Fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR PIONEER HIGH YIELD FUND SHARES

SHARE PRICE

If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

You may buy Pioneer High Yield Fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

You can buy Pioneer High Yield Fund shares at the offering price. Shareholders whose Pioneer High Yield Fund accounts were established as a result of the reorganization may purchase additional shares at net asset value. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

Your initial investment in Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization.

EXCHANGING

You may exchange your shares only for Class A shares of another Pioneer mutual fund.

Your exchange request must be for at least $1,000.

SELLING

Your shares will be sold at net asset value per share next calculated after Pioneer High Yield Fund receives your request in good order.

The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You may have to pay federal income taxes on a sale or an exchange.

GOOD ORDER MEANS THAT:

o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -- Are selling over $100,000 or exchanging over $500,000 worth of shares
     -- Changed your account registration or address within the last
        30 days
     -- Instruct the transfer agent to mail the check to an address different from the one on your account
     -- Want the check paid to someone other than the account owner(s)
     -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING PIONEER HIGH YIELD FUND SHARES

                   BUYING SHARES                                   EXCHANGING SHARES
----------------- ------------------------------------------------ ------------------------------------------------
     THROUGH YOUR Normally, your investment firm will send your    Normally, your investment firm will send your
  INVESTMENT FIRM purchase request to the fund's transfer          exchange request to the fund's transfer agent.
                  agent.  CONSULT YOUR INVESTMENT PROFESSIONAL     CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
                  FOR MORE INFORMATION.  Your investment firm      INFORMATION ABOUT EXCHANGING YOUR SHARES.
                  may receive a commission from the distributor
                  for your purchase of fund shares. The
                  distributor or its affiliates may pay additional
                  compensation, out of their own assets, to
                  certain investment firms or their affiliates
                  based on objective criteria established by the
                  distributor.
----------------- ------------------------------------------------ ------------------------------------------------
         BY PHONE YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE     After you establish your fund account, YOU CAN
                  IF you have an existing non-retirement           EXCHANGE FUND SHARES BY PHONE IF:
                  account or certain IRAs.  You can purchase
                  additional fund shares by phone if:              o  You are using the exchange to establish
                                                                      a new account, provided the new
                  o You established your bank account of              account has a registration identical to the
                    record at least 30 days ago                       original account
                  o Your bank information has not                  o  The fund into which you are exchanging
                    changed for at least 30 days                      offers the same class of shares
                  o You are not purchasing more than               o  You are not exchanging more than
                    $25,000 worth of shares per account per day       $500,000 worth of shares per account per day
                  o You can provide the proper account             o  You can provide the proper account
                    identification                                    identification information

                  When you request a telephone purchase, the
                  transfer agent will electronically debit the
                  amount of the purchase from your bank account
                  of record. The transfer agent will purchase
                  fund shares for the amount of the debit at the
                  offering price determined after the transfer
                  agent receives your telephone purchase
                  instruction and good funds. It usually takes
                  three business days for the transfer agent to
                  receive notification from your bank that good
                  funds are available in the amount of your
                  investment.
----------------- ------------------------------------------------ ------------------------------------------------
     IN  WRITING, You can purchase fund shares for an existing     You can exchange fund shares by MAILING OR
          BY MAIL fund account by MAILING A CHECK TO THE           FAXING A LETTER OF INSTRUCTION TO THE TRANSFER
        OR BY FAX TRANSFER AGENT.  Make your check payable to      AGENT.  You can exchange fund shares directly
                  the fund.  Neither initial nor subsequent        through the fund only if your account is
                  investments should be made by third party        registered in your name.  However, you may not
                  check.  Your check must be in U.S. dollars       fax an exchange request for more than
                  and drawn on a U.S. bank.  Include in your       $500,000.  Include in your letter:
                  purchase request the fund's name, the account    o  The names, social security number and
                  number and the name or names in the account         signatures of all registered owners
                  registration.                                    o  A signature guarantee for each registered
                                                                      owner if the amount of the exchange is
                                                                      more than $500,000
                                                                   o  The name of the fund out of which you
                                                                      are exchanging and the name of the fund
                                                                      into which you are exchanging
                                                                   o  The class of shares you are exchanging
                                                                   o  The dollar amount or number of shares you
                                                                      are exchanging
----------------- ------------------------------------------------ ------------------------------------------------

SELLING SHARES                                   HOW TO CONTACT PIONEER
------------------------------------------------ ------------------------------------------------
Normally, your investment firm will send your    BY PHONE
request to sell shares to the fund's transfer    For information or to request a telephone
agent.  CONSULT YOUR INVESTMENT PROFESSIONAL     transaction between 8:00 a.m. and 9:00 p.m.
FOR MORE INFORMATION. The fund has authorized    (Eastern time) by speaking with a shareholder
the distributor to act as its agent in the       services representative call 1-800-225-6292
repurchase of fund shares from qualified
investment firms. The fund reserves the right    To request a transaction using FactFone(SM) call
to terminate this procedure at any time.         1-800-225-4321
------------------------------------------------
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. Telecommunications Device for the Deaf (TDD)
You may sell fund shares held in a retirement    1-800-225-1997
plan account by phone only if your account is
an IRA. You may not sell your shares by phone    BY MAIL
if you have changed your address (for checks)    Send your written instructions to:
or your bank information (for wires and          PIONEERING SERVICES CORPORATION
transfers) in the last 30 days.                  P.O. Box 9014
                                                 Boston, Massachusetts 02205-9014
You may receive your sale proceeds:
o    By check, provided the check is made        BY FAX
     payable exactly your account is registered  Fax your exchange and sale requests to:
o    By bank wire or by electronic funds         1-800-225-4240
     transfer, provided the sale proceeds are
     being sent to your bank address of record
------------------------------------------------ ------------------------------------------------
You can sell some or all of your fund shares by  EXCHANGE PRIVILEGE
WRITING DIRECTLY TO THE FUND only if your        You may exchange shares of this fund into
account is registered in your name. Include      another Pioneer mutual fund, provided that,
in your request your name, your social security  may not make more than four exchanges of
number, the fund's name, your fund account       $25,000 or more per account per calendar year
number, the class of shares you to be sold, the  out of the fund.
dollar amount or number of shares to be sold
and any other applicable requirements as         The fund and the distributor reserve the right
described below. The transfer agent will send    to refuse any exchange request or restrict, at
the sale proceeds to your address of record      any time without notice, the number and/or
unless you provide other instructions.  Your     frequency of exchanges to prevent abuses of the
request must be signed by all registered owners  exchange privilege.  Abuses include frequent trading
and be in good order. The transfer agent will    in response to short-term market fluctuations
not process your request until it is received    and a pattern of trading that appears to be an
in good order. You may not sell more than        attempt to "time the market." In addition, the
$100,000 per account per day by fax.             fund and the distributor reserve the right to
                                                 charge a fee for exchanges or to modify, limit or
                                                 suspend the exchange privilege.  The fund will
                                                 provide 60 days notice of material amendments to
                                                 or termination of the privilege.
------------------------------------------------ ------------------------------------------------

PIONEER HIGH YIELD FUND SHAREHOLDER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS

You are required to obtain a signature guarantee when you are:

o    Requesting certain types of exchanges or sales of fund shares
o    Redeeming shares for which you hold a share certificate
o    Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION

You may make up to four exchanges of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Internal Revenue Code. The exchange limitation also may not apply to transactions made through an omnibus account for fund shares.

MINIMUM ACCOUNT SIZE

The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

FORMER THIRD AVENUE HIGH YIELD FUND SHAREHOLDERS
You may purchase shares in any Pioneer mutual fund, either directly or by exchange, for any account established as a result of the reorganization without a sales charge. These shares will not be subject to the Class A distribution fee, except that Class A shares held in an omnibus account are subject to the Class A distribution fee whether those shares issued were in connection with the reorganization or were later purchased by direct investment or by exchange.

OTHER POLICIES

The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareholders at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS AND CAPITAL GAINS

Pioneer High Yield Fund declares a dividend from any net investment income and short-term capital gains each business day. You begin earning dividends on the first business day following receipt of payment for shares; your shares continue to earn dividends up to and including the date you redeem them. Dividends are normally paid on the last business day of the month or shortly thereafter. Pioneer High Yield Fund distributes net long-term capital gains, if any, in November. Pioneer High Yield Fund may also pay dividends and distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the capital gains distribution whether you reinvest the distribution or receive it as cash.

Sales and exchanges may be taxable transactions to shareholders.

TAXES

For federal income tax purposes, distributions from Pioneer High Yield Fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. You may also have tax consequences (generally, a capital gain or loss) when you sell or exchange fund shares. Each year the fund will mail to you information about your dividends and distributions for, and the shares you sold in, the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sales proceeds and any other payments to you.

You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareholders.

                  MATERIAL PROVISIONS OF MANAGEMENT AGREEMENTS

THIRD AVENUE HIGH YIELD FUND

Your fund entered into a management agreement with EQSF Advisers, Inc. on February 9, 1998 (the "existing agreement"). The existing agreement was approved by [the fund's initial sole shareholder] on ____________, 1998. After its initial two year term, the existing agreement would continue from year to year if approved annually by the fund's board of trustees. The existing agreement may be terminated at any time without penalty upon 60 days' written notice by either party and will automatically terminate upon assignment thereof.

Pursuant to the existing agreement, your fund pays the adviser a monthly fee equal to 0.90% annually of your fund's average daily net assets, based on the prior month's net assets. During the fiscal year ended October 31, 1998, your fund paid management fees to EQSF Advisers, Inc. equal to $50,472.

Under current arrangements, whenever in any fiscal year, your fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.9% of the first $100 million of average daily net assets of the fund, and 1.5% of assets in excess of $100 million, EQSF Advisers, Inc. is obligated to reimburse the fund in an amount equal to that excess. If operating expenses fall below that expense limitation, the fund will begin repaying EQSF Advisers, Inc. for the amount contributed on behalf of the fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the adviser, subject to the expense limitation, until the adviser has been paid for the entire amount contributed or such three year period expires.

Under the existing agreement, EQSF Advisers, Inc. supervises and assists in the management of your fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. EQSF Advisers, Inc. furnishes at its expense all necessary office equipment and personnel necessary for performance of its obligations and pays the compensation for executive duties of officers of the fund.

All other expenses incurred in the operation of your fund and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside trustees are borne by the fund.

PIONEER HIGH YIELD FUND

Pioneer High Yield Fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PGI is engaged in the financial services business in the U.S. and other countries. Certain trustees or officers of Pioneer High Yield Fund are also directors and/or officers of PGI and its subsidiaries (see management biographies below).

As Pioneer High Yield Fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the trustees on the fund's investments and performance.

Under the terms of its contract with Pioneer High Yield Fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party;
(e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the Securities and Exchange Commission, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the Securities Exchange Commission pursuant to the Investment Company Act of 1940 (1940 Act); (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), PGI or Pioneer Fund Distributor, Inc. (PFD); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer.

Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

As compensation for its management services, Pioneer High Yield Fund will pay Pioneer a fee equal to 0.70% of Pioneer High Yield Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% on assets over $1 billion. The fee is normally computed and accrued daily and paid monthly.

Pioneer High Yield Fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services.

Pioneer has agreed to waive all or part of its management fee or to reimburse Pioneer High Yield Fund for other expenses (other than extraordinary expenses) to the extent the fund's Class A share expenses exceed 0.75% of average daily net assets attributable to the Class A shares. This agreement may be revised or terminated at any time by Pioneer. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund are subsequently less than 0.75% of the average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's expenses to exceed 0.75% of the average daily net assets.

             PIONEER HIGH YIELD FUND'S RULE 12B-1 DISTRIBUTION PLAN

As described above, Pioneer High Yield Fund has adopted a 12b-1 plan for Class A shares. Because of the 12b-1 plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. regarding investment companies.

Pursuant to the 12b-1 plan the fund will reimburse its principal underwriter, PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the fund's board of trustees. The fund's board of trustees has approved the following categories of expenses that may be reimbursed under the Class A plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank is prohibited from acting in any capacity or providing any of the described services, management will consider what action, if any, would be appropriate. The expenses of the fund pursuant to the plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The fund will not, however, pay such 12b-1 fees on assets attributable to Class A shares issued in the reorganization, other than those issued to omnibus accounts.

The 12b-1 plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the 12b-1 plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period.

           TRUSTEES AND EXECUTIVE OFFICERS OF PIONEER HIGH YIELD FUND

When the reorganization occurs, you will become a shareholder of Pioneer High Yield Fund, which is under different management from Third Avenue High Yield Fund. Information regarding the trustees and executive officers of Pioneer High Yield Fund is set forth below.

The following table sets forth each trustee's position(s) with the fund, and age, address, principal occupation and employment during the past five years and any other directorships held. Each trustee first became a trustee of the fund on August 3, 1999. Because the fund is newly organized and not operational, no trustee owns shares of the fund, beneficially or otherwise.

 Name, age, position(s) with                Principal occupation or employment and trusteeships(1)
     the fund and address
JOHN F. COGAN, JR.*           President, Chief Executive Officer and a Director of
(72)                          PGI; Chairman and a Director of Pioneer, PFD, Pioneer
CHAIRMAN OF THE BOARD,        Goldfields Limited, Teberebie Goldfields Limited, Closed
PRESIDENT AND TRUSTEE         Joint-Stock Company "Amgun-Forest," Closed Joint-Stock
60 State Street               Company "Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining
Boston, MA 02109              Company; Director of Pioneer Real Estate Advisors, Inc. (PREA), Pioneer
                              Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd.
                              (PMIL), Pioneer First Investment Fund and Closed Joint-Stock Company
                              "Forest-Starma"; President and Director of Pioneer Metals and Technology,
                              Inc. (PMT), Pioneer International Corp. (PIntl), Pioneer First Russia,
                              Inc. and Pioneer Omega, Inc. (Pioneer Omega); Chairman of the Supervisory
                              Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment
                              Fund Joint Stock Company, S.A. (Pioneer First Polish) and Pioneer Czech
                              Investment Company, A.S. (Pioneer Czech); Member of the Supervisory Board
                              of Pioneer Universal Pension Fund Company; Chairman, President and Trustee
                              of all of the Pioneer mutual funds; Director of Pioneer Global Equity
                              Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc,
                              Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc,
                              Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer
                              Diversified Income Fund Plc and Pioneer America Fund Plc (collectively, the Irish Funds); and Partner, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH                  President, Bush & Co. (international financial advisory firm); Director
(51)                          and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management
TRUSTEE                       Company, Hoover Institution, Folger Shakespeare Library, March of Dimes,
4201 Cathedral Ave. NW        Project 2000, Inc. (not-for-profit educational organization), Wilberforce
Washington, DC  20016         University and Texaco, Inc.; Advisory Board Member, Washington Mutual
                              Investors Fund (registered investment company);
                              and Trustee of all of the Pioneer mutual funds,
                              except Pioneer Variable Contracts Trust.


                                       28




RICHARD H. EGDAHL, M.D.       Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston
(72)                          University; Professor of Management, Boston University School of Management;
TRUSTEE                       Professor of Public Health, Boston University School of Public Health;
Boston University Health      Professor of Surgery, Boston University School of Medicine, University
Policy Institute              Program for Health Care Entrepreneurship, CORE (management of workers'
53 Bay State Road             compensation and disability costs - Nasdaq National Market) and WellSpace
Boston, MA  02215             (provider of complementary health care); Trustee, Boston Medical Center;
                              Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the
                              Pioneer mutual funds.

MARGARET B.W. GRAHAM          Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of
(51)                          Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994;
TRUSTEE                       formerly Professor of Operations Management and Management of Technology and
The Keep                      Associate Dean, Boston University School of Management; and Trustee of all of
P.O. Box 110                  the Pioneer mutual funds, except Pioneer Variable Contracts Trust.
Little Deer Isle, ME
04650

JOHN W. KENDRICK              Professor Emeritus, George Washington University; Director, American
(82)                          Productivity and Quality Center; Adjunct Scholar, American Enterprise
TRUSTEE                       Institute; Economic Consultant; and Trustee of all of the Pioneer mutual
636 Waterway Drive            funds, except Pioneer Variable Contracts Trust.
Falls Church, VA 22044

MARGUERITE A. PIRET           President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of
(50)                          Boston Medical Center; Member of the Board of Governors of the Investment
TRUSTEE                       Company Institute; Director, Organogenesis Inc. (tissue engineering company);
One Boston Place              and Trustee of all of the Pioneer mutual funds.
26th Floor
Boston, MA  02108

DAVID D. TRIPPLE*             Executive Vice President and a Director of PGI; President and a Director of
(55)                          Pioneer and PFD; Director of Pioneering Services Corporation (PSC), PIntl,
EXECUTIVE VICE PRESIDENT AND  PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Irish Funds;
TRUSTEE                       Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech;
60 State Street               and Executive Vice President and Trustee of all of the Pioneer mutual funds.
Boston, MA  02109

STEPHEN K. WEST               Of Counsel, Sullivan & Cromwell (law firm); Director, Kleinwort Benson
(71)                          Australian Income Fund, Inc., The Swiss Helvetia Fund, Inc. (investment
TRUSTEE                       companies), AMVESCAP PLC (investment managers) and ING American Insurance
125 Broad Street              Holdings, Inc.; Trustee, The Winthrop Focus Funds (mutual funds); and Trustee
New York, NY  10004           of all of the Pioneer mutual funds.

JOHN WINTHROP                 President, John Winthrop & Co., Inc. (private investment firm); Director, of
(63)                          NUI Corp. (energy sales, services and distribution); and Trustee of all of
TRUSTEE                       the Pioneer mutual funds, except Pioneer Variable Contracts Trust.
One North Adgers Wharf
Charleston, SC 29401

* Messrs. Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.


                                       29




(1) Each trustee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer Interest Shares, a closed-end investment company, and for each of the 13 portfolios of the Pioneer Variable Contracts
         Trust (except as noted).

Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Ms. Bush, Dr. Egdahl, Ms. Graham, Mr. Kendrick, Ms. Piret, Mr. West and Mr. Winthrop (the non-interested trustees) also serve on the Non-Interested Trustees Committee of the board of trustees. The Non-Interested Trustees Committee meets at least quarterly to discuss matters of particular interest to the non-interested trustees.

As of September 30, 1999, Mr. Cogan owned approximately 13.2% and Mr. Tripple owned approximately 1.2% of the outstanding common stock of PGI, and none of the other trustees owned PGI common stock.

The following table sets forth certain information with respect to the compensation of each trustee of the fund.

                                                                      PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                                AGGREGATE             BENEFITS ACCRUED AS       OTHER PIONEER MUTUAL
                                                COMPENSATION FROM     PART OF FUND EXPENSES     FUNDS**
     TRUSTEE                                    FUND*
     John F. Cogan, Jr.***                           $   750.00                 $0                           $ 18,750.00
     Mary K. Bush                                      1,806.00                  0                             77,125.00
     Richard H. Egdahl, M.D.                           1,806.00                  0                             79,125.00
     Margaret B.W. Graham                              1,812.00                  0                             81,750.00
     John W. Kendrick                                  1,456.00                  0                             65,900.00
     Marguerite A. Piret                               1,906.00                  0                             98,750.00
     David D. Tripple***                                 750.00                  0                             18,750.00
     Stephen K. West                                   1,731.00                  0                             85,050.00
     John Winthrop                                     1,906.00                  0                             85,875.00
                                                     ----------                 --                           -----------
                                                     $13,923.00                 $0                           $611,075.00
         ------------------------
         *        Estimated for the fiscal year ending October 31, 2000.
         **       For the calendar year ended December 31, 1998.
         ***      Under the management agreement, Pioneer will reimburse the fund for any trustees fees paid by the fund.

OTHER EXECUTIVE OFFICERS

In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND POSITION WITH THE FUND                        PRINCIPAL OCCUPATION(S)
ERIC W. RECKARD, (43), Treasurer                            Executive Vice President, Chief Financial Officer and
                                                            Treasurer of PGI since June 1999; Treasurer of
                                                            Pioneer, PFD, PSC, PIntl, PREA, PMT and Pioneer Omega
                                                            since June 1999; Vice President-Corporate Finance of
                                                            PGI from February 1999 to June 1999; Manager of
                                                            Business Planning and Internal Audit of PGI since
                                                            September 1996; Manager of Fund Accounting of Pioneer
                                                            since May 1994; Manager of Auditing, Compliance and
                                                            Business Analysis for PGI prior to May 1994; and
                                                            Treasurer of all of the Pioneer mutual funds
                                                            (Assistant Treasurer prior to June 1999).

VINCENT NAVE (54), Assistant Treasurer                      Vice President-Fund Accounting, Administration and
                                                            Custody Services of Pioneer (Manager from September
                                                            1996 to February 1999); Senior Vice President of The
                                                            Boston Company's Investor Services Group prior to July
                                                            1994; and Assistant Treasurer of all of the Pioneer
                                                            mutual funds since June 1999.

JOSEPH P. BARRI, (53), Secretary                            Corporate Secretary of PGI and most of its
                                                            subsidiaries; Secretary of all of the Pioneer mutual
                                                            funds; and Partner, Hale and Dorr LLP.

ROBERT P. NAULT, (35), Assistant Secretary                  Senior Vice President, General Counsel and Assistant
                                                            Secretary of PGI since 1995; Assistant Secretary of
                                                            Pioneer, certain other PGI subsidiaries and all of the
                                                            Pioneer mutual funds; Assistant Clerk of PFD and PSC;
                                                            and junior partner of Hale and Dorr LLP prior to 1995.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand your fund's financial performance.

Certain information reflects financial results for a single share of Third Avenue High Yield Fund. The total returns in the table represent the rate that you would have earned on an investment in Third Avenue High Yield Fund (assuming reinvestment of all dividends and distributions).

The information for the period from February 12, 1998 through October 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose report is included in the 1998 annual report of Third Avenue Trust along with the financial statements of Third Avenue High Yield Fund. The annual and semiannual reports are available upon request.

THIRD AVENUE HIGH YIELD FUND
Selected data (for a share outstanding throughout each period) and ratios are as follows:

                                                                            FOR THE SIX MONTHS ENDED        FOR THE PERIOD
                                                                                 APRIL 30, 1999                  ENDED
                                                                                   (UNAUDITED)             OCTOBER 31, 19981
Net asset value, beginning of period                                                  $8.50                     $ 10.00
                                                                                      -----                     -------
Increase (loss) from investment operations:
Net investment income                                                                  0.34                        0.34
Net gain (loss) on securities (both realized and unrealized)                           0.92                      (1.56)
                                                                                       ----                      ------
Total from investment operations                                                       1.26                      (1.22)
                                                                                       ----                      ------
Less distributions:
         Dividends from net investment income                                         (0.35)                    (0.28)
                                                                                      ------                    ------
Net asset value, end of period                                                        $9.41                      $8.50
                                                                                      =====                      =====
Total return                                                                          15.02%2                    (12.39)%2
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                             $8,620                     $7,691
Ratio of expenses to average net assets
Before expense reimbursement                                                           4.12%3                     3.993
  After expense reimbursement                                                          1.90%3                      1.90%3
Ratio of net income to average net assets
Before expense reimbursement                                                           4.96%3                     4.13%3
After expense reimbursement                                                            7.18%3                     6.22%3
Portfolio turnover rate                                                                5%2                       38%2
    ----------------
1     The fund commenced investment operations February 12, 1998.
2     Not annualized.
3     Annualized.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of Pioneer, EQSF Advisers, Inc. or the fund's transfer agent, First Data Investors Services Group, Inc.; or by any of their representatives or compensated agents, including broker-dealer firms. Shareholder Communications Corporation, a third-party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $_______.

REVOKING PROXIES

A Third Avenue High Yield fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o    By filing a written notice of revocation with the Secretary, or
o By returning a duly executed proxy with a later date before the time of the meeting, or
o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted

Being present at the meeting alone does NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of October 31, 1999, 783,315.49 shares of beneficial interest of your fund were outstanding. Only shareholders of record on November 24, 1999 (the record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE VOTING

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of Pioneer, EQSF Advisers, Inc. or your fund's transfer agent, or by representatives of compensated agents of any of these parties. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line and will be asked to provide the shareholder's social security number or other identifying information
o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions
o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail
o A toll-free number will be available in case the voting information contained in the confirmation is incorrect
o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of your fund, as of October 31, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of the fund. No shares of Pioneer High Yield Fund were outstanding on October 31, 1999.

------------------------------- ---------------------------------------- -------------------------------------------
NAMES AND ADDRESSES OF OWNERS
  OF MORE THAN 5% OF SHARES                    SHARES OF                 PRO FORMA OWNERSHIP OF PIONEER HIGH YIELD
                                     THIRD AVENUE HIGH YIELD FUND                           FUND
------------------------------- ---------------------------------------- -------------------------------------------
------------------------------- ---------------------------------------- -------------------------------------------
Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104-4122    274,677.75 Shares (35.06%)               274,677.75 Shares (35.06%)
------------------------------- ---------------------------------------- -------------------------------------------
National Investor Services
Corporation
55 Water Street, 32nd Floor
New York, NY 10041-3299         48,306.01 (6.16%)                        48,306.01 (6.16%)
------------------------------- ---------------------------------------- -------------------------------------------
National Financial Services
Corporation
Church Street Station
P.O. Box 3908
New York, NY  10008-3908        47,821.45 (6.10%)                        47,821.45 (6.10%)
------------------------------- ---------------------------------------- -------------------------------------------

As of October 31, 1999, the trustees and officers of your fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your fund.
As of November 30, 1999, the trustees and officers of Pioneer High Yield Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of Pioneer High Yield Fund.

                                     EXPERTS

The financial statements of Third Avenue High Yield Fund as of October 31, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by PricewaterhouseCoopers LLP, as stated in their report appearing in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                   EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this ____ day of October, 1999, between Pioneer High Yield Fund (the "ACQUIRING FUND"), a business trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and THIRD AVENUE TRUST, a business trust organized under the laws of the State of Delaware with its principal place of business at 767 Third Avenue, New York, New York 10017-2023 (the "TRUST"), on behalf of Third Avenue High Yield Fund (the "ACQUIRED FUND"), a series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE") to the Acquired Fund, and (ii) the assumption by the Acquiring Fund of (I) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date set forth below (the "CLOSING DATE") and (II) the liabilities of the Acquired Fund with respect to its investment operations that are not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV consistent with liabilities incurred by registered management investment companies in the ordinary course of their businesses (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, shareholder claims and distribution payments) (the "ASSUMED LIABILITIES"), and (b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, Acquiring Fund and the Trust are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

         WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

         WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired
Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "SECURITIES ACT"), liens for taxes not yet due and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefor: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "CLOSING").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all goodwill, all contractual rights of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund but shall not include any interest in the name "Third Avenue."

              (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

         1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "CLOSING STATEMENT"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

         1.4. On the Closing Date or as soon thereafter as is conveniently practicable, the Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Trust) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Trust shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Trust with respect to the Acquired Fund is and shall remain the responsibility of the Trust up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated as a series of the Trust under the laws of the State of Delaware and in accordance with the Trust Instrument and By-Laws of the Trust.

2.       VALUATION

         2.1. The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "VALUATION DATE"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

         2.2. The NAV of the Acquiring Fund Class A shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

         2.3. All computations of value shall be made by First Data Investors Services Group, Inc. in accordance with its regular practice as pricing agent for the Acquired Fund.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be February 29, 2000, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

         3.2. Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Fund specified by the Acquiring Fund.

         3.3. Custodial Trust Company, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.4. In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to April 15, 2000, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

         3.5. The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President or a Vice President of the Trust on behalf of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Trust's records by such officers or one of the Trust's service providers.

         3.6. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Trust on behalf of the

Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.      LIQUIDATION AND DISSOLUTION OF ACQUIRED FUND

          4.1. As soon as practicable after the Closing, the Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares.

          4.2. In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

          4.3. As soon as practicable after the liquidation of the Acquired Fund, the Trust shall terminate the Acquired Fund as a series of the Trust under the laws of the State of Delaware and in accordance with the Trust Instrument and By-Laws of the Trust.

5.       REPRESENTATIONS AND WARRANTIES

          5.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Trust. The Trust is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Each of the Acquired Fund and the Trust has all necessary federal, state and local authorizations to own all of the properties and assets attributable to the Acquired Fund and to carry on the business of the Acquired Fund as now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "COMMISSION") under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") is in full force and effect;

          (c) The Trust is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust is a party or by which the Acquired Fund or its assets are bound;

          (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to either the Trust or to the Acquired Fund on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. Neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Trust's ability to consummate the transactions herein contemplated;

(f) The statement of assets and liabilities of the Acquired Fund as of October 31, 1998 has been, and the statement of assets and liabilities of the Acquired Fund as of October 31, 1999 to be delivered to the Acquiring Fund pursuant to paragraph 8.4 will be, audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is or will be in accordance with GAAP consistently applied and fairly reflects, or will fairly reflect, the financial condition of the Acquired Fund as of such dates; except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

(g) Since October 31, 1998, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

         (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquired Fund has not taken any action which has caused or will cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

               (A) Within the times and in the manner prescribed by law, the Acquired Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

               (B) The Acquired Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

               (C) All tax returns filed by the Acquired Fund constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquired Fund is not required to notify any shareholder;

               (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue
          Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Trust's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

          (j) At the Closing Date, the Trust in respect of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

          (k) The Trust on behalf of the Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust in respect of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) Any information furnished by EQSF Advisers, Inc. or the Trust on behalf of the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the yield and total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) To the Trust's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) The Acquired Fund has previously provided to the Acquiring Fund (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Fund's total return and yield for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

          (r) The prospectus of the Acquired Fund dated February 28, 1999, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          5.2. The Acquiring Fund represents and warrants to the Trust, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in a violation of its Agreement and Declaration of Trust or By-Laws or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which it is bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (f) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(h) The information to be furnished by the Acquiring Fund or Pioneer Investment Management, Inc. for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

(i) The Acquiring Fund is a qualified institutional buyer as defined in Rule 144A under the Securities Act;

(j) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

(k) The Acquiring Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

(l) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws; and

(m) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares.

6.       COVENANTS OF EACH OF THE PARTIES

         6.1. The Trust, on behalf of the Acquired Fund, will operate the Acquired Fund's business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph
9.5 hereof), in each case payable either in cash or in additional shares.

         6.2. The Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

         6.3. The Trust, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         6.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

         6.5. Subject to the provisions of this Agreement each of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.6. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Trust.

         6.7. The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          6.8. The Trust shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

         7.1. All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

         7.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

 8.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1. All representations and warranties made in this Agreement by or on behalf of the Trust and the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         8.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer on behalf of the Trust;

         8.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

         8.4. The Trust shall have delivered to the Acquiring Fund at least 30 days prior to the Closing Date financial statements of the Acquired Fund as of October 31, 1999 audited by PricewaterhouseCoopers LLP. With the consent of PricewaterhouseCoopers LLP (which the Trust agrees to use its reasonable efforts to obtain), the Trust consents to the inclusion of such financial statements, and any financial statement of the Acquired Fund for a prior period, in the Acquiring Fund's registration statements under the Securities Act and the Investment Company Act.

  9.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Trust's Trust Instrument and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

         9.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

         9.4. The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

         9.5. The parties shall have received a favorable opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), addressed to the Acquiring Fund and the Trust in respect of the Acquired Fund and satisfactory to the Acquiring Fund and the Trust, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

         9.6. Each of the Acquiring Fund and the Acquired Fund agrees to make, to the extent that it is able to accurately do so, and provide representations with respect to itself that are reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois) to deliver an opinion substantially as set forth in paragraph 9.5.

10.      BROKERAGE FEES AND EXPENSES

         10.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2. The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses), except that the Acquired Fund shall be liable for its fees and expenses incurred in connection with its liquidation and termination; provided, however, that any fees and expenses of counsel to the Trust in excess of $15,000 shall be paid by EQSF Advisers, Inc.; and provided further that in the event that the transactions contemplated by this Agreement are not approved by the shareholders of the Acquired Fund or the transactions contemplated hereby are not otherwise completed otherwise than as a result of a breach of this Agreement, each of Pioneer Investment Management, Inc. and EQSF Advisers, Inc. shall pay 50% of the costs incurred by each of the Acquiring Fund and the Acquired Fund in connection with the transactions contemplated by this Agreement; provided finally EQSF Advisers, Inc. shall not be liable for more than $20,000 pursuant to the preceding clause. EQSF Advisers, Inc. shall also be solely liable for any expenses incurred in connection with obtaining the approval of the Trustees of the Trust of the transactions contemplated by this Agreement.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

         11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.      TERMINATION

         12.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         12.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but, except as provided in Section 10, each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Trust pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust on behalf of the Acquired Fund at 767 Third Avenue, New York, New York 10017-2023, and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

15.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         15.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, and this Agreement has been executed by authorized officers of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Trust, respectively.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.



Attest:                                  THIRD AVENUE TRUST ON BEHALF OF
                                         THIRD AVENUE HIGH YIELD FUND


By:      __________________________      By:      __________________________
Name:    Ian M. Kirschner                Name:    __________________________
Title:   Secretary                       Title:   __________________________


Attest:                                  PIONEER HIGH YIELD FUND


By:      __________________________      By:      __________________________
Name:    Joseph P. Barri                 Name:    __________________________
Title:   Secretary                       Title:   __________________________

                                    EXHIBIT B

                  EXCERPTS FROM THIRD AVENUE HIGH YIELD FUND'S

      APRIL 30, 1999 SEMI-ANNUAL REPORT AND OCTOBER 31, 1998 ANNUAL REPORT



The following information is provided for your convenience. It has been excerpted in its entirety from Third Avenue High Yield Fund's most recent semi-annual and annual reports, both of which were mailed to shareholders of Third Avenue High Yield Fund. Specifically, these excerpts contain your fund's portfolio manager's discussion of portfolio holdings and factors affecting fund performance.


                   EXCERPT FROM THIRD AVENUE HIGH YIELD FUND'S

                        APRIL 30, 1999 SEMI-ANNUAL REPORT



Dear Fellow Shareholders:



At April 30, 1999, the unaudited net asset value attributable to the 916,197 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.41 per share. On March 31, 1999, the most recent dividend date, the Fund paid $0.167 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.35 per share has been paid in dividends. On January 31, 1999, the last day of the Fund's first fiscal quarter, the net asset value per share was $9.58. At May 20, 1999, the net asset value per share was $9.64.

QUARTERLY ACTIVITY

During the second quarter of fiscal 1999, the Fund made small reductions in three holdings, and established three new positions, as shown below.

PAR VALUE
OR NUMBER OF SHARES               REDUCTIONS IN EXISTING POSITIONS

$100,000                          Alpharma, Inc. 144A 5.75% due 4/01/05
$100,00                           Credence Systems Corp. 5.25% due 9/15/02
1,000 shares                      Nextlink Communications, Inc. 144A 6.50%,
                                  due 3/31/10

These reductions were made in order to better reflect what we thought were appropriate weightings for these holdings, given their substantial appreciation at the time of their sales in the fiscal year. We continue to regard the business prospects of these companies favorably, and expect to retain our still significant positions.

Alpharma is a generic pharmaceutical company which develops and sells a wide range of human and animal health products worldwide, and has grown steadily through development of new products and selected acquisitions.

Credence Systems makes automatic test equipment and software used in the production of semiconductors. It sells its products worldwide to semiconductor makers, and after some delays in the introduction of new products, should have a good increase in sales as these products have been received quite favorably by its customers. Its equipment is increasingly focused on the most rapidly growing segments of the semiconductor market: those used in telecommunications, internet applications, media and consumer devices.

NEXTLINK is a new telecommunications company established in 1996 to provide local, long distance and data communication services. The company was formed to take advantage of the many growth opportunities in the industry following the federal telecommunication act of 1996 which opened competition in telecommunication services to new entrants.

PAR VALUE
OR NUMBER OF SHARES               NEW POSITIONS ACQUIRED

$500,000                          Webb (Del E.) Corp. 10.25% due 2/15/10
4,000 shares                      KN Energy, Inc. 8.25% due 11/30/01
$250,000                          NCI Building Systems, Inc. 144A 9.25% due
                                  5/01/09

Del Webb is one of the US's biggest residential real estate developers, and the nation's largest developer of planned age-restricted retirement communities, with operations primarily in the sunbelt states of Nevada, Arizona, California, Florida, and South Carolina, as well as in Illinois. Recently, the company has expanded its development activities to include communities without the age restrictions. It has an excellent track record, diversified locations, and is well positioned for the move-up buyer, as well as the active adult market segment.

KN Energy gathers, processes, stores and transports natural gas, and operates pipelines in the central and western US. It is the nation's sixth largest integrated natural gas company. Above-normal winter temperatures have reduced demand for natural gas, and the resulting depressed prices for gas, along with low oil prices, have recently caused financial results to decline. However, the company is well run, has diversified operations, and earnings are expected to recover with more normal seasonal temperatures and higher energy prices in general. Recently, Sempra Energy offered to acquire KN Energy. San Diego-based Sempra has started the process of restructuring, as California begins to deregulate the retail power market, and has sold some assets, while expanding further into the gas industry, through its offer to purchase KN Energy. The credit quality of KN Energy would be improved if the acquisition were made, since Sempra's corporate debt is A-rated, or one level above that of KN Energy.

NCI Building Systems was substantially expanded a year ago with the acquisition of a major competitor. The company is one of the largest integrated manufacturers of metal products for the nonresidential building industry. It operates in 17 states and Mexico. NCI makes and sells metal components and engineered building systems such as metal roof and wall systems; overhead, interior and exterior doors; and related accessories, both to the new construction and renovation markets. With its recent acquisition, it is now twice as large as its next competitor, has substantial purchasing power because of its size in a fragmented market, and has proprietary techniques for producing higher margin coated metal products. Metal roofing products comprise only 6% of the $21 billion roofing market, but this segment is growing faster than the industry as a whole due to low cost, flexibility of use, and improvements in function and appearance.

PORTFOLIO STRUCTURE

The table below lists our largest sector concentrations for the portfolio as of April 30, 1999, reflecting our emphasis on industries which we feel represent attractive value.

INDUSTRY                               PERCENTAGE OF TOTAL ASSETS

Telecommunications                              14.54%
Semiconductor capital equipment                 13.66%
Diversified technology                          12.33%
Real estate                                     11.56%
Electric and gas utilities                      10.58%

We think the telecommunications industry remains an excellent investment, and have made a substantial commitment. Lower prices, faster transmission speed, and greater functionality have dramatically changed the nature of telecommunications in the last few years, and these trends should continue into the future. Usage of traditional voice services has expanded much faster than growth of the general economy, as falling prices have stimulated demand. In addition, increasing amounts of data are being transported as information needs grow. New demand for an enlarged range of data, video and voice services, spawned by ever growing internet usage, has also dramatically multiplied.

Increased uses of semiconductors in a widening array of products continue to drive the revenues of technology companies, for both SEMICONDUCTOR CAPITAL EQUIPMENT issuers, and in other TECHNOLOGY based companies. The capital equipment sector has bottomed out from a two year cyclical decline in new capacity, but early indications are that an upswing in new investment is underway. Technology demand is growing not only from augmenting computer sales, but also from telecommunications' increased utilization of complex chips, as discussed above. In addition, industrial processes and consumer products continue to incorporate more intelligence on chips to increase efficiency and performance characteristics, and always at continuously declining prices.

We believe increasing use of intelligent silicon has been a big contributor to the higher productivity of the American worker over the past few years. Technology comprises an ever larger share of our economic activity, with constantly falling prices, yet offering much higher functionality. So we think the Fund should reflect these positive trends through the industries in which we invest.

We regard the REAL ESTATE sector as undervalued, and therefore we have moderately increased our exposure to this area, as discussed in the new purchases section above. Our positive view of real estate is shared by our other Third Avenue funds, which have also increased their commitments.

Our investment in the ELECTRIC AND GAS UTILITY industry has grown in the quarter. We consider this sector to be under-appreciated by many investors. We think that deregulation of the retail market, now proceeding on a state by state basis, will create opportunities for well-run companies to restructure by selling under-performing assets, and to increase their investment in activities which will expand their operations and improve their efficiency.

We want to keep the portfolio positioned in front of these high growth trends, as well as to emphasize those areas that are undervalued in today's often fickle and short-term oriented marketplace.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund


                   EXCERPT FROM THIRD AVENUE HIGH YIELD FUND'S

                         OCTOBER 31, 1998 ANNUAL REPORT



Dear Fellow Shareholders:



At October 31, 1998, the audited net asset value attributable to the 904,440 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $8.50 per share. This compares with an unaudited net asset value of $9.82 at July 31, 1998, and a net asset value of $10.00 per share at February 12, 1998, the date of the Fund's inception. At December 11, 1998, the unaudited net asset value was $9.00 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1998, the Fund established one new position, as new monies flowed into the Fund, and eliminated three positions in order to raise cash to accommodate redemptions of shares by short-term investors on several occasions.

Transactions made during the quarter are summarized below.

PAR VALUE                         NEW POSITION ACQUIRED

$500,000                          CalEnergy Co., Inc 8.48%, due 9/15/28

                                  POSITIONS ELIMINATED

$300,000                          Alcatel SA 7.00%, due 8/01/04
$300,000                          MascoTech 4.50%, due 12/15/03
$500,000                          PSINet, Inc. 10.00%, due 2/15/05

PORTFOLIO ACTIVITY

The three months ending October 31 marked a once-in-a-decade chance for investors in the high yield bond market, where the Fund has substantial investments, to profit from disorderly market conditions. Because of lack of liquidity and forced sales from leveraged investors, yields rose to levels which on a relative basis were at least as attractive as in the 1990-1991 period, the last such great unsettled period. Similarly, convertible bonds, where the bulk of the Fund's assets is currently concentrated, dropped to levels seen only fleetingly in 1990. Convertible bonds suffered from the combined effects of lower stock prices and higher interest rates on below investment grade bonds in general.

We believe the Fund's portfolio of securities offers both high current income and the possibility of future capital appreciation. Further, our holdings are concentrated in companies and industries whose profits, we think, will expand faster than the economy as a whole, either through internal growth or in combination with restructuring and consolidating among companies. Such asset transfer activity can improve profits and return on investment even in businesses with slow underlying growth rates.

Our largest concentration of holdings, comprising just over 14% of total assets, is in the semiconductor capital equipment industry. Our companies hold leading technological positions in this multifaceted area, and have the financial flexibility to ride out the rest of the current industry consolidation. We believe they are well positioned for the next industry upswing, which some industry analysts think is already underway.

Our second largest industry representation, about 13.5% of total assets, consists of issues of corporations manufacturing a wide range of technology products such as semiconductors, networking products and disks for computers. Companies in these industries have just completed a period of relatively flat demand, coupled with the worst excess inventory supply cycle seen in the post-World War II period, causing sharp price erosion as inventories were worked off. This process is nearly completed, and demand, especially for computer-based products, seems to be moving up again at very healthy rates.

The third largest sector in the Fund, amounting to 11% of assets, is telecommunications. This industry is undergoing dynamic change as a result of the Telecommunications Act of 1996. This legislation provided for the deregulation of the industry and has spawned a number of aggressive competitors offering voice, data, and internet services using new technology to share in the explosive growth in demand. We hold issues of several of these new entrants, and think they will profit not only from new markets but also by taking market share from existing incumbent service providers.

Healthcare makes up close to 11% of the Fund's total assets. Current industry conditions are unsettled, as long-term care providers adjust their business plans to new federal government regulations on reimbursement for care. The number of people needing long-term care along with ancillary services is growing much faster than the population as a whole. Once companies adapt to the new reimbursement rules being phased into the system, we expect other investors will recognize their bright future, as demand for both the quantity and quality of healthcare expands faster than growth of the domestic economy.

The electric and gas utility industry is our fifth largest sector, amounting to close to 10% of the Fund's total assets. While this industry should grow at levels in line with overall economic growth in the U.S., massive changes are just starting to be felt as states begin to deregulate the power industry. Similar deregulation moves are also going on in industrialized countries overseas, which in some cases, notably the United Kingdom (U.K.), are actually ahead of the U.S. in opening their power markets to free competition. We think smart managements will be able to take advantage of these changes to grow their revenues and profits far above the growth of the power market as a whole.

Further, the electric utility industry in the U.S. and other industrialized countries is relatively insensitive to the recent economic declines in less industrialized, so-called emerging market countries, primarily in Asia and Latin America. These countries have begun to reduce their demand for many products manufactured in the U.S., and are attempting to increase their exports to industrialized countries, in an effort to solve their economic troubles. As a result of this lowered export demand and increased import supply, many domestic companies, especially those in commodity-based industries like metals, energy, chemicals, paper and forest products, and textiles, will experience revenue and profit pressure next year.

NEW PURCHASE

CalEnergy is a diversified global energy company which has grown by acquisition of electric and gas companies in the U.S., U.K., Australia, Canada, and New Zealand. Its recent purchase of Iowa-based MidAmerican Energy will provide access to an attractive and growing market for its low cost power. As the electric utility industry begins to deregulate, both in the U.S. and abroad, CalEnergy should benefit from the knowledge it has gained since its 1997 acquisition of Northern Electric in the U.K.

POSITIONS ELIMINATED

Among the three positions which were eliminated in the quarter were bonds of Alcatel, the large French telecommunications equipment company. Alcatel had agreed in June, 1998, to take over DSC Communications, a Texas-based telecommunications equipment company. The DSC bonds had a speculative grade rating of "B" by the major rating services, and experienced substantial appreciation in price due to Alcatel's higher investment grade credit rating of "A" by the major rating agencies.

MascoTech convertible bonds were sold, although our fundamentally favorable opinion of the company has not changed, because we felt other holdings in the portfolio had a likelihood of greater capital appreciation. Similarly, we also sold our holding of PSINet, an Internet access and Web hosting provider to corporations and other Internet service providers, because we felt its continuing need to tap the high yield bond market at future dates would provide other opportunities to reestablish a position in this credit in the future.

THE MISFORTUNE OF MARKET TIMING

Notably, redemptions of the Fund in the quarter were concentrated during the first half of October, the very period when financial markets were at their most stressed condition in many years, and short-term downward pressure was most intense on all securities prices. You may recall that at this time, prices of virtually all securities, except for U.S. Treasury issues, declined sharply, due to liquidity pressures arising from forced sales of securities by numerous leveraged investment funds. In addition, credit concerns about so-called emerging market bonds, such as those from Russia which defaulted in the quarter, caused prices of all emerging market debt, as well as prices of domestic high yield bonds, to drop significantly. The combination of all these events led to extremely illiquid market conditions not seen in many years.

Of course, we recognize that in future periods of market turmoil, the net asset value per share of the Fund may well drop again, reflecting short-term changes in the prices of securities held in the Fund. We regard such times as great opportunities to purchase, but certainly not to sell. Lower prices allow us to buy more bonds or shares for the same amount of money. If our intensive research evaluations are accurate, we can take advantage of short-term price declines to create even greater opportunity to increase our shareholders' investment over the long term.

1998 DISTRIBUTIONS

On November 18, 1998, the Fund declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.16 per Fund share. This distribution is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the distribution will be determined based on the total number of Fund shares outstanding on the close of business on the record date, December 30, 1998. The distribution is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing to you again when the first quarter report for the period ending January 31, 1999 is published.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                             PERFORMANCE INFORMATION

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
                 MASTER II INDEX AND THE MERRILL LYNCH INDEX OF
                      ALL CONVERTIBLES, SPECULATIVE QUALITY


                          Total Return Since Inception
                                     -12.39%


[The following table represents a chart in the printed piece.]

            TAHYF         Merrill Lynch       Merrill Lynch
                          High Yield          Index of all Convertibles,
                          Master II Index     Speculative Quality

2/12/98     $10,000.00    $10,000.00          $10,000.00
10/31/98    8,761.00      9,621.00            9,293.00

________________________________________________________________________________
* Period beginning February 12, 1998 (Third Avenue High Yield Fund's commencement of operations)

  As with all mutual funds, past performance does not indicate future results.

PROXY                                                                      PROXY

                          THIRD AVENUE HIGH YIELD FUND
                      PROXY FOR THE MEETING OF SHAREHOLDERS
                          To be held February 23, 2000


I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint David M. Barse, Michael T. Carney and Ian M. Kirschner, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of Shareholders of my (our) fund to be held on Wednesday, February 23, 2000, at 2:00 p.m. (New York time) at the offices of EQSF Advisers, Inc., 767 Third Avenue, New York, New York 10017, and any adjourned session or sessions thereof, and there to vote and act upon the following matter (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



                                             NOTE: In signing, please write
                                             name(s) exactly as appearing
                                             hereon.  When signing as attorney,
                                             executor, administrator or other
                                             fiduciary, please give your full
                                             title as such.  Joint owners
                                             should each sign personally.

                                             --------------------------------
                                             Signature

                                             --------------------------------
                                             Signature(s)

                                             --------------------------------
                                             Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:


1. To approve an Agreement and Plan of      FOR       AGAINST       ABSTAIN
   Reorganization between your fund and
   Pioneer High Yield Fund as more fully    [ ]         [ ]            [ ]
   described in the proxy statement.

                             PIONEER HIGH YIELD FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                               December [18], 1999

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Prospectus (also dated December [18], 1999) which covers Class A shares of beneficial interest of Pioneer High Yield Fund to be issued in exchange for shares of beneficial interest of Third Avenue High Yield Fund, a series of Third Avenue Trust. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you free of charge (please call 1-800-443-1021 or 1-212-888-5222, or write to Third Avenue High Yield Fund at 767 Third Avenue, New York, New York 10017-2023).

                                TABLE OF CONTENTS

Exhibits......................................................................2
Introduction..................................................................3

ADDITIONAL INFORMATION ABOUT THIRD AVENUE HIGH YIELD FUND
         Fund History.........................................................3
         Description of the Fund and its Investment Risks.....................3
         Management of Third Avenue High Yield Fund/Trust.....................3
         Control Persons and Principal Holders of Securities..................3
         Investment Advisory and Other Services...............................3
         Brokerage Allocation and Other Practices.............................3
         Capital Stock and Other Securities...................................3
         Purchase, Redemption, and Pricing of Shares..........................4
         Taxation of the Fund.................................................4
         Underwriters.........................................................4
         Calculation of Performance Data......................................4
         Financial Statements.................................................4

ADDITIONAL INFORMATION ABOUT PIONEER HIGH YIELD FUND
         Fund History.........................................................4
         Description of the Fund and its Investment Risks.....................4
         Management of Pioneer High Yield Fund................................4
         Control Persons and Principal Holders of Securities..................4
         Investment Advisory and Other Services...............................5
         Brokerage Allocation and Other Practices.............................5
         Capital Stock and Other Securities...................................5
         Purchase, Redemption, and Pricing of Shares..........................5
         Taxation of the Fund.................................................5
         Underwriters.........................................................5
         Calculation of Performance Data......................................5
         Financial Statements.................................................5

                                    EXHIBITS

A    -    Statement of Additional Information, dated February 28 as supplemented
          June 28, 1999, of Third Avenue Trust.

B    -    Preliminary Statement of Additional Information, dated December [18],
          1999, of Pioneer High Yield Fund.

C    -    Audited financial statements of Third Avenue High Yield Fund at
          October 31, 1998.

D    -    Unaudited financial statements of Third Avenue High Yield Fund at
          April 30, 1999.

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated December [18], 1999 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the shareholders of Third Avenue High Yield Fund in connection with the solicitation by the management of Third Avenue High Yield Fund of proxies to be voted at the Meeting of Shareholders of Third Avenue High Yield Fund to be held on February 23, 2000. This Statement of Additional Information includes the statement of additional information, dated February 28 as supplemented June 28, 1999, of Third Avenue Trust (the "Third Avenue SAI"), a series of which is Third Avenue High Yield Fund, and the Preliminary Statement of Additional Information, dated December [18], 1999, of Pioneer High Yield Fund (the "Pioneer SAI").

                          ADDITIONAL INFORMATION ABOUT
                          THIRD AVENUE HIGH YIELD FUND

FUND HISTORY

         For additional information about Third Avenue High Yield Fund generally and its history, see "General Information" in the Third Avenue SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Third Avenue High Yield Fund's investment objective, policies, risks and restrictions, see "Investment Policies," "Investment Restrictions" and "Appendix" in the Third Avenue SAI.

MANAGEMENT OF THIRD AVENUE HIGH YIELD FUND/TRUST

         For additional information about Third Avenue High Yield Trust's Board of Trustees, officers and management personnel, see "Management of the Trust" in the Third Avenue SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information about ownership of shares of Third Avenue High Yield Fund, see "Principal Stockholders" in the Third Avenue SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Investment Advisory Agreement," "Distributor," "Administrator," "Custodian," "Transfer Agent" and "Independent Accountants" in the Third Avenue SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Third Avenue High Yield Fund's brokerage allocation practices, see "Portfolio and Trading Practices" in the Third Avenue SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of Third Avenue High Yield Fund's shares, see "Share Information" in the Third Avenue SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about share purchase, redemption and pricing of Third Avenue High Yield Fund shares, see "Purchase Orders," "Redemption of Shares" and "Redemption In Kind" in the Third Avenue SAI.

TAXATION OF THE FUND

         For additional information about tax matters, see "Dividends, Capital Gain Distributions and Taxes" in the Third Avenue SAI.

UNDERWRITERS

         For additional information, see "Distributor" in the Third Avenue SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Third Avenue High Yield Fund, see "Performance Information" in the Third Avenue SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in the Third Avenue SAI.

                          ADDITIONAL INFORMATION ABOUT
                             PIONEER HIGH YIELD FUND

FUND HISTORY

         For additional information about Pioneer High Yield Fund generally and its history, see "Fund History" in the Pioneer SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Pioneer High Yield Fund's investment objective, policies, risks and restrictions see "Investment Policies, Risks and Restrictions" and "Appendix B" in the Pioneer SAI.

MANAGEMENT OF PIONEER HIGH YIELD FUND

         For additional information about Pioneer High Yield Fund's Board of Trustees, officers and management personnel, see "Management of the Fund" and "Appendix A" in the Pioneer SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information about ownership of shares of Pioneer High Yield Fund, see "Shareownership" and "Appendix A" in the Pioneer SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Principal Underwriter and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian," "Independent Public Accountants," "Appendix A" and "Appendix D" in the Pioneer SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Pioneer High Yield Fund's brokerage allocation practices, see "Portfolio Transactions" in the Pioneer SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer High Yield Fund, see "Description of Shares" in the Pioneer SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing, see "Sales Charges," "Redeeming Shares," "Telephone Transactions" and "Pricing of Shares" in the Pioneer SAI.

TAXATION OF THE FUND

         For additional information about tax matters, see "Tax Status " in the Pioneer SAI.

UNDERWRITERS

         For additional information about Pioneer High Yield Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Appendix A" in the Pioneer SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer High Yield Fund, see "Investment Results," "Appendix A" and "Appendix B" in the Pioneer SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in the Pioneer SAI.

Third Avenue Trust
Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue High Yield Fund
Third Avenue Real Estate Value Fund


Supplement dated June 28, 1999 to Prospectus dated February 28, 1999 and Statement of Additional Information dated February 28, 1999


The information below supplements and replaces any contrary information contained in the Prospectus and Statement of Additional Information.

Effective June 28, 1999 please send any additional investments you wish to make by mail to:

                  First Data Investor Services Group, Inc.
                  211 South Gulph Road
                  P.O. Box 61767
                  King of Prussia, PA 19406

Effective June 28, 1999 investments made by bank wire should be sent using the following instructions:

                  Boston Safe Deposit & Trust
                  ABA#:  011001234
                  Credit:  (Insert Name of Your Fund)
                  Acct#:  003514
                  FBO:  (Insert Shareholder name and account number)

Please note, when making an initial purchase by wire, you must first telephone the transfer agent at (800) 443-1021, Option 2 to receive an account number.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                     (LOGO)

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 28, 1999

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                          THIRD AVENUE HIGH YIELD FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

This Statement of Additional Information (SAI) is not a Prospectus and should be read together with the Funds' Prospectus dated February 28, 1999. The Funds' Annual Report to Shareholders is incorporated by reference in this SAI (is legally considered part of this SAI). A copy of the Prospectus and the Funds' reports to shareholders may be obtained without charge by writing to the Funds at 767 Third Avenue, New York, NY 10017-2023, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

                                Table of Contents

GENERAL INFORMATION                                                   3
INVESTMENT POLICIES                                                   3
INVESTMENT RESTRICTIONS                                              10
MANAGEMENT OF THE TRUST                                              12
COMPENSATION TABLE                                                   16
PRINCIPAL STOCKHOLDERS                                               16
INVESTMENT ADVISER                                                   18
INVESTMENT ADVISORY AGREEMENT                                        18
DISTRIBUTOR                                                          19
ADMINISTRATOR                                                        20
CUSTODIAN                                                            20
TRANSFER AGENT                                                       20
INDEPENDENT ACCOUNTANTS                                              20
PORTFOLIO TRADING PRACTICES                                          21
PURCHASE ORDERS                                                      23
REDEMPTION OF SHARES                                                 23
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                      23
SHARE INFORMATION                                                    25
PERFORMANCE INFORMATION                                              25
FINANCIAL STATEMENTS                                                 26
APPENDIX                                                             27

                               General Information

This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company which currently consists of four separate investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND (each a "Fund" and collectively, the "Funds").

The Trust was organized as a business trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. ("Third Avenue Maryland"), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland's shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

                               Investment Policies

The Funds, and particularly THIRD AVENUE VALUE FUND, expect to invest in a broad range of securities (subject to each Fund's fundamental investment objective). The particular types of securities and the percentage of a Fund's assets invested in each type, will vary depending on where the Adviser sees the most value at the time of investment. The following is a description of the different types of securities that the Adviser may invest in and certain of the risks relating to those securities.

Investment In Equity Securities

In selecting common stocks, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.

(2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

(3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

(4) Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

(1) "Debt Service" means the current annual required payment of interest and principal to creditors.

In selecting preferred stocks, the Adviser will use its selection criteria for either common stocks or debt securities, depending on the Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure.

Although the Adviser does not pay attention to market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.

Investment In Debt Securities

Each of THIRD AVENUE VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for THIRD AVENUE VALUE FUND, the Adviser requires the following characteristics:

         1)       Strong covenant protection, and

         2) Yield to maturity at least 500 basis points above that of a comparable credit.

In acquiring debt securities for THIRD AVENUE VALUE FUND, the Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. In general, THIRD AVENUE VALUE FUND will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures. THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in such "mezzanine" issues.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

Convertible Securities

THIRD AVENUE HIGH YIELD FUND, THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Mortgage-Backed Securities

THIRD AVENUE VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in mortgage-backed securities and derivative mortgage-backed securities, including, with respect to THIRD AVENUE HIGH YIELD FUND, "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Those Funds intend to invest in these securities only when they believe, after analysis, that there is unlikely to ever be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. These securities do, nonetheless, entail considerable market risk (meaning fluctuations in quoted prices for the instruments), interest rate risk, prepayment risk and inflation risk.

THIRD AVENUE VALUE FUND will not invest in non-investment grade subordinated classes of residential mortgage-backed securities and does not intend to invest in commercial mortgage-backed securities. THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in commercial mortgage-backed securities if these securities are available at a sufficient yield spread over risk-free investments. Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby also affecting yield to maturity, reinvestment risk and market value of the mortgage-backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage-backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Asset-Backed Securities

BOTH THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Floating Rate, Inverse Floating Rate And Index Obligations

Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, neither Fund will invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which that Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Neither Fund intends to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Investment In High Yield Debt Securities

THIRD AVENUE VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc.
("Moody's") and below BBB by Standard & Poor's Ratings Group

("Standard & Poor's") and unrated debt securities, commonly referred to as "junk bonds". THIRD AVENUE HIGH YIELD FUND intends to invest at least 65% of its total assets, under normal market conditions, in non-investment grade high yield fixed income and other debt securities, including straight debt instruments, convertible debt, preferred securities and unrated securities. See also "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser's credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

THIRD AVENUE VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, those Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

Zero-Coupon and Pay-in-Kind Securities

THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in zero coupon and pay-in-kind ("PIK") securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Loans And Other Direct Debt Instruments

THIRD AVENUE VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in loans and other direct debt instruments owed by a borrower to another party. Each of THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. THIRD AVENUE SMALL-CAP VALUE FUND may invest in loans and other direct debt instruments but currently does not intend to do so except to the extent it has excess cash or for temporary defensive purposes.

Trade Claims

Both THIRD AVENUE VALUE FUND and THIRD AVENUE HIGH YIELD FUND may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as a Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Foreign Securities

Each Fund may invest in foreign securities. Each Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. Each Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of the Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as SEC disclosure requirements. By limiting their investments in this manner, the Funds seek to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Funds will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Transactions

Each Fund may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.

The notional amount of a currency hedged by a Fund will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If a Fund enters into a hedging transaction in which such Fund is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to such Fund's total commitments.

The cost to a Fund of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of a Fund to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to a Fund. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause a Fund to restrict the degree to which it engages in currency hedging transactions.

Restricted And Illiquid Securities

None of the Funds will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment which a Fund cannot sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, commercial paper, and some corporate bonds and notes. Securities freely salable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid, including "principal only" and "interest only" components of mortgage-backed securities, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Trustees will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

Investment In Relatively New Issues

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND intend to invest occasionally in the common stock of selected new issuers; THIRD

AVENUE HIGH YIELD FUND intends to invest occasionally in the debt securities of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Temporary Defensive Investments

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund's investment objective.

Borrowing

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund's total assets at the time of borrowing.

Investment In Other Investment Companies

THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may invest in securities of other investment companies, to the extent permitted under the Investment Company Act of 1940, provided that after any purchase the Fund does not own more than 3% of such investment company's outstanding stock. Third Avenue Value Fund may invest up to 10% of its total assets in securities of other investment companies; up to 5% of its total assets may be invested in any one investment company, provided that after its purchase no more than 3% of such investment company's outstanding stock is owned by the Fund. The Adviser will charge an advisory fee on the portion of a Fund's assets that are invested in securities of other investment companies. Thus, shareholders will be responsible for a "double fee" on such assets, since both investment companies will be charging fees on such assets.

Simultaneous Investments

Investment decisions for a Fund are made independently from those of the other accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other account. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

Securities Lending

THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, which currently provide that
(a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receive reasonable interest on the loan (which may include the

Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

On behalf of THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND, the Trust has entered into a master lending arrangement with Bear, Stearns Securities Corp. in compliance with the foregoing requirements.

Portfolio Turnover

The Funds' investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. Third Avenue Value Fund's portfolio turnover rate for the years ended October 31, 1997 and 1998 was 10% and 24%, respectively. Third Avenue Small-Cap Value Fund's portfolio turnover rate for the period ended October 31, 1997 was 7% and for the year ended October 31, 1998 was 6%. The portfolio turnover rate for Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund for the period ended October 31, 1998 was 38% and 0%, respectively.

Short Sales

THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may, but currently do not intend to, engage in short sales. In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of the security.

Commodities

THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts.

                             Investment Restrictions

For the benefit of shareholders, each Fund has adopted the following restrictions, which are fundamental policies and cannot be changed without the approval of a majority of such Fund's outstanding voting securities.(1)

The following investment restrictions apply to each Fund. No Fund may:

1. Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund's total assets when the borrowing is made.

2. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended) (the "1940 Act"). Borrowings permitted by
              Item 1 above are not senior securities.

5. Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

6. Invest 25% or more of the value of its total assets in any one industry, except that THIRD AVENUE REAL ESTATE VALUE FUND will invest more than 25% of its total assets in the real estate industry or related industries or that own significant real estate assets at the time of investment.

----------
(1) As used in this Statement of Additional Information as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

The following investment restrictions apply only to THIRD AVENUE VALUE FUND. The Fund may not:

1.       Make short sales of securities or maintain a short position.

2. Buy or sell commodities or commodity contracts, futures contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

3. Invest in securities of other investment companies if the Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

4. Participate on a joint or joint and several basis in any trading account in securities.

5. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and
             (ii) repurchase agreements. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

Each Fund is required to comply with the above fundamental investment restrictions applicable to it only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Fund's net or total assets causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets.

                             Management of the Trust

The Board of Trustees of the Funds oversees the management of the Funds. The Trustees are responsible for such matters as reviewing and approving fundamental operating, financial, and corporate governance policies; evaluating the Adviser's performance; detemining management fees; and reviewing and approving procedures for providing financial and operational information to the Board.

Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each trustee who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Name & Address               Age    Position(s)     Principal Occupation During Past 5 Years
                                    Held with
                                    Registrant
PHYLLIS W. BECK*             72     Trustee         An Associate Judge (1981 to Present) of the Superior Court
GSB Bldg. Suite 800                                 of Pennsylvania; Trustee or Director of the Trust or its
City Line & Belmont                                 predecessor since November, 1992.
Ave.
Bala Cynwyd, PA
19004-1611

LUCINDA FRANKS               52     Trustee         Journalist (1969 to Present); Author "Wild Apples" (1990),
64 East 86th Street                                 "Waiting Out a War; The Exile of Private John Picciano
New York, NY 10028                                  (1974); Winner of the 1971 Pulitzer Prize for Journalism;
                                                    Trustee of the Trust since February, 1998.

GERALD HELLERMAN             61     Trustee         Managing Director (8/93 to Present) of Hellerman
10965 Eight Bells                                   Associates, a financial and corporate consulting firm;
Lane                                                Chief Financial Analyst (1976 to 7/93) of the Antitrust
Columbia, MD 21044                                  Division of U.S. Department of Justice; Director of
                                                    Clemente Global Growth Fund, Inc. (9/98 to Present);
                                                    Trustee or Director of the Trust or its predecessor since
                                                    September, 1993.

MARVIN MOSER, M.D.           75     Trustee         Trustee (1992 to Present) of the Trudeau Institute, a
13 Murray Hill Road                                 medical research institute; Clinical Professor of Medicine
Scarsdale, NY  10583                                (1984 to Present) at Yale University School of Medicine;
                                                    Senior Medical Consultant (1972 to Present) for the
                                                    National High Blood Pressure Education Program of the
                                                    National Heart, Lung and Blood Institute; Chairman
                                                    (1977) and a member in 1980, 1984, 1988, 1992 and 1996 of
                                                    the Joint National Committee on Detection, Evaluation and
                                                    Treatment of High Blood Pressure for the National
                                                    Heart, Lung and Blood Institute; Director of AMBI
                                                    Corp. (1997 to Present); Trustee or Director of the
                                                    Trust or its predecessor since November, 1994.


                                      -12-




MYRON M. SHEINFELD           68     Trustee         Counsel to (12/96 to present) and Attorney and Shareholder
1001 Fannin St.,                                    (1986 to 12/96) of Sheinfeld, Maley & Kay P.C., a law
Suite 3700                                          firm; Adjunct Professor (1975 to 1991) of the University
Houston, TX  77002                                  of Texas Law School; Director (1984 to 1992) of Equity
                                                    Strategies Fund, Inc.; Director (1988 to Present)
                                                    of Nabors Industries, Inc., an international oil
                                                    drilling contractor; Director (11/98 to present)
                                                    of Anchor Glass Container Corp.; former Consultant
                                                    (11/90 to 4/95) to Meyer Hendricks Victor Osborn &
                                                    Maledon, a law firm in Phoenix, Arizona; Co-Editor
                                                    and Co-Author "Collier on Bankruptcy 15th Edition
                                                    Revised" and "Collier on Bankruptcy Taxation";
                                                    Trustee or Director of the Trust or its predecessor
                                                    since its inception.

MARTIN SHUBIK                72     Trustee         Seymour H. Knox Professor (1975 to Present) of
Yale University                                     Mathematical and Institutional Economics, Yale University;
Dept. of Economics                                  Director (1984 to 4/94) of Equity Strategies Fund, Inc.;
Box 2125,                                           Trustee or Director of the Trust or its predecessor since
Yale Station                                        its inception.
New Haven, CT  06520


CHARLES C. WALDEN            54     Trustee         Executive Vice-President--Investments (1973 to Present)
11 Williamsburg Cir.                                (Chief Investment Officer) of Knights of Columbus, a
Madison, CT 06443                                   fraternal benefit society selling life insurance and
                                                    annuities; Chartered Financial Analyst; Trustee
                                                    or Director of the Trust or its predecessor since May,
                                                    1996.

BARBARA WHITMAN*             40     Trustee         Registered Securities Representative (11/96 to Present) of
767 Third Avenue                                    M.J. Whitman, Inc., a broker-dealer and the Funds'
New York, NY                                        underwriter; Director (4/95 to Present) of EQSF Advisers,
10017-2023                                          Inc., the Funds' investment adviser; Director (8/97 to
                                                    6/98) of Riverside Stage Company, a theater; House
                                                    Manager (1/94 to 8/94) of Whiting Auditorium, a
                                                    theater; Substitute Teacher (1/92 to 6/93) of
                                                    National-Louis University Movement Center, a
                                                    university. Trustee of the Trust since September, 1997.


                                      -13-




MARTIN J. WHITMAN*           74     Chairman,       Chairman and CEO (3/90 to Present), President (1/91 to
767 Third Avenue                    Chief           5/98), of the Trust; Chairman and CEO (3/90 to Present),
New York, NY                        Executive       President (1/91 to 2/98), of EQSF Advisers, Inc.;
10017-2023                          Officer,        Chairman, CEO (1/1/95 to Present), President (1/1/95 to
                                    and Trustee     6/29/95) and Chief Investment Officer (10/92 to Present)
                                                    of M.J. Whitman Advisers, Inc., a subsidiary of M.J.
                                                    Whitman Holding Corp., (MJWHC), a holding company managing investment subsidiaries and an investment adviser to
                                                    private and institutional clients; Chairman, CEO (1/1/95
                                                    to Present) and President (1/1/95 to 6/29/95) of MJWHC and
                                                    of M.J. Whitman, Inc., a subsidiary of MJWHC and the
                                                    successor broker-dealer of M.J. Whitman, L.P. (MJWLP), a
                                                    Delaware limited partnership which has been dissolved;
                                                    Distinguished Management Fellow (1972 to Present) and
                                                    Member of the Advisory Board (10/94 to 6/95) of the Yale
                                                    School of Management at Yale University; Director and
                                                    Chairman (8/90 to Present), President (8/90 to 12/90), CEO
                                                    (8/96 to Present) and Chief Investment Officer (12/90 to
                                                    8/96) of Danielson Holding Corporation, and a Director of
                                                    its subsidiaries; Director (3/91 to Present) of Nabors
                                                    Industries, Inc., an international oil drilling
                                                    contractor; Director (8/97 to Present) of Tejon Ranch Co.;
                                                    President and CEO (10/74 to Present) of Martin J. Whitman
                                                    & Co., Inc., (formerly M.J. Whitman & Co., Inc.), a
                                                    private investment company; Trustee or Director of the
                                                    Trust or its predecessor
                                                    since its inception;
                                                    Chartered Financial Analyst.

DAVID M. BARSE               36     President       President (5/98 to Present), and Executive Vice President
767 Third Avenue                    and Chief       (4/95 to 5/98) of the Trust; President, Chief Operating
New York, NY                        Operating       Officer and Director (7/96 to Present) of Danielson
10017-2023                          Officer         Holding Corporation; Director (8/96 to Present) of
                                    (COO)           National American Insurance Company of California;
                                                    President (2/98 to Present), Executive Vice President
                                                    (4/95 to 2/98), and Director (4/95 to Present) of EQSF
                                                    Advisers, Inc.; President (6/95 to Present), Director,
                                                    Chief Operating Officer (1/95 to Present), Secretary (1/95
                                                    to 1/96) and Executive Vice President (1/95 to 6/95) of
                                                    MJWHC; President (6/95 to Present), Director and COO (1/95
                                                    to Present), Secretary (1/95 to 1/96), Executive Vice
                                                    President (1/95 to 6/95) of M.J. Whitman, Inc.; President
                                                    (6/95 to Present), Director and COO (1/95 to Present),
                                                    Executive Vice President (1/95 to 6/95) and Corporate
                                                    Counsel (10/92 to 12/95) of M.J. Whitman Advisers, Inc.;
                                                    Director (6/97 to Present) of CGA Group, Ltd.; Director
                                                    (7/94 to 12/94), Executive Vice President and Secretary
                                                    (1/92 to 12/94) of Whitman Securities Corp.


                                      -14-




MICHAEL CARNEY               45     Treasurer       Director, (1/1/95 to Present) Executive Vice President,
767 Third Avenue                    Chief           Chief Financial Officer (6/29/95 to Present) of MJWHC and
New York, NY                        Financial       of M.J. Whitman, Inc.; Treasurer, Director (1/1/95 to
10017-2023                          Officer         Present), Executive Vice President (6/29/95 to Present)
                                    (CFO)           and CFO (10/92 to Present) of M.J. Whitman Advisers, Inc.;
                                                    Treasurer (12/93 to 4/96) of Longstreet Investment Corp.;
                                                    CFO (3/26/93 to 6/95) of Danielson Trust Company; Limited
                                                    Partner (1/92 to 12/31/94) of M.J. Whitman, L.P.; CFO of
                                                    WHR Management Corporation (8/91 to Present), Danielson
                                                    Holding Corporation (8/90 to Present) and Carl Marks
                                                    Strategic Investments, L.P., an investment partnership
                                                    (1/90 to 4/94); CFO (1/90 to 4/94) of Carl Marks & Co.,
                                                    Inc., a broker-dealer; CFO (8/89 to 12/90) of Whitman
                                                    Advisors, Ltd.; CFO and Treasurer (5/89 to 4/94) of Equity
                                                    Strategies Fund, Inc.; CFO and Treasurer (5/89 to Present)
                                                    of EQSF Advisers, Inc.; CFO (5/89 to Present) of Whitman
                                                    Heffernan Rhein & Co., Inc., Martin J. Whitman & Co.,
                                                    Inc., (formerly M.J. Whitman & Co., Inc.) and WHR
                                                    Management Company, L.P., a firm managing investment
                                                    partnerships.

KERRI WELTZ                  31     Assistant       Assistant Treasurer (5/96 to Present), Controller (1/96 to
                                    Treasurer       Present), Assistant Controller (1/93 to 12/95) and Staff
                                                    Accountant (1/92 to 12/92) for the Trust; Controller
                                                    (1/96 to Present), Assistant Controller (1/93 to 12/95),
                                                    and Staff Accountant (1/92 to 12/92) of EQSF Advisers,
                                                    Inc.; Controller (8/96 to Present), of Danielson
                                                    Holding Corp.; Controller (5/96 to Present) and
                                                    Assistant Controller (1/95 to 5/96) of Whitman
                                                    Heffernan & Rhein Workout Fund II, L.P. and Whitman
                                                    Heffernan & Rhein Workout Fund II-A, L.P.; Controller
                                                    (5/96 to Present) of WHR Management Corp.; Controller
                                                    (5/96 to present), Assistant Controller (1/93 to 5/96)
                                                    and Staff Accountant (5/91 to 12/92), of Whitman
                                                    Heffernan Rhein & Co., Inc.; Controller (5/96 to Present)
                                                    of Martin J. Whitman & Co., Inc.; Assistant Controller
                                                    (10/94 to 4/96) of Longstreet Investment Corp
                                                    and Emerald Investment Partners, L.P.; Assistant
                                                    Controller (1/93 to 4/94) and Staff Accountant (1/92
                                                    to 12/92) of Equity Strategies Fund, Inc.;
                                                    Payroll manager (5/91 to 12/93) of M.J. Whitman, L.P.

IAN M. KIRSCHNER             43     General         General Counsel and Secretary (8/96 to Present) of
767 Third Avenue                    Counsel and     Danielson Holding Corporation; General Counsel and
New York NY                         Secretary       ecretary (1/96 to Present) of MJWHC, M.J. Whitman, Inc.,
10017-2023                                          and M. J. Whitman Advisers, Inc.; General Counsel and
                                                    Secretary (1/97 to Present) of the Trust; General Counsel
                                                    and Secretary (1/97 to Present) of EQSF Advisers, Inc.;
                                                    Vice-President, General Counsel and Secretary (2/93 to
                                                    6/95) of 2 I Inc.; Of Counsel (10/90 to 10/92) to
                                                    Morgan, Lewis & Bockius.

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The

Trust also pays the non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trust paid Trustees in the aggregate, $165,479 in such fees and expenses for the year ended October 31, 1998. Trustees do not receive any pension or retirement benefits.

For the fiscal year ended October 31, 1998, the aggregate amount of compensation paid to each Trustee by the Trust is listed below.

                               Compensation Table

                              Aggregate Compensation
                                From Registrant for   Total Compensation From
                                 Fiscal Year Ended      Registrant and Fund
 Name and Position Held          October 31, 1998*    Complex Paid to Trustees*
 ----------------------          -----------------    ------------------------

Phyllis W. Beck, Trustee             $     0                  $     0
Tibor Fabian **                      $ 3,000                  $ 3,000
Lucinda Franks, Trustee              $19,666                  $19,666
Gerald Hellerman, Trustee            $28,166                  $28,166
Marvin Moser, M.D., Trustee          $28,166                  $28,166
Myron M. Sheinfeld, Trustee          $28,166                  $28,166
Martin Shubik, Trustee               $25,166                  $25,166
Charles C. Walden, Trustee           $28,166                  $28,166
Barbara Whitman, Trustee             $     0                  $     0
Martin J. Whitman, Chairman and      $     0                  $     0
Chief Executive Officer

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,983 for all Trustees as a group. Amounts for THIRD AVENUE HIGH YIELD FUND are for the period from February 12, 1998 (inception) through October 31, 1998. Amounts for THIRD AVENUE REAL
     ESTATE VALUE FUND are for the period from September 17, 1998 (inception) through October 31, 1998. For the fiscal year ended October 31, 1999, it is anticipated that in addition to the compensation specified above, the Trustees will receive additional compensation from THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND in an estimated amount equal to $1,500 and $4,500 per Trustee, respectively, and THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND will reimburse the Trustees for approximately $2,500 in expenses in the aggregate (such estimated amounts are based upon the aggregate compensation received and expenses incurred by the Trustees for the fiscal year ended October 31, 1998).

**   Mr. Fabian passed away on December 6, 1997.

                             Principal Stockholders

The following persons beneficially own of record or are known to beneficially own of record 5 percent or more of the outstanding common stock of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE HIGH YIELD FUND and THIRD AVENUE REAL ESTATE VALUE FUND as of February 10, 1999:

THIRD AVENUE VALUE FUND

                               Percentage of
Name and Address               Third Avenue Value Fund         Number of Shares
----------------               -----------------------         ----------------

Charles Schwab & Co., Inc.(2)       41.73%                     20,151,609
101 Montgomery Street
San Francisco, CA 94104

Donaldson Lufkin & Jenrette         11.53%                      5,568,039
Securities Corporation(3)
Mutual Funds Dept. 5th Floor
P.O. Box 2052
Jersey City, NJ 07303

National Financial Securities        9.95%                      4,804,531
Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

THIRD AVENUE SMALL-CAP VALUE FUND

                                    Percentage of
                                    Third Avenue
Name and Address                    Small-Cap Value Fund        Number of Shares
----------------                    --------------------        ----------------

Charles Schwab & Co., Inc.(2)       33.65%                      4,236,663
101 Montgomery Street
San Francisco, CA 94104

National Financial Securities       19.82%                      2,653,564
Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Bear Stearns Securities Corp.(4)     7.57%                      1,012,752
One Metrotech Center North
Brooklyn, NY 11201-3859

Donaldson Lufkin & Jenrette          6.63%                        887,463
Securities Corporation(3)
Mutual Funds Dept. 5th Floor
P.O. Box 2052
Jersey City, NJ 07303

THIRD AVENUE HIGH YIELD FUND

                                    Percentage of
                                    Third Avenue
Name and Address                    High Yield Fund             Number of Shares
----------------                    ---------------             ----------------

Bear Stearns Securities Corp.(4)    29.58%                        274,114
One Metrotech Center North
Brooklyn, NY 11201-3859

Charles Schwab & Co., Inc.(2)       25.81%                        239,227
101 Montgomery Street
San Francisco, CA 94104

National Financial Securities       10.85%                        100,584
Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

THIRD AVENUE REAL ESTATE VALUE FUND

                                    Percentage of
                                    Third Avenue
Name and Address                    Real Estate Value Fund      Number of Shares
----------------                    ----------------------      ----------------

Bear Stearns Securities Corp.(4)    42.49%                      141,330
One Metrotech Center North
Brooklyn, NY 11201-3859

National Financial Securities       12.79%                       42,554
Corp.(3)
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

Dobson Tape Ministry                8.65%                        28,777
1306 S Church Street
Greenville, SC 29605

Charles Schwab & Co., Inc.(2)       7.39%                        24,586
101 Montgomery Street
San Francisco, CA 94104

(2) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.

(3) Donaldson Lufkin & Jenrette Securities Corporation and National Financial Services Corp. are broker-dealers holding shares for the benefit of their respective clients.

(4) Bear Stearns Securities Corp. is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Funds' affiliated broker-dealer, principal underwriter and distributor.

The officers and Trustees of the Funds own in the aggregate 1.80% of THIRD AVENUE VALUE FUND, 0.84% of THIRD AVENUE SMALL-CAP VALUE FUND, 3.25% of THIRD AVENUE HIGH YIELD FUND, and 18.42% of THIRD AVENUE REAL ESTATE VALUE FUND.

                               Investment Adviser

The Investment Adviser to the Trust is EQSF Advisers, Inc. (the "Adviser"). Martin J. Whitman is a controlling person of the Adviser. His control is based upon an irrevocable proxy signed by his children, who own in the aggregate 75% of the outstanding common stock of the Adviser, pursuant to a shareholders' agreement entered into by and among them. Mr. Whitman is Chairman and Chief Executive Officer of the Adviser.

The following individuals are affiliated persons of the Trust and Adviser:

                    Capacity With Funds            Capacity With Adviser
                    -------------------            ---------------------
Martin J. Whitman   Chairman and Chief Executive   Chairman and Chief Executive
                    Officer                        Officer

David M. Barse      President, Chief Operating     President, Chief Operating
                    Officer                        Officer

Michael Carney      Treasurer, Chief Financial     Treasurer, Chief Financial
                    Officer                        Officer

Ian M. Kirschner    General Counsel and Secretary  General Counsel and Secretary

Kerri Weltz         Assistant Treasurer            Assistant Treasurer

Barbara Whitman     Trustee                        Director

                          Investment Advisory Agreement

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, and by the sole shareholder of each Fund on the same date. The Adviser has provided investment advisory services to the Funds since their inception.

After the initial two-year term, each Investment Advisory Agreement will continue from year to year if approved annually by the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Trust, and by vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, each Fund pays the Adviser a monthly fee of 1/12 of .90% (an annual rate of .90%) on the average daily net assets in the Fund during the prior month. During the fiscal years ended October 31, 1998, 1997 and 1996, THIRD AVENUE VALUE FUND paid investment advisory fees to the Adviser of $15,893,039, $9,303,435, and $3,976,741,
respectively. During the fiscal year ended October 31, 1998 and the period from inception to October 31, 1997, THIRD AVENUE SMALL-CAP VALUE FUND paid investment advisory fees to the Adviser of $1,248,794 and $252,298, respectively. During the period from inception to October 31, 1998, THIRD AVENUE HIGH YIELD FUND paid investment advisory fees to the Adviser of $50,472. During the period from inception to October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND paid investment advisory fees to the Adviser of $568.

Under the Investment Advisory Agreements, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust. However, in the event that any person serving as an officer of the Trust has both executive duties attendant to such offices and administrative duties to the Trust apart from such office, the Adviser does not pay any amount relating to the performance of such administrative duties.

All other expenses incurred in the operation of the Funds and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, Fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Funds. Any expense which cannot be allocated to a specific Fund will be allocated to each of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may waive receipt of its fees and/or assume certain expenses of a Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. Under current arrangements, whenever in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.9% of the first $100 million of average daily net assets of the Fund, and 1.5% of assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. If a Fund's operating expenses fall below the expense limitation, that Fund will begin repaying the Adviser for the amount contributed on behalf of the Fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the Adviser, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three year period expires.

                                   Distributor

The distribution services of M.J. Whitman, Inc., 767 Third Avenue, New York, NY 10017 ("MJW" or the "Distributor") are furnished to each Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). Under such agreements, the Distributor shall (1) assist in the sale and distribution of each Fund's shares; and (2) qualify and maintain the qualification as a broker-dealer in such states where shares of the Funds are registered for sale.

Each Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Trustees or by a majority of the Fund's outstanding shares, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. Each Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.

                                  Administrator

The Funds have entered into an Administration Services Agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation. The Administration Agreement provides that Investor Services Group shall provide all administrative services to each Fund other than those relating to the investment portfolio of the Funds, the distribution of the Funds and the maintenance of each Fund's financial records. The Administration Agreement has an initial two year term and may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof. The Trust has agreed to pay Investor Services Group an amount equal to $186,000 per annum plus .01% of aggregate assets of the Funds in excess of $1 billion. During the fiscal years ended October 31, 1998 and 1997, THIRD AVENUE VALUE FUND paid fees to Investor Services Group of $236,033 and $143,175, respectively, for these services. During the fiscal year ended October 31, 1998 and the period from inception to October 31, 1997, THIRD AVENUE SMALL-CAP VALUE FUND paid fees to Investor Services Group of $18,586 and $8,116, respectively, for these services. During the period from inception to October 31, 1998, THIRD AVENUE HIGH YIELD FUND paid fees to Investor Services Group of $9,207 for these services. During the period from inception to October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND paid fees to Investor Services Group of $1,434 for these services.

                                    Custodian

Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540-6231, serves as custodian for the Funds pursuant to a custodian agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund's securities; and (5) makes periodic reports to the Board of Trustees concerning each Fund's operations.

                                 Transfer Agent

First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, is the transfer agent for each of the Funds.

                             Independent Accountants

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the independent public accountants for the Funds. The independent public accoutants audit the financial statements of the Funds following the end of each fiscal year and provide a report to the Board of Trustees of the results of the audit.

                           Portfolio Trading Practices

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser has the responsibility of selecting brokers and dealers. The Adviser must place portfolio transactions with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, but has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. Where transactions are executed in the over-the-counter market, or in the "third market" (the over-the-counter market in listed securities), the Fund will normally first seek to deal with the primary market makers. However, when the Funds consider it advantageous to do so, they will utilize the services of brokers, but will, in all cases, attempt to negotiate the best price and execution. The determination of what may constitute the most favorable price and execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. In allocating any such portfolio brokerage on a national securities exchange, the Funds may consider the research, statistical and other factual information and services provided by brokers from time to time to the Adviser. Such services and information are available to the Adviser for the benefit of all clients of the Adviser and its affiliates and it is not practical for the Adviser to assign a particular value to any such service.

The Adviser intends to use brokers affiliated with the Adviser as brokers for the Funds where, in its judgment, such firms will be able to obtain a price and execution at least as favorable as other qualified brokers. Martin J. Whitman, David M. Barse, Michael Carney and Ian M. Kirschner, who are executive officers of the Trust and the Adviser, are also executive officers of MJW and M.J. Whitman Senior Debt Corp. ("Senior Debt Corp."), a broker of private debt instruments under common control with MJW.

In determining the commissions to be paid to MJW and Senior Debt Corp., it is the policy of the Funds that such commissions will, in the judgment of the Adviser, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by MJW or Senior Debt Corp., as the case may be, on comparable transactions for its most favored unaffiliated customers, except for any customers of MJW or Senior Debt Corp., as the case may be, considered by a majority of the disinterested Trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers.

The Trustees from time to time, at least on a quarterly basis, will review, among other things, all the Funds' portfolio transactions including information relating to the commissions charged by MJW and Senior Debt Corp. to the Funds and to their other customers, and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which MJW and Senior Debt Corp. effects brokerage transactions for the Funds must be reviewed and approved no less often than annually by a majority of the disinterested Trustees.

The Adviser expects that it will execute a portion of the Funds' transactions through qualified brokers other than MJW and Senior Debt Corp. In selecting such brokers, the Adviser will consider the quality and reliability of the brokerage services, including execution capability and performance, financial responsibility, and investment information and other research provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if management of the Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker to the Funds. Management of the Trust believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Over-the-counter purchases and sales will be transacted directly with principal market makers, except in those circumstances where the Funds can, in the judgment of their management, otherwise obtain better prices and execution of orders.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds, including MJW and Senior Debt Corp., from time to time may effect purchases of Fund shares for their customers.

For the fiscal year ended October 31, 1998, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $1,261,197, of which approximately $1,026,034 (or 81%) was paid to MJW and $38,637 (or 3%) was paid to Senior Debt Corp. For the fiscal year ended October 31, 1997, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $620,345 of which approximately $460,641 (or 74%) was paid to MJW and $18,047 (or 3%) was paid to Senior Debt Corp. For the fiscal year ended October 31, 1996, THIRD AVENUE VALUE FUND incurred total brokerage commissions of $447,855 of which approximately $329,168 (or 73%) was paid to MJW and $70,250 (or 16%) was paid to Senior Debt Corp.

For the fiscal year ended October 31, 1998, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $205,990 of which approximately $113,016 (or 55%) was paid to MJW. For the period from inception through October 31, 1997, THIRD AVENUE SMALL-CAP VALUE FUND incurred total brokerage commissions of $78,938 of which approximately $50,977 (or 65%) was paid to MJW.

For the period from inception through October 31, 1998, THIRD AVENUE HIGH YIELD FUND incurred total brokerage commissions of $600, none of which was paid to MJW.

For the period from inception through October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND incurred total brokerage commissions of $1,670 of which approximately $1,470 (or 88%) was paid to MJW.

These amounts include fees paid by MJW to its clearing agents. Commissions paid by the Funds to MJW are paid at an average discount of at least 20% to the normal fees charged by MJW.

For the fiscal year ended October 31, 1998, THIRD AVENUE VALUE FUND effected 40.48% and 0.57% of its total transactions for which commissions were paid through MJW and Senior Debt Corp., respectively. For the fiscal year ended October 31, 1998, THIRD AVENUE SMALL-CAP VALUE FUND effected 39.09% of its total transactions for which commissions were paid through MJW. For the fiscal year ended October 31, 1998, THIRD AVENUE HIGH YIELD FUND effected none of its total transactions for which commissions were paid through MJW. For the fiscal year ended October 31, 1998, THIRD AVENUE REAL ESTATE VALUE FUND effected 83.33% of its total transactions for which commissions were paid through MJW.

At October 31, 1998, THIRD AVENUE VALUE FUND held securities of the following of the Fund's regular broker-dealers: Raymond James Financial, Inc. (the market value of which was $27,094,922 at October 31, 1998).

                                 Purchase Orders

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.

                              Redemption of Shares

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (the "NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the Securities and Exchange Commission (the "SEC") has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

Redemption In Kind

Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which such Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund at the beginning of such period. Should a redemption exceed such limitation, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

                 Dividends, Capital Gain Distributions and Taxes

Each Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Funds will not be subject to Federal income tax on their net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that they distribute such income and gain to their shareholders.

Each Fund will either distribute or retain for reinvestment all or part of any net long-term capital gain. If any such net capital gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes, as long-term capital gains, its share of such undistributed amount,
(2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by an amount equal to 65% of the amount of the undistributed capital gains included in such shareholder's gross income. A distribution by a Fund will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distribution paid during January of the following year will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year end to use the Fund's fiscal year), and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

The Federal income tax treatment of the various high yield debt securities and other debt instruments (collectively, "Instruments" and individually, an "Instrument") to be acquired by the Funds will depend, in part, on the nature of those Instruments and the application of various tax rules. The Funds may derive interest income through the accrual of stated interest payments or through the application of the original issue discount rules, the market discount rules or other similar provisions. The Funds may be required to accrue original issue discount income, and in certain circumstances the Funds may be required to accrue stated interest even though no concurrent cash payments will be received. Moreover, it is the position of the IRS that a holder of a debt instrument subject to the original issue discount rules is required to recognize interest income regardless of the financial condition of the obligor, even where there is no reasonable expectancy that the Instrument will be redeemed according to its terms. If a Fund acquires an Instrument at a discount and the terms of that Instrument are subsequently modified, the Fund could be required to recognize gain at the time of the modification even though no cash payments will have been received at that time. The market discount rules, as well as certain other provisions, may require that a portion of any gain recognized on the sale, redemption or other disposition of an Instrument be treated as ordinary income as opposed to capital gain. Also, under the market discount rules, if a Fund were to receive a partial payment on an Instrument, the Fund could be required to recognize ordinary income at the time of the partial payment, even though the Instrument may ultimately be settled at an overall loss. As a result of these and other rules, the Funds may be required to recognize taxable income which they would be required to distribute, even though the underlying Instruments have not made concurrent cash distributions to the Funds.

The body of law governing these Instruments is complex and not well developed. Thus the Funds and their advisors may be required to interpret various provisions of the Internal Revenue Code and Regulations and take certain positions on the Funds' tax returns, in situations where the law is somewhat uncertain.

At October 31, 1998, the following Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through October 31, 2006:

THIRD AVENUE VALUE FUND                            $15,833,338
THIRD AVENUE SMALL-CAP VALUE FUND                  $   592,923
THIRD AVENUE HIGH YIELD FUND                       $    50,625
THIRD AVENUE REAL ESTATE VALUE FUND                $     1,531

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

                                Share Information

All shares of the Funds have one vote and when duly issued will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Investment Company Act of 1940, as amended, and the laws of the State of Delaware.

                             Performance Information

Performance information for the Funds may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual return" and "total return."

Each Fund's average annual return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

THIRD AVENUE VALUE FUND'S average annual total return for the one year, five year and since inception periods ending October 31, 1998 are -3.86%, 13.52% and 19.33%, respectively. THIRD AVENUE SMALL-CAP VALUE FUND'S average annual total return for the one year and since inception periods ending October 31, 1998 are -13.36% and 4.47%, respectively.

Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by taking an initial investment in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. The Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the net asset value per share on the last day of the period, according to the following formula:

YIELD = 2[a-b + 1] 6 - 1
        -----
         [cd]

Where:
a = dividends and interest earned during the period. b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends. d = the maximum offering price per share on the last day of the period.

The yield of the THIRD AVENUE HIGH YIELD FUND for the 30-day period ending on October 31, 1998 was 10.27%.

                              Financial Statements

The Funds' financial statements and notes thereto appearing in their Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds will issue unaudited semi-annual and audited annual financial statements.

                                    Appendix

                      Description of Corporate Bond Ratings

                         Standard & Poor's Ratings Group

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.      Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

         D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's Investors Service, Inc.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                Board of Trustees

                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    Officers

                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                               Investment Adviser

                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                   Distributor

                               M.J. Whitman, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                                 Transfer Agent

                    First Data Investor Services Group, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                                    Custodian

                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                     [LOGO]

                                767 Third Avenue
                               New York, NY 10017
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                            www.thirdavenuefunds.com

Preliminary statement of additional information dated December 18, 1999

                             PIONEER HIGH YIELD FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                               [FEBRUARY 29,] 2000

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus and its Class Y shares prospectus each dated February 29, 2000, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com.

                                TABLE OF CONTENTS

                                                                          PAGE

1.  Fund History.............................................................2
2.  Investment Policies, Risks and Restrictions..............................2
3.  Management of the Fund..................................................23
4.  Investment Adviser......................................................27
5.  Principal Underwriter and Distribution Plans............................29
6.  Shareholder Servicing/Transfer Agent....................................33
7.  Custodian...............................................................33
8.  Independent Public Accountants..........................................33
9.  Portfolio Transactions..................................................33
10. Description of Shares...................................................35
11. Sales Charges...........................................................37
12. Redeeming Shares........................................................40
13. Telephone Transactions..................................................41
14. Pricing of Shares.......................................................42
15. Tax Status..............................................................43
16. Investment Results......................................................47
17. Financial Statements....................................................50
18. Appendix A - Annual Fee, Expense and Other Information..................51
19. Appendix B - Description of Short-Term Debt, Corporate Bond and
    Preferred Stock Ratings.................................................54
20. Appendix C - Performance Statistics.....................................60
21. Appendix D - Other Pioneer Information..................................73

1.       FUND HISTORY

The fund is a diversified open-end management investment company. The fund originally was established as Third Avenue High Yield Fund, a series of Third Avenue Trust, a Delaware business Trust. Pursuant to an agreement and plan of reorganization, the fund was reorganized as Pioneer High Yield Fund, a Delaware business trust, on [February 29], 2000.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

PRIMARY INVESTMENTS

Under normal circumstances, the fund invests at least 65% of its total assets in below investment grade (high yield) debt securities and preferred stocks.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other national statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. See Appendix B for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT OBLIGATIONS OF FOREIGN GOVERNMENTS

An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS

To the extent that the fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

FOREIGN SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S.

countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)

January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MUNICIPAL OBLIGATIONS

The fund may purchase municipal obligations when Pioneer believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The mortgage derivatives that the fund may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits, stripped mortgage-backed securities.

MORTGAGE-BACKED SECURITIES

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

STRUCTURED SECURITIES

The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefor may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

ASSET-BACKED SECURITIES

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets. See "Asset Segregation."

WARRANTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold illiquid securities other than pursuant to an exception from registration under the 1933 Act such as rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or foreign investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

Although it is the policy of the fund not to engage in trading for short-term profits, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund and the fund's policy may result in the fund having a high level of portfolio turnover. See Appendix A for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

LOAN PARTICIPATIONS

The fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The fund may invest in loans and other direct debt instruments owed by a borrower to another party and may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

MORTGAGE DOLLAR ROLLS

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

MONEY MARKET INSTRUMENTS. The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and non-U.S. currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the fund may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in U.S. government securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

The fund may not:

(a) Purchase securities while borrowings are in excess of 5% of total assets.

3.       MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
President, Chief Executive Officer and a Director of The Pioneer Group,
Inc. ("PGI"); Chairman and a Director of Pioneer, Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Goldfields Limited, Teberebie Goldfields Limited, Closed Joint-Stock Company "Amgun-Forest," Closed Joint-Stock Company

"Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining Company; Director of Pioneer Real Estate Advisors, Inc. ("PREA"), Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL"), Pioneer First Investment Fund and Closed Joint-Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. and Pioneer Omega, Inc. ("Pioneer Omega"); Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. ("Pioneer First Polish") and Pioneer Czech Investment Company, A.S. ("Pioneer Czech"); Member of the Supervisory Board of Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer Diversified Income Fund Plc and Pioneer America Fund Plc (collectively, the "Irish Funds"); and Partner, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc. (not-for-profit educational organization), Wilberforce University and Texaco, Inc.; Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, Boston University Program for Health Care Entrepreneurship, CORE (management of workers' compensation and disability costs - Nasdaq National Market), and WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; formerly Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE, DOB: JULY 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA 22044
Professor Emeritus, George Washington University; Director, American Productivity and Quality Center; Adjunct Scholar, American Enterprise Institute; Economic Consultant; and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Executive Vice President and a Director of PGI; President and a Director of Pioneer and PFD; Director of Pioneering Services Corporation ("PSC"), PIntl, PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Kleinwort Benson Australian Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc; Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

ERIC W. RECKARD, TREASURER, DOB: JUNE 1956
Executive Vice President, Chief Financial Officer and Treasurer of PGI since June 1999; Treasurer of Pioneer, PFD, PSC, PIntl, PREA, PMT and Pioneer Omega since June 1999; Vice President-Corporate Finance of PGI from February 1999 to June 1999; Manager of Business Planning and Internal Audit of PGI since September 1996; Manager of Fund Accounting of Pioneer since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June
1999).

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, ASSISTANT TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Manager from September 1996 to February 1999); Senior Vice President of The Boston Company's Investor Services Group prior to July 1994; and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President, General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and junior partner of Hale and Dorr LLP prior to 1995.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

All of the outstanding capital stock of PFD, Pioneer and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. Pioneer, the fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds and manages the investments of certain institutional accounts.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                        INVESTMENT ADVISER        PRINCIPAL
FUND NAME                                                         UNDERWRITER

Pioneer International Growth Fund       Pioneer                   PFD
Pioneer Europe Fund                     Pioneer                   PFD
Pioneer World Equity Fund               Pioneer                   PFD
Pioneer Emerging Markets Fund           Pioneer                   PFD
Pioneer Indo-Asia Fund                  Pioneer                   PFD
Pioneer Capital Growth Fund             Pioneer                   PFD
Pioneer Mid-Cap Fund                    Pioneer                   PFD
Pioneer Growth Shares                   Pioneer                   PFD
Pioneer Small Company Fund              Pioneer                   PFD
Pioneer Independence Fund               Pioneer                   Note 1
Pioneer Micro-Cap Fund                  Pioneer                   PFD
Pioneer Balanced Fund                   Pioneer                   PFD
Pioneer Equity-Income Fund              Pioneer                   PFD
Pioneer Fund                            Pioneer                   PFD
Pioneer II                              Pioneer                   PFD
Pioneer Real Estate Shares              Pioneer                   PFD
Pioneer Limited Maturity Bond Fund      Pioneer                   PFD
Pioneer America Income Trust            Pioneer                   PFD
Pioneer Bond Fund                       Pioneer                   PFD
Pioneer Tax-Free Income Fund            Pioneer                   PFD
Pioneer Cash Reserves Fund              Pioneer                   PFD
Pioneer Interest Shares                 Pioneer                   Note 2
Pioneer Variable Contracts Trust        Pioneer                   Note 3
Pioneer Strategic Income Fund           Pioneer                   PFD
Pioneer Tax-Managed Fund                Pioneer                   PFD
Pioneer High Yield Fund                 Pioneer                   PFD

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.

Note 3 This is a series of 12 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.

SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PGI, Pioneer, PFD or PSC with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.


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SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of PGI. PGI is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the fund are also directors and/or officers of PGI and its subsidiaries (see management biographies above).

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the SEC, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, the fund pays Pioneer an annual fee at the rate of 0.70% of the fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion. This fee is computed and accrued daily and paid monthly.


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Prior to the reorganization of Third Avenue High Yield Fund into the fund, Third
Avenue High Yield Fund's investment adviser was EQSF Advisers, Inc. ("EQSF").
The investment advisory services of EQSF were performed under an investment advisory agreement, pursuant to which the fund paid EQSF a monthly fee equal to 1/12 of 0.90% of the average daily net assets of the fund during the prior month (an annual rate of 0.90%). See the table in Appendix A for management fees paid during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services.

Prior to the reorganization of Third Avenue High Yield Fund into the fund, Third Avenue High Yield Fund had entered into an administration agreement with First Data Investor Services Group, Inc. ("Investor Services Group"). The administration agreement provided that Investor Services Group would provide all administrative services to the fund other than those relating to the investment portfolio of the fund, the distribution of the fund and the maintenance of the fund's financial records. Third Avenue Trust had agreed to pay Investor Services Group an amount equal to $186,000 per annum plus 0.01% of aggregate assets of its series in excess of $1 billion. See Appendix A for fees the fund paid for administration and related services.

EXPENSE LIMIT. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the fund's expenses exceed 0.75% of average daily net assets until such time as the net assets of the fund exceed $25 million. This agreement may be terminated at any time by Pioneer. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund are subsequently less than 0.75% of the average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's expenses to exceed 0.75% of the average daily net assets.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. In an effort to avoid conflicts of interest with the fund, the fund and Pioneer have adopted a code of ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the fund and its shareholders in making personal securities transactions.

5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PGI.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.


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


DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Class Y shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank is prohibited from acting in any capacity or providing any of the described services, management will consider what action, if any, would be appropriate. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

CLASS B PLAN. Commissions on the sale of Class B shares equal to 4.00% of the amount invested are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay PFD, as the fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Commencing in the 13th month following the purchase of

Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

The Class B Plan and underwriting agreement permit PFD to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such arrangements, the fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency;

         (ii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the underwriting agreement, the fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the fund's prospectus or statement of additional information, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.


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


Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $33.00 for each Class A, Class B, Class C and Class Y shareholder account from the fund as compensation for the services described above. PSC is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PSC.

7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

                                                                     , is the
fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (I.E. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B, Class C or Class Y shares.

The fund's Agreement and Declaration of Trust, dated August 3, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights except that under certain circumstances Class B shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.


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


11.      SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Class Y shares as described in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                     SALES CHARGE AS A % OF
                                     OFFERING   NET AMOUNT        DEALER
AMOUNT OF PURCHASE                   PRICE      INVESTED          REALLOWANCE

Less than $100,000                   4.50       4.71              4.00
$100,000 but less than $250,000      3.50       3.63              3.00
$250,000 but less than $500,000      2.50       2.56              2.00
$500,000 but less than $1,000,000    2.00       2.04              1.75
$1,000,000 or more                   0.00       0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.

LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                 CDSC AS A % OF DOLLAR
         YEAR SINCE PURCHASE     AMOUNT SUBJECT TO CDSC

         First                             4.0
         Second                            4.0
         Third                             3.0
         Fourth                            3.0
         Fifth                             2.0
         Sixth                             1.0
         Seventh and thereafter            0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of fund shares.

For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP") (CLASS A, CLASS B AND CLASS C SHARES). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gains distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PSC at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). If you redeem all or part of your Class A shares of the fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. For example, if a redemption resulted in a loss and an investment is made in shares of the fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined in the prospectus, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

13.      TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone. Class Y shares may not be purchased by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m.) Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFoneSM features for Class Y shareholders are not currently available through FactFoneSM. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PSC for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).


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


15.      TAX STATUS

The fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay federal income tax on income and capital gains distributed to shareholders as required under the Code. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes net short- and long-term capital gains, if any, in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income the fund earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the fund as in the hands of such entities. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For federal income tax purposes, all dividends are taxable as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to the fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may need to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income

(computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund or another mutual fund at net asset value pursuant to the reinstatment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, or (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the fund. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

For purposes of the 70% dividends-received deduction generally available to corporations under the Code, dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions (including exchanges) or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% non-resident alien U.S. withholding tax (or non-resident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of all Convertibles, Speculative Quality, recognized measures of the performance of high yield securities; the S&P 500, an index of unmanaged groups of common stock; or any other appropriate index.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one of more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                  a-b
                    YIELD = 2[ ( ----- +1)6[superscript]-1]
                                  cd
Where:

         a = interest earned during the period

         b = net expenses accrued for the period

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class

A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.

See Appendix A for the standardized yield quotation for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n[superscript] = ERV

Where:

         P   = a hypothetical initial payment of $1,000, less the
               maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period; for Class Y shares, no sales load or CDSC applies

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17.      FINANCIAL STATEMENTS

Third Avenue High Yield Fund's audited financial statements for the period ended October 31, 1998 and its unaudited financial statements for the six months ended April 30, 1999 are included herein. The October 31 financial statements, including the financial highlights in the prospectus, have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect to those financial statements and are included in reliance upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing in giving their report.

18.      APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

The fund's annual portfolio turnover rate was __% for the fiscal period ended October 31, 1999.

SHARE OWNERSHIP

Not applicable.

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                                  PENSION OR RETIREMENT
                                                                  BENEFITS ACCRUED AS      TOTAL COMPENSATION FROM
                                           AGGREGATE              PART OF FUND EXPENSES    OTHER PIONEER MUTUAL
                                           COMPENSATION FROM                               FUNDS**
NAME OF TRUSTEE                            FUND*                                           [UPDATE @ 12/31/99]
John F. Cogan, Jr.***                                   $ 750.00            $0                           $ 18,750.00
Mary K. Bush                                            1,806.00             0                             77,125.00
Richard H. Egdahl, M.D.                                 1,806.00             0                             79,125.00
Margaret B.W. Graham                                    1,812.00             0                             81,750.00
John W. Kendrick                                        1,456.00             0                             65,900.00
Marguerite A. Piret                                     1,906.00             0                             98,750.00
David D. Tripple***                                       750.00             0                             18,750.00
Stephen K. West                                         1,731.00             0                             85,050.00
John Winthrop                                           1,906.00             0                             85,875.00
                                                        --------             -                             ---------
                                                      $13,923.00            $0                           $611,075.00
------------------------
         *        Estimated for the fiscal year ended October 31, 2000.
         **       For the calendar year ended December 31, 1999.
         ***      Under the management contract, Pioneer reimburses the fund for any
                  Trustees fees paid by the fund.

APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER (OR EQSF)

------------------------------------------------------------
FOR THE FISCAL PERIODS ENDED OCTOBER 31,
------------------------------------------------------------
------------------------------- ----------------------------
1999                            1998*
------------------------------- ----------------------------
------------------------------- ----------------------------
$0**                            $0**
------------------------------- ----------------------------

* Period from February 12, 1998 (commencement of investment operations) to October 31, 1998.
** Paid to EQSF. An expense limitation was in effect for these periods. In the absence of the expense limitation, the fund would have paid $______ and $50,472 in management fees for such periods.

FEES THE FUND PAID TO PIONEER (OR INVESTOR SERVICES GROUP) UNDER THE ADMINISTRATION AGREEMENTS

------------------------------------------------------------
FOR THE FISCAL PERIODS ENDED OCTOBER 31,
------------------------------------------------------------
------------------------------- ----------------------------
1999                            1998

------------------------------- ----------------------------
------------------------------- ----------------------------
$______*                        $9,207*
------------------------------- ----------------------------

* Paid to Investor Services Group. An expense limitation was in effect for these periods. In the absence of the expense limitation, the fund would have paid $______ and $28,253 in administration fees for such periods.

CARRYOVER OF DISTRIBUTION PLAN EXPENSES

Not applicable.

APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD

Not applicable.

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS

Not applicable.

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

Not applicable.

CDSCS

Not applicable.

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

1999                            1998
                                $600

CAPITAL LOSS CARRYFORWARDS

At October 31, 1998, the fund had a capital loss carryforward of $50,625 which will expire in 2006 if not used.

AVERAGE ANNUAL TOTAL RETURNS (OCTOBER 31, 1999)

------------------------------------ -------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN (%)
------------------------------------ -------------------------------------------
------------------------------------ ------------- -------------- --------------
                                                   SINCE          INCEPTION
CLASS OF SHARES                      ONE YEAR      INCEPTION      DATE
------------------------------------ ------------- -------------- --------------
------------------------------------ ------------- -------------- --------------

Class A Shares                       __.__         __.__          02/12/98
Class B Shares                       N/A           N/A            N/A
Class C Shares                       N/A           N/A            N/A
Class Y Shares                       N/A           N/A            N/A
------------------------------------ ------------- -------------- --------------

STANDARDIZED 30-DAY YIELD (OCTOBER 31, 1999)

CLASS OF SHARES                       YIELD (%)

Class A Shares                        _.__
Class B Shares                        N/A
Class C Shares                        N/A
Class Y Shares                        N/A

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1[superscript]

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.
     High rates of return on funds employed.
     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country


----------------
1[superscript] The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     Nature of and provisions of the obligation;
     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.      APPENDIX C - PERFORMANCE STATISTICS

                                         PIONEER HIGH YIELD FUND
                                              CLASS A SHARES

----------------- -------------- --------------- -------------- --------------- -------------- --------------
                                                 SALES CHARGE                   NET ASSET      INITIAL NET
                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          VALUE PER      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       SHARE
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
----------------- -------------- --------------- -------------- --------------- -------------- --------------
2/12/98           $10,000        $               4.50%                          $              $
----------------- -------------- --------------- -------------- --------------- -------------- --------------

                                             VALUE OF SHARES
                                 (DIVIDENDS AND CAPITAL GAINS REINVESTED)
----------------------- ---------------- ----------------------- -------------------- -----------------------

                        FROM INVESTMENT      FROM CAPITAL GAINS       FROM DIVIDENDS
DATE                                                 REINVESTED           REINVESTED             TOTAL VALUE
----------------------- ---------------- ----------------------- -------------------- -----------------------
----------------------- ---------------- ----------------------- -------------------- -----------------------
----------------------- ---------------- ----------------------- -------------------- -----------------------
----------------------- ---------------- ----------------------- -------------------- -----------------------
12/31/98                         $_____                  $_____               $_____                  $_____
----------------------- ---------------- ----------------------- -------------------- -----------------------
----------------------- ---------------- ----------------------- -------------------- -----------------------
12/31/99                         $_____                  $_____               $_____                  $_____
----------------------- ---------------- ----------------------- -------------------- -----------------------

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. [Insert description]


MERRILL LYNCH INDEX OF ALL CONVERTIBLES, SPECULATIVE QUALITY [Insert description]

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"). These indices are in U.S. dollar terms with gross dividends reinvested and measure the performance of 45 stock markets around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. These indices are unmanaged. The free indices exclude shares which are not readily purchased by non-local investors. MSCI covers over 1,700 securities in 28 emerging markets and 2,600 securities in 23 developed markets, totalling over $15 trillion in market capitalization.

Countries in the MSCI EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI Emerging Markets Free Index are: Argentina, Brazil, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Singapore, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

MSCI All Country (AC) Asia Free ex Japan: This index is made up of the following 12 countries: China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

MSCI All Country (AC) Asia Pacific Free ex Japan: This index is made up of the following 14 countries: Australia, China Free, Hong Kong, India, Indonesia Free, Korea @50%, Malaysia Free, New Zealand, Pakistan, Philippines Free, Singapore Free, Sri Lanka, Taiwan @50% and Thailand Free.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX - INTERMEDIATE. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income.
Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $3.7 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $931 million, and the largest company in the index has an approximate market capitalization of $3.7 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.4 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $9.9 billion. The smallest company in the index has an approximate market capitalization of $1.4 billion. The Russell MidcapTM Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $10.3 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a market capitalization weighted index of 119 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 94.11% equity and hybrid REITs and 5.89% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX. This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds.
Typically, the stock/bond ratio ranges around 60%/40%.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Service, in that order. All issues have at least one year to maturity with intermediate indices including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PGI

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/           S&P/
                              JONES         U.S. SMALL                   BARRA          BARRA         MERRILL LYNCH
                 S&P        INDUSTRIAL        STOCK          U.S.         500            500            MICRO-CAP
                 500         AVERAGE          INDEX       INFLATION      GROWTH         VALUE             INDEX
----------------------------------------------------------------------------------------------------------------------
Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A               N/A
Dec 1926        11.62          N/A             0.28         -1.49         N/A            N/A               N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A               N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A               N/A
Dec 1929        -8.42         -13.64          -51.36         0.20         N/A            N/A               N/A
Dec 1930        -24.90        -30.22          -38.15        -6.03         N/A            N/A               N/A
Dec 1931        -43.34        -49.02          -49.75        -9.52         N/A            N/A               N/A
Dec 1932        -8.19         -16.88          -5.39         -10.30        N/A            N/A               N/A
Dec 1933        53.99         73.72           142.87         0.51         N/A            N/A               N/A
Dec 1934        -1.44          8.08           24.22          2.03         N/A            N/A               N/A
Dec 1935        47.67         43.77           40.19          2.99         N/A            N/A               N/A
Dec 1936        33.92         30.23           64.80          1.21         N/A            N/A               N/A
Dec 1937        -35.03        -28.88          -58.01         3.10         N/A            N/A               N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A               N/A
Dec 1939        -0.41          1.31            0.35         -0.48         N/A            N/A               N/A
Dec 1940        -9.78         -7.96           -5.16          0.96         N/A            N/A               N/A
Dec 1941        -11.59        -9.88           -9.00          9.72         N/A            N/A               N/A
Dec 1942        20.34         14.13           44.51          9.29         N/A            N/A               N/A
Dec 1943        25.90         19.06           88.37          3.16         N/A            N/A               N/A
Dec 1944        19.75         17.19           53.72          2.11         N/A            N/A               N/A
Dec 1945        36.44         31.60           73.61          2.25         N/A            N/A               N/A
Dec 1946        -8.07         -4.40           -11.63        18.16         N/A            N/A               N/A
Dec 1947         5.71          7.61            0.92          9.01         N/A            N/A               N/A
Dec 1948         5.50          4.27           -2.11          2.71         N/A            N/A               N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A               N/A
Dec 1950        31.71         26.40           38.75          5.79         N/A            N/A               N/A
Dec 1951        24.02         21.77            7.80          5.87         N/A            N/A               N/A
Dec 1952        18.37         14.58            3.03          0.88         N/A            N/A               N/A
Dec 1953        -0.99          2.02           -6.49          0.62         N/A            N/A               N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A               N/A
Dec 1955        31.56         26.58           20.44          0.37         N/A            N/A               N/A
Dec 1956         6.56          7.10            4.28          2.86         N/A            N/A               N/A
Dec 1957        -10.78        -8.63           -14.57         3.02         N/A            N/A               N/A
Dec 1958        43.36         39.31           64.89          1.76         N/A            N/A               N/A
Dec 1959        11.96         20.21           16.40          1.50         N/A            N/A               N/A
Dec 1960         0.47         -6.14           -3.29          1.48         N/A            N/A               N/A
Dec 1961        26.89         22.60           32.09          0.67         N/A            N/A               N/A
Dec 1962        -8.73         -7.43           -11.90         1.22         N/A            N/A               N/A
Dec 1963        22.80         20.83           23.57          1.65         N/A            N/A               N/A

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                               DOW                                        S&P/           S&P/
                              JONES         U.S. SMALL                 BARRA 500        BARRA         MERRILL LYNCH
                 S&P        INDUSTRIAL        STOCK          U.S.        GROWTH          500            MICRO-CAP
                 500         AVERAGE          INDEX       INFLATION                     VALUE             INDEX
----------------------------------------------------------------------------------------------------------------------
Dec 1964        16.48         18.85           23.52          1.19         N/A            N/A               N/A
Dec 1965        12.45         14.39           41.75          1.92         N/A            N/A               N/A
Dec 1966        -10.06        -15.78          -7.01          3.35         N/A            N/A               N/A
Dec 1967        23.98         19.16           83.57          3.04         N/A            N/A               N/A
Dec 1968        11.06          7.93           35.97          4.72         N/A            N/A               N/A
Dec 1969        -8.50         -11.78          -25.05         6.11         N/A            N/A               N/A
Dec 1970         4.01          9.21           -17.43         5.49         N/A            N/A               N/A
Dec 1971        14.31          9.83           16.50          3.36         N/A            N/A               N/A
Dec 1972        18.98         18.48            4.43          3.41         N/A            N/A               N/A
Dec 1973        -14.66        -13.28          -30.90         8.80         N/A            N/A               N/A
Dec 1974        -26.47        -23.58          -19.95        12.20         N/A            N/A               N/A
Dec 1975        37.20         44.75           52.82          7.01        31.72          43.38              N/A
Dec 1976        23.84         22.82           57.38          4.81        13.84          34.93              N/A
Dec 1977        -7.18         -12.84          25.38          6.77        -11.82         -2.57              N/A
Dec 1978         6.56          2.79           23.46          9.03         6.78           6.16             27.76
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16             43.18
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59             32.32
Dec 1981        -4.91         -3.57           13.88          8.94        -9.81           0.02             9.18
Dec 1982        21.41         27.11           28.01          3.87        22.03          21.04             33.62
Dec 1983        22.51         25.97           39.67          3.80        16.24          28.89             42.44
Dec 1984         6.27          1.31           -6.67          3.95         2.33          10.52            -14.97
Dec 1985        32.16         33.55           24.66          3.77        33.31          29.68             22.89
Dec 1986        18.47         27.10            6.85          1.13        14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30          4.41         6.50           3.68            -13.84
Dec 1988        16.81         16.14           22.87          4.42        11.95          21.67             22.76
Dec 1989        31.49         32.19           10.18          4.65        36.40          26.13             8.06
Dec 1990        -3.17         -0.56           -21.56         6.11         0.20          -6.85            -29.55
Dec 1991        30.55         24.19           44.63          3.06        38.37          22.56             57.44
Dec 1992         7.67          7.41           23.35          2.90         5.07          10.53             36.62
Dec 1993         9.99         16.94           20.98          2.75         1.68          18.60             31.32
Dec 1994         1.31          5.06            3.11          2.67         3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46          2.54        38.13          36.99             30.70
Dec 1996        23.07         28.84           17.62          3.32        23.96          21.99             13.88
Dec 1997        33.36         24.88           22.78          1.70        36.52          29.98             24.61
Dec 1998        28.58         18.15           -7.31          1.80        42.16          14.67             -6.15
Dec 1999

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-       MSCI                      LONG-
                  TERM          TERM U.S.         EAFE        6-          TERM U.S.                         U.S.
               U.S. GOV'T       GOVERNMENT      (NET OF      MONTH        CORPORATE         LB IT          T-BILL
                  BONDS           BONDS          TAXES)       CDS           BONDS         GOV'T/CORP      (30-DAY)
----------------------------------------------------------------------------------------------------------------------
Dec 1925           N/A             N/A            N/A         N/A            N/A             N/A            N/A
Dec 1926          7.77             5.38           N/A         N/A           7.37             N/A            3.27
Dec 1927          8.93             4.52           N/A         N/A           7.44             N/A            3.12
Dec 1928          0.10             0.92           N/A         N/A           2.84             N/A            3.56
Dec 1929          3.42             6.01           N/A         N/A           3.27             N/A            4.75
Dec 1930          4.66             6.72           N/A         N/A           7.98             N/A            2.41
Dec 1931          -5.31           -2.32           N/A         N/A           -1.85            N/A            1.07
Dec 1932          16.84            8.81           N/A         N/A           10.82            N/A            0.96
Dec 1933          -0.07            1.83           N/A         N/A           10.38            N/A            0.30
Dec 1934          10.03            9.00           N/A         N/A           13.84            N/A            0.16
Dec 1935          4.98             7.01           N/A         N/A           9.61             N/A            0.17
Dec 1936          7.52             3.06           N/A         N/A           6.74             N/A            0.18
Dec 1937          0.23             1.56           N/A         N/A           2.75             N/A            0.31
Dec 1938          5.53             6.23           N/A         N/A           6.13             N/A           -0.02
Dec 1939          5.94             4.52           N/A         N/A           3.97             N/A            0.02
Dec 1940          6.09             2.96           N/A         N/A           3.39             N/A            0.00
Dec 1941          0.93             0.50           N/A         N/A           2.73             N/A            0.06
Dec 1942          3.22             1.94           N/A         N/A           2.60             N/A            0.27
Dec 1943          2.08             2.81           N/A         N/A           2.83             N/A            0.35
Dec 1944          2.81             1.80           N/A         N/A           4.73             N/A            0.33
Dec 1945          10.73            2.22           N/A         N/A           4.08             N/A            0.33
Dec 1946          -0.10            1.00           N/A         N/A           1.72             N/A            0.35
Dec 1947          -2.62            0.91           N/A         N/A           -2.34            N/A            0.50
Dec 1948          3.40             1.85           N/A         N/A           4.14             N/A            0.81
Dec 1949          6.45             2.32           N/A         N/A           3.31             N/A            1.10
Dec 1950          0.06             0.70           N/A         N/A           2.12             N/A            1.20
Dec 1951          -3.93            0.36           N/A         N/A           -2.69            N/A            1.49
Dec 1952          1.16             1.63           N/A         N/A           3.52             N/A            1.66
Dec 1953          3.64             3.23           N/A         N/A           3.41             N/A            1.82
Dec 1954          7.19             2.68           N/A         N/A           5.39             N/A            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48             N/A            1.57
Dec 1956          -5.59           -0.42           N/A         N/A           -6.81            N/A            2.46
Dec 1957          7.46             7.84           N/A         N/A           8.71             N/A            3.14
Dec 1958          -6.09           -1.29           N/A         N/A           -2.22            N/A            1.54
Dec 1959          -2.26           -0.39           N/A         N/A           -0.97            N/A            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07             N/A            2.66

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                  LONG-       INTERMEDIATE-       MSCI                      LONG-
                  TERM          TERM U.S.         EAFE        6-          TERM U.S.                         U.S.
               U.S. GOV'T       GOVERNMENT      (NET OF      MONTH        CORPORATE         LB IT          T-BILL
                  BONDS           BONDS          TAXES)       CDS           BONDS         GOV'T/CORP      (30-DAY)
----------------------------------------------------------------------------------------------------------------------
Dec 1961          0.97             1.85           N/A         N/A           4.82             N/A            2.13
Dec 1962          6.89             5.56           N/A         N/A           7.95             N/A            2.73
Dec 1963          1.21             1.64           N/A         N/A           2.19             N/A            3.12
Dec 1964          3.51             4.04           N/A        4.17           4.77             N/A            3.54
Dec 1965          0.71             1.02           N/A        4.68           -0.46            N/A            3.93
Dec 1966          3.65             4.69           N/A        5.76           0.20             N/A            4.76
Dec 1967          -9.18            1.01           N/A        5.47           -4.95            N/A            4.21
Dec 1968          -0.26            4.54           N/A        6.45           2.57             N/A            5.21
Dec 1969          -5.07           -0.74           N/A        8.70           -8.09            N/A            6.58
Dec 1970          12.11           16.86          -11.66      7.06           18.37            N/A            6.52
Dec 1971          13.23            8.72          29.59       5.36           11.01            N/A            4.39
Dec 1972          5.69             5.16          36.35       5.39           7.26             N/A            3.84
Dec 1973          -1.11            4.61          -14.92      8.60           1.14             3.34           6.93
Dec 1974          4.35             5.69          -23.16      10.20          -3.06            5.58           8.00
Dec 1975          9.20             7.83          35.39       6.51           14.64            9.50           5.80
Dec 1976          16.75           12.87           2.54       5.22           18.65           12.34           5.08
Dec 1977          -0.69            1.41          18.06       6.11           1.71             3.31           5.12
Dec 1978          -1.18            3.49          32.62       10.21          -0.07            2.13           7.18
Dec 1979          -1.23            4.09           4.75       11.90          -4.18            6.00          10.38
Dec 1980          -3.95            3.91          22.58       12.33          -2.76            6.41          11.24
Dec 1981          1.86             9.45          -2.28       15.50          -1.24           10.50          14.71
Dec 1982          40.36           29.10          -1.86       12.18          42.56           26.10          10.54
Dec 1983          0.65             7.41          23.69       9.65           6.26             8.61           8.80
Dec 1984          15.48           14.02           7.38       10.65          16.86           14.38           9.85
Dec 1985          30.97           20.33          56.16       7.82           30.09           18.05           7.72
Dec 1986          24.53           15.14          69.44       6.30           19.85           13.12           6.16
Dec 1987          -2.71            2.90          24.63       6.59           -0.27            3.67           5.47
Dec 1988          9.67             6.10          28.27       8.15           10.70            6.78           6.35
Dec 1989          18.11           13.29          10.54       8.27           16.23           12.76           8.37
Dec 1990          6.18             9.73          -23.45      7.85           6.78             9.17           7.81
Dec 1991          19.30           15.46          12.13       4.95           19.89           14.63           5.60
Dec 1992          8.05             7.19          -12.17      3.27           9.39             7.17           3.51
Dec 1993          18.24           11.24          32.56       2.88           13.19            8.73           2.90
Dec 1994          -7.77           -5.14           7.78       5.40           -5.76           -1.95           3.90
Dec 1995          31.67           16.80          11.21       5.21           27.20           15.31           5.60
Dec 1996          -0.93            2.10           6.05       5.21           1.40             4.06           5.21
Dec 1997          15.85            8.38           1.78       5.71           12.95            7.87           5.26
Dec 1998          13.06           10.21          20.00       5.34           10.76            8.42           4.86
Dec 1999

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                    LIPPER          MSCI
                 EQUITY       RUSSELL       WILSHIRE                      BALANCED       EMERGING           BANK
                  REIT         2000       REAL ESTATE         S&P           FUND          MARKETS         SAVINGS
                 INDEX         INDEX       SECURITIES         400           INDEX       FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A           N/A           N/A             N/A            N/A            N/A             N/A
Dec 1926          N/A           N/A           N/A             N/A            N/A            N/A             N/A
Dec 1927          N/A           N/A           N/A             N/A            N/A            N/A             N/A
Dec 1928          N/A           N/A           N/A             N/A            N/A            N/A             N/A
Dec 1929          N/A           N/A           N/A             N/A            N/A            N/A             N/A
Dec 1930          N/A           N/A           N/A             N/A            N/A            N/A             5.30
Dec 1931          N/A           N/A           N/A             N/A            N/A            N/A             5.10
Dec 1932          N/A           N/A           N/A             N/A            N/A            N/A             4.10
Dec 1933          N/A           N/A           N/A             N/A            N/A            N/A             3.40
Dec 1934          N/A           N/A           N/A             N/A            N/A            N/A             3.50
Dec 1935          N/A           N/A           N/A             N/A            N/A            N/A             3.10
Dec 1936          N/A           N/A           N/A             N/A            N/A            N/A             3.20
Dec 1937          N/A           N/A           N/A             N/A            N/A            N/A             3.50
Dec 1938          N/A           N/A           N/A             N/A            N/A            N/A             3.50
Dec 1939          N/A           N/A           N/A             N/A            N/A            N/A             3.40
Dec 1940          N/A           N/A           N/A             N/A            N/A            N/A             3.30
Dec 1941          N/A           N/A           N/A             N/A            N/A            N/A             3.10
Dec 1942          N/A           N/A           N/A             N/A            N/A            N/A             3.00
Dec 1943          N/A           N/A           N/A             N/A            N/A            N/A             2.90
Dec 1944          N/A           N/A           N/A             N/A            N/A            N/A             2.80
Dec 1945          N/A           N/A           N/A             N/A            N/A            N/A             2.50
Dec 1946          N/A           N/A           N/A             N/A            N/A            N/A             2.20
Dec 1947          N/A           N/A           N/A             N/A            N/A            N/A             2.30
Dec 1948          N/A           N/A           N/A             N/A            N/A            N/A             2.30
Dec 1949          N/A           N/A           N/A             N/A            N/A            N/A             2.40
Dec 1950          N/A           N/A           N/A             N/A            N/A            N/A             2.50
Dec 1951          N/A           N/A           N/A             N/A            N/A            N/A             2.60
Dec 1952          N/A           N/A           N/A             N/A            N/A            N/A             2.70
Dec 1953          N/A           N/A           N/A             N/A            N/A            N/A             2.80
Dec 1954          N/A           N/A           N/A             N/A            N/A            N/A             2.90
Dec 1955          N/A           N/A           N/A             N/A            N/A            N/A             2.90
Dec 1956          N/A           N/A           N/A             N/A            N/A            N/A             3.00
Dec 1957          N/A           N/A           N/A             N/A            N/A            N/A             3.30
Dec 1958          N/A           N/A           N/A             N/A            N/A            N/A             3.38
Dec 1959          N/A           N/A           N/A             N/A            N/A            N/A             3.53
Dec 1960          N/A           N/A           N/A             N/A           5.77            N/A             3.86
Dec 1961          N/A           N/A           N/A             N/A           20.59           N/A             3.90

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                 NAREIT                                                    LIPPER          MSCI
                 EQUITY       RUSSELL       WILSHIRE                      BALANCED       EMERGING           BANK
                  REIT         2000       REAL ESTATE         S&P           FUND          MARKETS         SAVINGS
                 INDEX         INDEX       SECURITIES         400           INDEX       FREE INDEX        ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
Dec 1962          N/A           N/A           N/A             N/A           -6.80           N/A             4.08
Dec 1963          N/A           N/A           N/A             N/A           13.10           N/A             4.17
Dec 1964          N/A           N/A           N/A             N/A           12.36           N/A             4.19
Dec 1965          N/A           N/A           N/A             N/A           9.80            N/A             4.23
Dec 1966          N/A           N/A           N/A             N/A           -5.86           N/A             4.45
Dec 1967          N/A           N/A           N/A             N/A           15.09           N/A             4.67
Dec 1968          N/A           N/A           N/A             N/A           13.97           N/A             4.68
Dec 1969          N/A           N/A           N/A             N/A           -9.01           N/A             4.80
Dec 1970          N/A           N/A           N/A             N/A           5.62            N/A             5.14
Dec 1971          N/A           N/A           N/A             N/A           13.90           N/A             5.30
Dec 1972          8.01          N/A           N/A             N/A           11.13           N/A             5.37
Dec 1973         -15.52         N/A           N/A             N/A          -12.24           N/A             5.51
Dec 1974         -21.40         N/A           N/A             N/A          -18.71           N/A             5.96
Dec 1975         19.30          N/A           N/A             N/A           27.10           N/A             6.21
Dec 1976         47.59          N/A           N/A             N/A           26.03           N/A             6.23
Dec 1977         22.42          N/A           N/A             N/A           -0.72           N/A             6.39
Dec 1978         10.34          N/A          13.04            N/A           4.80            N/A             6.56
Dec 1979         35.86         43.09         70.81            N/A           14.67           N/A             7.29
Dec 1980         24.37         38.58         22.08            N/A           19.70           N/A             8.78
Dec 1981          6.00         2.03           7.18            N/A           1.86            N/A            10.71
Dec 1982         21.60         24.95         24.47           22.68          30.63           N/A            11.19
Dec 1983         30.64         29.13         27.61           26.10          17.44           N/A             9.71
Dec 1984         20.93         -7.30         20.64           1.18           7.46            N/A             9.92
Dec 1985         19.10         31.05         22.20           35.58          29.83           N/A             9.02
Dec 1986         19.16         5.68          20.30           16.21          18.43           N/A             7.84
Dec 1987         -3.64         -8.77         -7.86           -2.03          4.13            N/A             6.92
Dec 1988         13.49         24.89         24.18           20.87          11.18          40.43            7.20
Dec 1989          8.84         16.24          2.37           35.54          19.70          64.96            7.91
Dec 1990         -15.35       -19.51         -33.46          -5.12          0.66          -10.55            7.80
Dec 1991         35.70         46.05         20.03           50.10          25.83          59.91            4.61
Dec 1992         14.59         18.41          7.36           11.91          7.46           11.40            2.89
Dec 1993         19.65         18.91         15.24           13.96          11.95          74.83            2.73
Dec 1994          3.17         -1.82          1.64           -3.57          -2.05          -7.32            4.96
Dec 1995         15.27         28.44         13.65           30.94          24.89          -5.21            5.24
Dec 1996         35.26         16.49         36.87           19.20          13.05          6.03             4.95
Dec 1997         20.29         22.36         19.80           32.26          20.30         -11.59            5.17
Dec 1998         -17.51        -2.55         -17.63          19.12          15.09         -25.34            4.63
Dec 1999

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                                                                                                         MERRILL LYNCH INDEX
                                        MSCI ALL COUNTRY                                                OF ALL CONVERTIBLES,
               MSCI ALL COUNTRY (AC)    (AC) ASIA PACIFIC      LEHMAN BROTHERS     MERRILL LYNCH HIGH    SPECULATIVE QUALITY
                ASIA FREE EX JAPAN        FREE EX JAPAN     AGGREGATE BOND INDEX  YIELD MASTER II INDEX
------------------------------------------------------------------------------------------------------------------------------
Dec 1925                N/A                    N/A                   N/A
Dec 1926                N/A                    N/A                   N/A
Dec 1927                N/A                    N/A                   N/A
Dec 1928                N/A                    N/A                   N/A
Dec 1929                N/A                    N/A                   N/A
Dec 1930                N/A                    N/A                   N/A
Dec 1931                N/A                    N/A                   N/A
Dec 1932                N/A                    N/A                   N/A
Dec 1933                N/A                    N/A                   N/A
Dec 1934                N/A                    N/A                   N/A
Dec 1935                N/A                    N/A                   N/A
Dec 1936                N/A                    N/A                   N/A
Dec 1937                N/A                    N/A                   N/A
Dec 1938                N/A                    N/A                   N/A
Dec 1939                N/A                    N/A                   N/A
Dec 1940                N/A                    N/A                   N/A
Dec 1941                N/A                    N/A                   N/A
Dec 1942                N/A                    N/A                   N/A
Dec 1943                N/A                    N/A                   N/A
Dec 1944                N/A                    N/A                   N/A
Dec 1945                N/A                    N/A                   N/A
Dec 1946                N/A                    N/A                   N/A
Dec 1947                N/A                    N/A                   N/A
Dec 1948                N/A                    N/A                   N/A
Dec 1949                N/A                    N/A                   N/A
Dec 1950                N/A                    N/A                   N/A
Dec 1951                N/A                    N/A                   N/A
Dec 1952                N/A                    N/A                   N/A
Dec 1953                N/A                    N/A                   N/A
Dec 1954                N/A                    N/A                   N/A
Dec 1955                N/A                    N/A                   N/A
Dec 1956                N/A                    N/A                   N/A
Dec 1957                N/A                    N/A                   N/A
Dec 1958                N/A                    N/A                   N/A
Dec 1959                N/A                    N/A                   N/A
Dec 1960                N/A                    N/A                   N/A
Dec 1961                N/A                    N/A                   N/A

                              PERFORMANCE STATISTICS - TOTAL RETURN PERCENT
                                                                                                         MERRILL LYNCH INDEX
                                        MSCI ALL COUNTRY                                                OF ALL CONVERTIBLES,
               MSCI ALL COUNTRY (AC)    (AC) ASIA PACIFIC      LEHMAN BROTHERS     MERRILL LYNCH HIGH    SPECULATIVE QUALITY
                ASIA FREE EX JAPAN        FREE EX JAPAN     AGGREGATE BOND INDEX  YIELD MASTER II INDEX
------------------------------------------------------------------------------------------------------------------------------
Dec 1962                N/A                    N/A                   N/A
Dec 1963                N/A                    N/A                   N/A
Dec 1964                N/A                    N/A                   N/A
Dec 1965                N/A                    N/A                   N/A
Dec 1966                N/A                    N/A                   N/A
Dec 1967                N/A                    N/A                   N/A
Dec 1968                N/A                    N/A                   N/A
Dec 1969                N/A                    N/A                   N/A
Dec 1970                N/A                    N/A                   N/A
Dec 1971                N/A                    N/A                   N/A
Dec 1972                N/A                    N/A                   N/A
Dec 1973                N/A                    N/A                   N/A
Dec 1974                N/A                    N/A                   N/A
Dec 1975                N/A                    N/A                   N/A
Dec 1976                N/A                    N/A                  15.62
Dec 1977                N/A                    N/A                  3.05
Dec 1978                N/A                    N/A                  1.39
Dec 1979                N/A                    N/A                  1.94
Dec 1980                N/A                    N/A                  2.70
Dec 1981                N/A                    N/A                  6.23
Dec 1982                N/A                    N/A                  32.62
Dec 1983                N/A                    N/A                  8.37
Dec 1984                N/A                    N/A                  15.14
Dec 1985                N/A                    N/A                  22.11
Dec 1986                N/A                    N/A                  15.29
Dec 1987                N/A                    N/A                  2.75
Dec 1988               30.00                  30.45                 7.89
Dec 1989               32.13                  21.43                 14.53
Dec 1990               -6.54                 -11.86                 8.95
Dec 1991               30.98                  32.40                 16.00
Dec 1992               21.81                  9.88                  7.40
Dec 1993              103.39                  84.94                 9.75
Dec 1994              -16.94                 -12.59                 -2.92
Dec 1995               4.00                   10.00                 18.48
Dec 1996               10.05                  8.08                  3.61
Dec 1997              -40.31                 -34.20                 9.68
Dec 1998               -7.79                  -4.42                 8.67
Dec 1999

Source: Lipper, Inc.

21.      APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of June 30, 1999, Pioneer employed a professional investment staff of __.

Total assets of all Pioneer mutual funds at December 31, 1999, were approximately $__ billion representing ___________ shareholder accounts, ___________ non-retirement accounts and ___________ retirement accounts.

                          THIRD AVENUE HIGH YIELD FUND





Dear Fellow Shareholders:

At October 31, 1998, the audited net asset value attributable to the 904,440 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $8.50 per share. This compares with an unaudited net asset value of $9.82 at July 31, 1998, and a net asset value of $10.00 per share at February 12, 1998, the date of the Fund's inception. At December 11, 1998, the unaudited net asset value was $9.00 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1998, the Fund established one new position, as new monies flowed into the Fund, and eliminated three positions in order to raise cash to accommodate redemptions of shares by short-term investors on several occasions.

Transactions made during the quarter are summarized below.

PAR VALUE                           NEW POSITION ACQUIRED
$500,000                            CalEnergy Co., Inc 8.48%, due 9/15/28

                                    POSITIONS ELIMINATED
$300,000                            Alcatel SA 7.00%, due 8/01/04
$300,000                            MascoTech 4.50%, due 12/15/03
$500,000                            PSINet, Inc. 10.00%, due 2/15/05

PORTFOLIO ACTIVITY

The three months ending October 31 marked a once-in-a-decade chance for investors in the high yield bond market, where the Fund has substantial investments, to profit from disorderly market conditions. Because of lack of liquidity and forced sales from leveraged investors, yields rose to levels which on a relative basis were at least as attractive as in the 1990-1991 period, the last such great unsettled period. Similarly, convertible bonds, where the bulk of the Fund's assets is currently concentrated, dropped to levels seen only fleetingly in 1990. Convertible bonds suffered from the combined effects of lower stock prices and higher interest rates on below investment grade bonds in general.

We believe the Fund's portfolio of securities offers both high current income and the possibility of future capital appreciation. Further, our holdings are concentrated in companies and industries whose profits, we think, will expand faster than the economy as a whole, either through internal growth or in combination with restructuring and consolidating among companies. Such asset transfer activity can improve profits and return on investment even in businesses with slow underlying growth rates.

Our largest concentration of holdings, comprising just over 14% of total assets, is in the semiconductor capital equipment industry. Our companies hold leading technological positions in this multifaceted area, and have the financial flexibility to ride out the rest of the current industry consolidation. We believe they are well positioned for the next industry upswing, which some industry analysts think is already underway.

Our second largest industry representation, about 13.5% of total assets, consists of issues of corporations manufacturing a wide range of technology products such as semiconductors, networking products and disks for computers. Companies in these industries have just completed a period of relatively flat demand, coupled with the worst excess inventory supply cycle seen in the post-World War II period, causing sharp price erosion as inventories were worked off. This process is nearly completed, and demand, especially for computer-based products, seems to be moving up again at very healthy rates.

The third largest sector in the Fund, amounting to 11% of assets, is telecommunications. This industry is undergoing dynamic change as a result of the Telecommunications Act of 1996. This legislation provided for the deregulation of the industry and has spawned a number of aggressive competitors offering voice, data, and internet services using new technology to share in the explosive growth in demand. We hold issues of several of these new entrants, and think they will profit not only from new markets but also by taking market share from existing incumbent service providers.

Healthcare makes up close to 11% of the Fund's total assets. Current industry conditions are unsettled, as long-term care providers adjust their business plans to new federal government regulations on reimbursement for care. The number of people needing long-term care along with ancillary services is growing much faster than the population as a whole. Once companies adapt to the new reimbursement rules being phased into the system, we expect other investors will recognize their bright future, as demand for both the quantity and quality of healthcare expands faster than growth of the domestic economy.

The electric and gas utility industry is our fifth largest sector, amounting to close to 10% of the Fund's total assets. While this industry should grow at levels in line with overall economic growth in the U.S., massive changes are just starting to be felt as states begin to deregulate the power industry. Similar deregulation moves are also going on in industrialized countries overseas, which in some cases, notably the United Kingdom (U.K.), are actually ahead of the U.S. in opening their power markets to free competition. We think smart managements will be able to take advantage of these changes to grow their revenues and profits far above the growth of the power market as a whole.

Further, the electric utility industry in the U.S. and other industrialized countries is relatively insensitive to the recent economic declines in less industrialized, so-called emerging market countries, primarily in Asia and Latin America. These countries have begun to reduce their demand for many products manufactured in the U.S., and are attempting to increase their exports to industrialized countries, in an effort to solve their economic troubles. As a result of this lowered export demand and increased import supply, many domestic companies, especially those in commodity-based industries like metals, energy, chemicals, paper and forest products, and textiles, will experience revenue and profit pressure next year.

NEW PURCHASE

CalEnergy is a diversified global energy company which has grown by acquisition of electric and gas companies in the U.S., U.K., Australia, Canada, and New Zealand. Its recent purchase of Iowa-based MidAmerican Energy will provide access to an attractive and growing market for its low cost power. As the electric utility industry begins to deregulate, both in the U.S. and abroad,

CalEnergy should benefit from the knowledge it has gained since its 1997 acquisition of Northern Electric in the U.K.

POSITIONS ELIMINATED

Among the three positions which were eliminated in the quarter were bonds of Alcatel, the large French telecommunications equipment company. Alcatel had agreed in June, 1998, to take over DSC Communications, a Texas-based telecommunications equipment company. The DSC bonds had a speculative grade rating of "B" by the major rating services, and experienced substantial appreciation in price due to Alcatel's higher investment grade credit rating of "A" by the major rating agencies.

MascoTech convertible bonds were sold, although our fundamentally favorable opinion of the company has not changed, because we felt other holdings in the portfolio had a likelihood of greater capital appreciation. Similarly, we also sold our holding of PSINet, an Internet access and Web hosting provider to corporations and other Internet service providers, because we felt its continuing need to tap the high yield bond market at future dates would provide other opportunities to reestablish a position in this credit in the future.

THE MISFORTUNE OF MARKET TIMING

Notably, redemptions of the Fund in the quarter were concentrated during the first half of October, the very period when financial markets were at their most stressed condition in many years, and short-term downward pressure was most intense on all securities prices. You may recall that at this time, prices of virtually all securities, except for U.S. Treasury issues, declined sharply, due to liquidity pressures arising from forced sales of securities by numerous leveraged investment funds. In addition, credit concerns about so-called emerging market bonds, such as those from Russia which defaulted in the quarter, caused prices of all emerging market debt, as well as prices of domestic high yield bonds, to drop significantly. The combination of all these events led to extremely illiquid market conditions not seen in many years.

Of course, we recognize that in future periods of market turmoil, the net asset value per share of the Fund may well drop again, reflecting short-term changes in the prices of securities held in the Fund. We regard such times as great opportunities to purchase, but certainly not to sell. Lower prices allow us to buy more bonds or shares for the same amount of money. If our intensive research evaluations are accurate, we can take advantage of short-term price declines to create even greater opportunity to increase our shareholders' investment over the long term.

1998 DISTRIBUTIONS

On November 18, 1998, the Fund declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.16 per Fund share. This distribution is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the distribution will be determined based on the total number of Fund shares outstanding on the close of business on the record date, December 30, 1998. The distribution is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing to you again when the first quarter report for the period ending January 31, 1999 is published.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                         PORTFOLIO OF INVESTMENTS
                                           AT OCTOBER 31, 1998


                               PRINCIPAL                                              VALUE      % OF NET
                               AMOUNT ($)      ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE BONDS - 58.07%

Capital Equipment -                   450,000  Lam Research Corp. 5.00%,
Semiconductors                                 due 9/1/02                            $  356,063       4.63%
                                                                                  --------------

Computers - Memory Devices            300,000  HMT Technology Corp. 5.75%,
                                               due 1/15/04                              178,125       2.32%
                                                                                  --------------

Electric Utility Services             400,000  Itron, Inc. 6.75%, due 3/31/04           285,500       3.71%
                                                                                  --------------

Electronic Components -               325,000  Atmel SA 144A 3.25%, due 6/1/02
Semiconductors                                                                          247,000
                                      325,000  Cypress Semiconductors Corp.
                                               6.00%, due 10/1/02                       292,906
                                                                                  --------------
                                                                                        539,906       7.02%
                                                                                  --------------

Instrumentation - Electronic          600,000  Credence Systems Corp. 5.25%,
Testing                                        due 9/15/02                              444,000       5.77%
                                                                                  --------------

Lasers - Systems/Components           450,000  Cymer, Inc. 3.50%, due
                                               8/6/04                                   300,937       3.91%
                                                                                  --------------

Medical - Generic Drugs               475,000  Alpharma, Inc. 144A 5.75%, due
                                               4/1/05                                   511,812       6.65%
                                                                                  --------------

Medical - Hospitals                   625,000  Columbia HCA Medical Care,
                                               Int'l. 6.75%, due 10/1/06                530,469       6.90%
                                                                                  --------------

Medical Management Services           505,000  PhyMatrix Corp. 6.75%, due
                                               6/15/03                                  202,631       2.63%
                                                                                  --------------

Networking                            425,000  Adaptec, Inc. 4.75%, due 2/1/04          330,438       4.30%
                                                                                  --------------

Oil/Gas Exploration                   300,000  Range Resources Corp. 6.00%, due
                                               2/1/07                                   193,500
                                      300,000  Pogo Producing Co. 5.50%, due
                                               6/15/06                                  208,500
                                                                                  --------------
                                                                                        402,000       5.23%
                                                                                  --------------

Oil Field Services                    300,000  Key Energy Group, Inc. 5.00%,
                                               due 9/15/04                              190,875       2.48%
                                                                                  --------------

Telecommunications - Wireless         500,000  P-Com, Inc 4.25%, due 11/1/02            193,125       2.51%
                                                                                  --------------

                                               TOTAL CONVERTIBLE BONDS
                                               (Cost $5,617,360)                      4,465,881
                                                                                  --------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   PORTFOLIO OF INVESTMENTS (CONTINUED)
                                           AT OCTOBER 31, 1998


                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE PREFERRED STOCK - 19.24%

Auto Parts Original                     7,000  Breed Technologies, Inc. 6.50%,
                                               due 11/15/27                          $  137,374       1.79%
                                                                                  --------------

Diversified Manufacturing               5,000  Coltec Capital Trust 144A 5.25%,
                                               due 4/15/28                              182,500       2.37%
                                                                                  --------------

Electric Utility Services               4,000  Texas Utilities 9.25%, due
                                               8/16/01                                  225,500       2.93%
                                                                                  --------------

Insurance                               5,000  Conseco Finance Trust IV 7.00%,
                                               due 2/16/01                              212,813       2.77%
                                                                                  --------------

Medical - Long Term/Subacute            9,000  Sun Financing I 144A 7.00%, due
                                               5/1/28                                   102,375       1.33%
                                                                                  --------------

Rental Auto Equipment                   6,000  Budget Group Capital Trust 144A
                                               6.25%, due 6/15/05                       246,000       3.20%
                                                                                  --------------

Telecommunications - Wireless           5,000  Winstar Communications, Inc.
                                               144A 7.00% due 3/15/10                   143,750       1.87%
                                                                                  --------------

Telephone Services                      6,000  Nextlink Communications, Inc.
                                               144A 6.50%, due 3/31/10                  229,500       2.98%
                                                                                  --------------

                                               TOTAL CONVERTIBLE PREFERRED
                                               Stock (Cost $2,164,353)                1,479,813
                                                                                  --------------

                               PRINCIPAL
                               AMOUNT ($)
------------------------------ --------------- ---------------------------------- -------------- -----------
CORPORATE BONDS - 18.32%

Electric Utility Services             500,000  CalEnergy Co., Inc. 8.48%, due
                                               9/15/28                                  520,625       6.77%
                                                                                  --------------

Real Estate - Commercial              500,000  BF Saul REIT 144A 9.75%, due
                                               4/1/08                                   416,250       5.41%
                                                                                  --------------

Telephone Services                    500,000  Level 3 Communications, Inc.
                                               144A 9.125%, due 5/1/08                  472,500       6.14%
                                                                                  --------------

                                               TOTAL CORPORATE BONDS
                                               (Cost $1,497,971)                      1,409,375
                                                                                  --------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   PORTFOLIO OF INVESTMENTS (CONTINUED)
                                           AT OCTOBER 31, 1998


                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
COMMON STOCKS - 0.14%

Telecommunications - Wireless             399  Winstar Communications, Inc (a)
                                                                                     $   10,773       0.14%
                                                                                  --------------

                                               TOTAL COMMON STOCK
                                               (Cost $8,653)                             10,773
                                                                                  --------------

                                               TOTAL INVESTMENT
                                               PORTFOLIO - 95.77%
                                               (Cost $9,288,337)                      7,365,842
                                                                                  --------------

                                               CASH AND OTHER ASSETS LESS
                                               LIABILITIES - 4.23%                      325,394
                                                                                  --------------

                                               NET ASSETS - 100.00%
                                               (Applicable to 904,440 shares
                                               outstanding)                          $7,691,236
                                                                                  ==============
Notes:
   (a) Non-income producing security.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   STATEMENT OF ASSETS AND LIABILITIES
                                             OCTOBER 31, 1998

ASSETS:

Investments at value (Notes 1 and 4):
Unaffiliated issuers (identified cost of $9,288,337)                                            $7,365,842
Cash (Note 1)                                                                                      220,256
Receivable for fund shares sold                                                                     58,710
Interest receivable                                                                                106,000
Deferred organizational costs (Note 1)                                                              12,865
Other assets                                                                                         8,002
                                                                                                ----------

      Total assets                                                                               7,771,675
                                                                                                ----------

LIABILITIES:

Payable for fund shares redeemed                                                                    15,031
Payable to investment adviser                                                                        5,610
Accounts payable and accrued expenses                                                               59,798
                                                                                                ----------

      Total liabilities                                                                             80,439
                                                                                                ----------

      Net assets                                                                                $7,691,236
                                                                                                ==========

SUMMARY OF NET ASSETS:

Common stock, unlimited shares authorized, no par value,
    904,440 shares outstanding                                                                  $9,609,490
Accumulated undistributed net investment income                                                     54,866
Accumulated net realized losses from investment transactions (Note 8)                              (50,625)
Net unrealized depreciation of investments                                                      (1,922,495)
                                                                                                ----------

      Net assets applicable to capital shares outstanding                                       $7,691,236
                                                                                                ==========

Net asset value, offering and redemption price per share                                             $8.50
                                                                                                     =====

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                         STATEMENT OF OPERATIONS
                                  FOR THE PERIOD ENDED OCTOBER 31, 1998*

INVESTMENT INCOME:

    Interest                                                                                   $   400,869
    Dividends                                                                                       54,379
                                                                                               -----------

      Total investment income                                                                      455,248
                                                                                               -----------

EXPENSES:

    Investment advisory fees (Note 3)                                                               50,472
    Directors' fees and expenses                                                                    43,204
    Administration fees (Note 3)                                                                    28,253
    Registration and filing fees                                                                    23,756
    Auditing and tax consulting fees                                                                20,500
    Transfer agent fees                                                                             18,939
    Accounting services                                                                             18,622
    Reports to shareholders                                                                         10,554
    Custodian fees                                                                                   5,138
    Amortization of organizational expenses (Note 1)                                                 2,135
    Miscellaneous expenses                                                                           2,104
                                                                                               -----------

      Total operating expenses                                                                     223,677
                                                                                               -----------

    Expenses waived and reimbursed (Note 3)                                                       (117,110)
                                                                                               -----------

      Net expenses                                                                                 106,567
                                                                                               -----------

      Net investment income                                                                        348,681
                                                                                               -----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:

    Net realized losses on investments                                                             (50,625)
    Net change in unrealized depreciation on investments                                        (1,922,495)
                                                                                               -----------

      Net realized and unrealized losses on investments                                         (1,973,120)
                                                                                               -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $(1,624,439)
                                                                                               ===========

* The Fund commenced investment operations on February 12, 1998.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                    STATEMENT OF CHANGES IN NET ASSETS


                                                                                       FOR THE PERIOD
                                                                                      ENDED 10/31/98*
OPERATIONS:

    Net investment income                                                                      $   348,681
    Net realized losses on investments                                                             (50,625)
    Net change in unrealized depreciation on investments                                        (1,922,495)
                                                                                               -----------

    Net decrease in net assets resulting from operations                                        (1,624,439)
                                                                                               -----------

DISTRIBUTIONS:

    Dividends to shareholders from net investment income                                          (295,950)
                                                                                               -----------

CAPITAL SHARE TRANSACTIONS:

    Proceeds from sale of shares                                                                12,705,359
    Net asset value of shares issued in reinvestment of
      dividends and distributions                                                                  266,886
    Cost of shares redeemed                                                                     (3,360,620)
                                                                                               -----------
    Net increase in net assets resulting from capital share transactions                         9,611,625
                                                                                               -----------

    Net increase in net assets                                                                   7,691,236
    Net assets at beginning of period                                                                    0
                                                                                               -----------

    Net assets at end of period (including undistributed net investment
      income of $54,866)                                                                        $7,691,236
                                                                                                ==========

* The Fund commenced investment operations February 12, 1998.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                           FINANCIAL HIGHLIGHTS


Selected data (for a share outstanding throughout the period) and ratios are as follows:

                                                                            FOR THE
                                                                            PERIOD
                                                                             ENDED
                                                                           10/31/98*
Net Asset Value, Beginning of Period                                           $10.00
                                                                               ------

Income (losses) from Investment Operations:

    Net investment income                                                         .34
    Net loss on securities (both realized and unrealized)                       (1.56)
                                                                               ------

      Total from Investment Operations                                          (1.22)
                                                                               ------

Less Distributions:

    Dividends from net investment income                                         (.28)
                                                                               ------

Net Asset Value, End of Period                                                 $ 8.50
                                                                               ======

Total Return (since inception)                                                 (12.39%)1

Ratios/Supplemental Data:

    Net Assets, End of period (in thousands)                                   $7,691
    Ratio of Expenses to Average Net Assets
      Before expense reimbursement                                               3.99%2
      After expense reimbursement                                                1.90%2
    Ratio of Net Income to Average Net Assets
      Before expense reimbursement                                               4.13%2
      After expense reimbursement                                                6.22%2
Portfolio Turnover Rate                                                            38%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations February 12, 1998.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PERFORMANCE INFORMATION
                                   (Unaudited)

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
                 MASTER II INDEX AND THE MERRILL LYNCH INDEX OF
                      ALL CONVERTIBLES, SPECULATIVE QUALITY


                          Total Return Since Inception
                                    -12.39%


[The following table represents a chart in the printed piece.]

             TAHYF           Merrill Lynch          Merrill Lynch
                             High Yield             Index of all Convertibles,
                             Master II Index        Speculative Quality

2/12/98      $10,000.00      $10,000.00             $10,000.00
10/31/98     8,761.00        9,621.00               9,293.00

--------------------------------------------------------------------------------
* Period beginning February 12, 1998 (Third Avenue High Yield Fund's commencement of operations)

As with all mutual funds, past performance does not indicate future results.

                                            THIRD AVENUE TRUST
                                      NOTES TO FINANCIAL STATEMENTS
                                             OCTOBER 31, 1998


1.       SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue High Yield Fund commenced investment operations on February 12, 1998. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund pursue a capital appreciation objective, each Fund has a distinct investment approach. Third Avenue High Yield Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a similar value discipline in selecting securities.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue High Yield Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market.
Short-

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 1998, such securities had a total fair value of $114,574,191 or 7.44% of net assets of Third Avenue Value Fund and $4,268,404 or 3.06% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

o    Investments: At the prevailing rates of exchange on the valuation date.
o Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:
Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


net realized and unrealized gains (losses) on these contracts. At October
31, 1998, the Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Fund to pay 5.9 billion yen in exchange for 50 million U.S. dollars on October 26, 1999. The Fund will pay 0.14% interest on the 5.9 billion yen and Bear Stearns will pay 4.63% interest on the 50 million U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS:
Third Avenue Value Fund and Third Avenue Small-Cap Value Fund engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of contracts.

FOREIGN CURRENCY OPTION CONTRACTS:
An option contract gives the buyer the right, but not the obligation to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of the option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:
Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis it is the Funds' policy to monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the period ending October 31, 1998, the following Funds had securities lending income included in interest income totaling:

         FUND
         Third Avenue Small-Cap Value Fund                    $24,645
         Third Avenue High Yield Fund                           2,203
         Third Avenue Real Estate Value Fund                       33

The value of loaned securities and related collateral outstanding at October 31, 1998, was as follows:

                                        VALUE OF SECURITIES       VALUE OF
FUND                                           LOANED            COLLATERAL
Third Avenue Small-Cap Value Fund            $7,934,718          $8,735,664

The collateral consisted of cash which was invested in repurchase agreements with Bear Stearns due November 2, 1998 collateralized by Nomura Asset Securities Corp. Commercial Paper.

REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund, and $15,000 for Third Avenue High Yield Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principals. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 1998, permanent differences were reclassified as shown below:

                                                                       INCREASE (DECREASE)
                                                                         TO ACCUMULATED
                                                INCREASE (DECREASE)       UNDISTRIBUTED
                                                  TO ACCUMULATED          NET REALIZED           INCREASE
                                                   UNDISTRIBUTED         GAIN (LOSS) ON        (DECREASE) TO
                                                  NET INVESTMENT         INVESTMENTS AND        ADDITIONAL
                                                   INCOME (LOSS)        FOREIGN CURRENCY      PAID-IN-CAPITAL
Third Avenue Value Fund                              $403,155              $(376,815)            $(26,340)
Third Avenue Small-Cap Value Fund                      (5,424)                 5,424                   --
Third Avenue High Yield Fund                            2,135                     --               (2,135)
Third Avenue Real Estate Value Fund                     5,000                     --               (5,000)

FEDERAL INCOME TAXES:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays the non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


2.       SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended October 31, 1998 were as follows:

                                            PURCHASES             SALES
Third Avenue Value Fund:
      Affiliated                               $212,839,617       $28,886,241
      Unaffiliated                              887,357,535       326,424,420
Third Avenue Small-Cap Value Fund:
      Affiliated                                 10,989,156                --
      Unaffiliated                               73,378,406         6,824,247
Third Avenue High Yield Fund:
      Unaffiliated                               12,101,863         2,835,350
Third Avenue Real Estate Value Fund:
      Unaffiliated                                  411,942                --

At October 31, 1998, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                                                                                                       NET
                                                                  GROSS             GROSS         APPRECIATION/
                                                 COST          APPRECIATION     DEPRECIATION       DEPRECIATION
Third Avenue Value Fund                       $1,285,195,721    $385,506,479     $(127,751,143)     $257,755,336
Third Avenue Small-Cap Value Fund                153,120,656      13,402,776       (32,761,556)      (19,358,780)
Third Avenue High Yield Fund                       9,288,337          78,460        (2,000,955)       (1,922,495)
Third Avenue Real Estate Value Fund                  410,411          25,014            (5,608)           19,406

3.       INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 1998, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $14,917, $3,809, $1,728 and $1,711, respectively, for reimbursement of expenses paid by such affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to waive investment advisory fees or reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 1998. The Adviser waived fees of $50,472 and $568, and reimbursed $66,638 and $49,905, for Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund, respectively, for the period ended October 31, 1998.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4.       RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended October 31, 1998, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman and M.J. Whitman Senior Debt Corp. as follows:

                                                                                  M.J. WHITMAN
FUND                                         TOTAL COMMISSIONS    M.J. WHITMAN   SR. DEBT CORP.
----                                         -----------------    ------------   --------------
Third Avenue Value Fund                             $1,261,197      $1,026,034         $38,637
Third Avenue Small-Cap Value Fund                      205,990         113,016              --
Third Avenue Real Estate Value Fund                      1,670           1,470              --

INVESTMENTS IN AFFILIATES:
A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 1998 is set forth below:


THIRD AVENUE VALUE FUND

                              SHARES/                                  SHARES/                     DIVIDEND/INTEREST
                             PRINCIPAL       SHARES/                  PRINCIPAL                         INCOME
                              HELD AT       PRINCIPAL      SHARES      HELD AT        VALUE AT      NOV. 1, 1997 -
NAME OF ISSUER:            OCT. 31, 1997    PURCHASED       SOLD    OCT. 31, 1998   OCT. 31, 1998   OCT. 31, 1998
---------------            -------------    ---------       ----    -------------   -------------   -------------
ACMAT Corp. Class A              189,978          10,700        --         200,678     $3,085,424                --
ADE Corp.                             --         728,900        --         728,900      7,289,000                --
American Physicians
Service Group, Inc.              200,000         909,900        --       1,109,900      5,688,238                --
Avatar Holdings, Inc.                 --         474,300        --         474,300      8,596,687                --
Carver Bancorp, Inc.             218,500              --        --         218,500      1,966,500          $ 10,925
CGA Group, Ltd.                  838,710              --        --         838,710             --                --
CGA Group, Ltd., Series A        207,969          30,888        --         238,857      5,971,427           772,200
CGA Group, Ltd., Series B        171,429              --        --         171,429      2,507,999                --
CGA Special Account
Trust                        $ 6,428,575              --        --      $6,428,575      6,428,575           350,780
C.P. Clare Corp.                      --       1,004,500        --       1,004,500      5,022,500                --
Danielson Holding Corp.          803,669              --        --         803,669      3,164,447                --
Electro Scientific
Industries, Inc.                 555,700       1,044,600        --       1,600,300     40,207,537                --
Electroglas, Inc.              1,070,000         776,200        --       1,846,200     23,192,887                --
First American Financial
Corp.                            814,700       3,666,150*  666,150       3,000,000     93,937,500           709,555
FSI International, Inc.        1,534,250       1,286,650        --       2,820,900     18,335,850                --
Interphase Corp.                 300,000              --        --         300,000      1,893,750                --
Mountbatten, Inc.                293,000              --   293,000              --             --                --
Piper Jaffray Companies
Inc.                             146,300              --   146,300              --             --                --
Protocol Systems, Inc.                --         912,900        --         912,900      7,246,144                --
Ryan, Beck & Co., Inc.           161,941              --   161,941              --             --             3,239
Silicon Valley Group,            551,900       3,682,900        --       4,234,800     54,258,375                --
Inc.
SpeedFam International,
Inc.                                  --       1,605,000        --       1,605,000     25,880,625                --


                                       18


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998
                              SHARES/                                  SHARES/                     DIVIDEND/INTEREST
                             PRINCIPAL       SHARES/                  PRINCIPAL                         INCOME
                              HELD AT       PRINCIPAL      SHARES      HELD AT        VALUE AT      NOV. 1, 1997 -
NAME OF ISSUER:            OCT. 31, 1997    PURCHASED       SOLD    OCT. 31, 1998   OCT. 31, 1998   OCT. 31, 1998
---------------            -------------    ---------       ----    -------------   -------------   -------------
Stewart Information
Services Corp.                   975,700              --        --         975,700     48,906,963           273,196
St. George Holdings, Ltd.
Class A                          912,442              --        --         912,442         91,244               920
St. George Holdings, Ltd.
Class B                            7,549              --        --           7,549            755                --
Tecumseh Products Co.
Class A                           33,200          92,200        --         125,400      6,520,800           137,820
Tecumseh Products Co.
Class B                          358,500          58,800        --         417,300     21,699,600           483,120
Tejon Ranch Co.                3,045,508              --        --       3,045,508     60,856,925           152,275
Veeco Instruments, Inc.          218,700         444,500        --         663,200     19,688,750                --
Vertex Communications
Corp.                            306,900              --        --         306,900      4,948,763                --
                                                                                     ------------        ----------
                                   Total Affiliates                                  $477,387,264        $2,894,030
                                                                                     ============        ==========
* Increase due to a 3:2 stock split on 1/15/98, and a 3:1 stock split on
7/17/98.

THIRD AVENUE SMALL-CAP VALUE FUND

                              SHARES/                                  SHARES/                     DIVIDEND/INTEREST
                             PRINCIPAL       SHARES/                  PRINCIPAL                         INCOME
                              HELD AT       PRINCIPAL      SHARES      HELD AT        VALUE AT      NOV. 1, 1997 -
NAME OF ISSUER:            OCT. 31, 1997    PURCHASED       SOLD    OCT. 31, 1998   OCT. 31, 1998   OCT. 31, 1998
---------------            -------------    ---------       ----    -------------   -------------   -------------
C.P. Clare Corp.                      --         520,000        --         520,000     $2,600,000                --
SpecTran Corp.                    88,800         401,800        --         490,600      2,361,012                --
                                                                                       ----------                --
                                   Total Affiliates                                    $4,961,012                $0
                                                                                       ==========                ==

5.       CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

Transactions in capital stock were as follows:

                                                                                           THIRD       THIRD AVENUE
                                                                 THIRD AVENUE           AVENUE HIGH     REAL ESTATE
                              THIRD AVENUE VALUE FUND        SMALL-CAP VALUE FUND        YIELD FUND     VALUE FUND
                           FOR THE YEAR    FOR THE YEAR   FOR THE YEAR     FOR THE     FOR THE PERIOD     FOR THE
                               ENDED          ENDED          ENDED      PERIOD ENDED       ENDED        PERIOD ENDED
                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                               1998            1998           1998          1998            1998           1998
                               ----            ----           ----          ----            ----           ----
Increase in Fund shares:
Shares outstanding at
    beginning of period       51,537,358      23,364,688     8,670,943             --              --             --
    Shares sold               19,502,035      34,497,303    11,057,081      9,845,798       1,266,191         69,355
    Shares reinvested
        from dividends and
        distributions            877,124         584,725        46,997             --          29,079             --
    Shares redeemed          (20,835,346)     (6,909,358)   (6,678,615)    (1,174,855)       (390,830)            --
                             -----------      ----------    ----------     ----------       ---------         ------
Net increase (decrease)
    in Fund shares              (456,187)     28,172,670     4,425,463      8,670,943         904,440         69,355
                             -----------      ----------    ----------     ----------       ---------         ------
Shares outstanding at
    end of period             51,081,171      51,537,358    13,096,406      8,670,943         904,440         69,355
                             ===========      ==========    ==========     ==========       =========         ======

6.       COMMITMENTS

Third Avenue Value Fund has committed a $5,000,000 capital investment to Head Insurance Investors LP of which $3,126,204 has been funded as of October 31, 1998. Securities valued at $1,938,795 have been

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Head Insurance Investors LP.

7.       RISKS RELATING TO CERTAIN INVESTMENTS
FOREIGN SECURITIES:
The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply with Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS
The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in the value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:
Third Avenue Value Fund and Third Avenue High Yield Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
Third Avenue Value Fund and Third Avenue High Yield Fund invest in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:
Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

8.       CAPITAL LOSS CARRYFORWARDS
At October 31, 1998, the following Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through October 31, 2006:

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


FUND
Third Avenue Value Fund                                     $15,833,338
Third Avenue Small-Cap Value Fund                               592,923
Third Avenue High Yield Fund                                     50,625
Third Avenue Real Estate Fund                                     1,531

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund, and Third Avenue Real Estate Value Fund (together the "Funds," four series comprising Third Avenue Trust) at October 31, 1998 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 14, 1998

                               THIRD AVENUE TRUST
                   FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 1998. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND
Of the $0.572 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1998, $0.411 was derived from net investment income, $0.049 from short-term capital gains which are taxed as ordinary income and $0.112 from long term capital gains. 30.15% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND
Of the $0.062 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1998, the entire amount was derived from net investment income. 42.46% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE HIGH YIELD FUND
Of the $0.280 per share paid to you in cash or reinvested into your account for the fiscal period ended October 31, 1998, the entire amount was derived from net investment income. 15.50% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS
            THIRD AVENUE VALUE FUND THIRD AVENUE SMALL-CAP VALUE FUND North American Trust Company THIRD AVENUE HIGH YIELD FUND
                225 Broadway THIRD AVENUE REAL ESTATE VALUE FUND
                San Diego, CA 92101-4492 Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                            www.thirdavenuefunds.com

                          THIRD AVENUE HIGH YIELD FUND





Dear Fellow Shareholders:

At April 30, 1999, the unaudited net asset value attributable to the 916,197 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.41 per share. On March 31, 1999, the most recent dividend date, the Fund paid $0.167 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.35 per share has been paid in dividends. On January 31, 1999, the last day of the Fund's first fiscal quarter, the net asset value per share was $9.58. At May 20, 1999, the net asset value per share was $9.64.

QUARTERLY ACTIVITY

During the second quarter of fiscal 1999, the Fund made small reductions in three holdings, and established three new positions, as shown below.

PAR VALUE
OR NUMBER OF SHARES                 REDUCTIONS IN EXISTING POSITIONS
$100,000                            Alpharma, Inc. 144A 5.75% due 4/01/05
$100,00                             Credence Systems Corp. 5.25% due 9/15/02
1,000 shares                        Nextlink Communications, Inc. 144A 6.50%,
                                    due 3/31/10

These reductions were made in order to better reflect what we thought were appropriate weightings for these holdings, given their substantial appreciation at the time of their sales in the fiscal year. We continue to regard the business prospects of these companies favorably, and expect to retain our still significant positions.

Alpharma is a generic pharmaceutical company which develops and sells a wide range of human and animal health products worldwide, and has grown steadily through development of new products and selected acquisitions.

Credence Systems makes automatic test equipment and software used in the production of semiconductors. It sells its products worldwide to semiconductor makers, and after some delays in the introduction of new products, should have a good increase in sales as these products have been received quite favorably by its customers. Its equipment is increasingly focused on the most rapidly growing segments of the semiconductor market: those used in telecommunications, internet applications, media and consumer devices.

NEXTLINK is a new telecommunications company established in 1996 to provide local, long distance and data communication services. The company was formed to take advantage of the many growth opportunities in the industry following the federal telecommunication act of 1996 which opened competition in telecommunication services to new entrants.

PAR VALUE
OR NUMBER OF SHARES        NEW POSITIONS ACQUIRED
$500,000                   Webb (Del E.) Corp. 10.25% due 2/15/10
4,000 shares               KN Energy, Inc. 8.25% due 11/30/01
$250,000                   NCI Building Systems, Inc. 144A 9.25% due 5/01/09

Del Webb is one of the US's biggest residential real estate developers, and the nation's largest developer of planned age-restricted retirement communities, with operations primarily in the sunbelt states of Nevada, Arizona, California, Florida, and South Carolina, as well as in Illinois. Recently, the company has expanded its development activities to include communities without the age restrictions. It has an excellent track record, diversified locations, and is well positioned for the move-up buyer, as well as the active adult market segment.

KN Energy gathers, processes, stores and transports natural gas, and operates pipelines in the central and western US. It is the nation's sixth largest integrated natural gas company. Above-normal winter temperatures have reduced demand for natural gas, and the resulting depressed prices for gas, along with low oil prices, have recently caused financial results to decline. However, the company is well run, has diversified operations, and earnings are expected to recover with more normal seasonal temperatures and higher energy prices in general. Recently, Sempra Energy offered to acquire KN Energy. San Diego-based Sempra has started the process of restructuring, as California begins to deregulate the retail power market, and has sold some assets, while expanding further into the gas industry, through its offer to purchase KN Energy. The credit quality of KN Energy would be improved if the acquisition were made, since Sempra's corporate debt is A-rated, or one level above that of KN Energy.

NCI Building Systems was substantially expanded a year ago with the acquisition of a major competitor. The company is one of the largest integrated manufacturers of metal products for the nonresidential building industry. It operates in 17 states and Mexico. NCI makes and sells metal components and engineered building systems such as metal roof and wall systems; overhead, interior and exterior doors; and related accessories, both to the new construction and renovation markets. With its recent acquisition, it is now twice as large as its next competitor, has substantial purchasing power because of its size in a fragmented market, and has proprietary techniques for producing higher margin coated metal products. Metal roofing products comprise only 6% of the $21 billion roofing market, but this segment is growing faster than the industry as a whole due to low cost, flexibility of use, and improvements in function and appearance.

PORTFOLIO STRUCTURE

The table below lists our largest sector concentrations for the portfolio as of April 30, 1999, reflecting our emphasis on industries which we feel represent attractive value.

INDUSTRY                            PERCENTAGE OF TOTAL ASSETS
Telecommunications                          14.54%
Semiconductor capital equipment             13.66%
Diversified technology                      12.33%
Real estate                                 11.56%
Electric and gas utilities                  10.58%

We think the telecommunications industry remains an excellent investment, and have made a substantial commitment. Lower prices, faster transmission speed, and greater functionality have dramatically changed the nature of telecommunications in the last few years, and these trends should continue into the future. Usage of traditional voice services has expanded much faster than growth of the general economy, as falling prices have stimulated demand. In addition, increasing amounts of data are being transported as information needs grow. New demand for an enlarged range of data, video and voice services, spawned by ever growing internet usage, has also dramatically multiplied.

Increased uses of semiconductors in a widening array of products continue to drive the revenues of technology companies, for both SEMICONDUCTOR CAPITAL EQUIPMENT issuers, and in other TECHNOLOGY based companies. The capital equipment sector has bottomed out from a two year cyclical decline in new capacity, but early indications are that an upswing in new investment is underway. Technology demand is growing not only from augmenting computer sales, but also from telecommunications' increased utilization of complex chips, as discussed above. In addition, industrial processes and consumer products continue to incorporate more intelligence on chips to increase efficiency and performance characteristics, and always at continuously declining prices.

We believe increasing use of intelligent silicon has been a big contributor to the higher productivity of the American worker over the past few years. Technology comprises an ever larger share of our economic activity, with constantly falling prices, yet offering much higher functionality. So we think the Fund should reflect these positive trends through the industries in which we invest.

We regard the REAL ESTATE sector as undervalued, and therefore we have moderately increased our exposure to this area, as discussed in the new purchases section above. Our positive view of real estate is shared by our other Third Avenue funds, which have also increased their commitments.

Our investment in the ELECTRIC AND GAS UTILITY industry has grown in the quarter. We consider this sector to be under-appreciated by many investors. We think that deregulation of the retail market, now proceeding on a state by state basis, will create opportunities for well-run companies to restructure by selling under-performing assets, and to increase their investment in activities which will expand their operations and improve their efficiency.

We want to keep the portfolio positioned in front of these high growth trends, as well as to emphasize those areas that are undervalued in today's often fickle and short-term oriented marketplace.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                         PORTFOLIO OF INVESTMENTS
                                            AT APRIL 30, 1999
                                               (UNAUDITED)


                               PRINCIPAL                                              VALUE      % OF NET
                               AMOUNT ($)      ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE BONDS - 52.46%

Capital Equipment -                   450,000  Lam Research Corp. 5.00%,
Semiconductors                                 due 9/1/02                            $  387,000       4.49%
                                                                                  --------------

Computers - Memory Devices            300,000  HMT Technology Corp. 5.75%,
                                               due 1/15/04                              111,000       1.29%
                                                                                  --------------

Electric Utility Services             400,000  Itron, Inc. 6.75%, due 3/31/04           286,000       3.32%
                                                                                  --------------

Electronic Components -               325,000  Atmel SA 144A 3.25%, due 6/1/02
Semiconductors                                                                          289,656
                                      325,000  Cypress Semiconductors Corp.
                                               6.00%, due 10/1/02                       297,781
                                                                                  --------------
                                                                                        587,437       6.81%
                                                                                  --------------

Instrumentation - Electronic          500,000  Credence Systems Corp. 5.25%,
Testing                                        due 9/15/02                              418,125       4.85%
                                                                                  --------------

Lasers - Systems/Components           450,000  Cymer, Inc. 3.50%, due
                                               8/6/04                                   372,375       4.32%
                                                                                  --------------

Medical - Generic Drugs               275,000  Alpharma, Inc. 144A 5.75%, due
                                               4/1/05                                   335,156       3.89%
                                                                                  --------------

Medical - Hospitals                   625,000  Columbia\HCA Medical Care,
                                               Int'l. 6.75%, due 10/1/06                532,813       6.18%
                                                                                  --------------

Medical Management Services           505,000  PhyMatrix Corp. 6.75%, due
                                               6/15/03                                  238,613       2.77%
                                                                                  --------------

Networking                            425,000  Adaptec, Inc. 4.75%, due 2/1/04          364,437       4.23%
                                                                                  --------------

Oil/Gas Exploration                   300,000  Range Resources Corp. 6.00%, due
                                               2/1/07                                   140,250
                                      300,000  Pogo Producing Co. 5.50%, due
                                               6/15/06                                  240,000
                                                                                  --------------
                                                                                        380,250       4.41%
                                                                                  --------------

Oil Field Services                    300,000  Key Energy Group, Inc. 5.00%,
                                               due 9/15/04                              175,875       2.04%
                                                                                  --------------

Telecommunications - Wireless         500,000  P-Com, Inc 4.25%, due
                                               11/1/02 (b)                              333,125       3.86%
                                                                                  --------------

                                               TOTAL CONVERTIBLE BONDS
                                               (Cost $5,386,485)                      4,522,206
                                                                                  --------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   PORTFOLIO OF INVESTMENTS (CONTINUED)
                                            AT APRIL 30, 1999
                                               (UNAUDITED)

                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
CONVERTIBLE PREFERRED STOCK - 21.04%

Auto Parts Original                     7,000  Breed Technologies, Inc. 6.50%,
                                               due 11/15/27                          $   73,500       0.85%
                                                                                  --------------

Diversified Manufacturing               5,000  Coltec Capital Trust 144A 5.25%,
                                               due 4/15/28                              236,250       2.74%
                                                                                  --------------

Electric Utility Services               4,000  KN Energy, Inc. 8.25%, due
                                               11/30/01                                 137,000
                                        4,000  Texas Utilities 9.25%, due
                                               8/16/01                                  205,750
                                                                                  --------------
                                                                                        342,750       3.98%
                                                                                  --------------

Insurance                               5,000  Conseco Finance Trust IV 7.00%,
                                               due 2/16/01                              210,313       2.44%
                                                                                  --------------

Medical - Long Term/Subacute            9,000  Sun Financing I 144A 7.00%, due
                                               5/1/28                                    16,875       0.20%
                                                                                  --------------

Rental Auto Equipment                   6,000  Budget Group Capital Trust 144A
                                               6.25%, due 6/15/05                       223,500       2.59%
                                                                                  --------------

Telecommunications - Wireless           5,000  Winstar Communications, Inc.
                                               144A 7.00% due 3/15/10                   283,125       3.28%
                                                                                  --------------

Telephone Services                      5,000  NEXTLINK Communications, Inc.
                                               144A 6.50%, due 3/31/10                  427,500       4.96%
                                                                                  --------------

                                               TOTAL CONVERTIBLE PREFERRED
                                               Stock (Cost $2,248,256)                1,813,813
                                                                                  --------------
                               PRINCIPAL
                               AMOUNT ($)
------------------------------ --------------- ---------------------------------- -------------- -----------
CORPORATE BONDS - 26.99%

Building and Construction             250,000  NCI Building Systems, Inc.
Products                                       9.25%, due 5/1/09                        250,000       2.90%
                                                                                  --------------

Electric Utility Services             500,000  MidAmerican Energy Holdings Co.
                                               8.48%, due 09/15/28                      568,750       6.60%
                                                                                  --------------

Real Estate - Commercial              500,000  BF Saul REIT 144A 9.75%, due
                                               4/1/08                                   477,500
                                      500,000  Webb (Del E.) Corp. 10/25%, due
                                               02/15/10                                 518,750
                                                                                  --------------
                                                                                        996,250      11.56%
                                                                                  --------------

Telephone Services                    500,000  Level 3 Communications, Inc.
                                               144A 9.125%, due 5/1/08                  511,250       5.93%
                                                                                  --------------

                                               TOTAL CORPORATE BONDS
                                               (Cost $2,240,075)                      2,326,250
                                                                                  --------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   PORTFOLIO OF INVESTMENTS (CONTINUED)
                                            AT APRIL 30, 1999
                                               (UNAUDITED)


                                                                                      VALUE      % OF NET
                               SHARES          ISSUES                               (NOTE 1)       ASSETS
------------------------------ --------------- ---------------------------------- -------------- -----------
COMMON STOCKS - 0.37%

Telecommunications - Wireless             663  Winstar Communications, Inc (a)
                                                                                     $   32,321       0.37%
                                                                                  --------------

                                               TOTAL COMMON STOCK
                                               (Cost $17,403)                            32,321
                                                                                  --------------

                                               TOTAL INVESTMENT
                                               PORTFOLIO - 100.86%
                                               (Cost $9,892,219)                      8,694,590
                                                                                  --------------

                                               LIABILITIES NET OF CASH AND
                                               OTHER ASSETS - (0.86%)                   (74,328)
                                                                                  --------------

                                               NET ASSETS - 100.00%
                                               (Applicable to 916,197 shares
                                               outstanding)                          $8,620,262
                                                                                  ==============

                                               NET ASSET VALUE PER SHARE                  $9.41
                                                                                  ==============
Notes:
   (a) Non-income producing security.
   (b) Securities in whole or in part on loan (See Note 1).

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                   STATEMENT OF ASSETS AND LIABILITIES
                                              APRIL 30, 1999
                                               (UNAUDITED)

ASSETS:

Investments at value (Notes 1 and 4):
Unaffiliated issuers (identified cost of $9,892,219)                           $8,694,590
Cash and cash equivalents (Note 1)                                                134,400
Receivable for fund shares sold                                                    54,841
Receivable from investment adviser                                                 18,762
Interest receivable                                                               112,840
Collateral on loaned securities (Note 1)                                          345,325
Deferred organizational costs (Note 1)                                             11,379
Other assets                                                                          417
                                                                               ----------

      Total assets                                                              9,372,554
                                                                               ----------

LIABILITIES:

Payable for fund shares purchased                                                 250,000
Payable for fund shares redeemed                                                  114,195
Accounts payable and accrued expenses                                              42,772
Collateral on loaned securities (Note 1)                                          345,325
                                                                               ----------

      Total liabilities                                                           752,292
                                                                               ----------

      Net assets                                                               $8,620,262
                                                                               ==========

SUMMARY OF NET ASSETS:

Common stock, unlimited shares authorized, no par value,
    916,197 shares outstanding                                                 $9,735,622
Accumulated undistributed net investment income                                    43,103
Accumulated undistributed net realized gains from investment transactions          39,166
Net unrealized depreciation of investments                                     (1,197,629)
                                                                               ----------

      Net assets applicable to capital shares outstanding                      $8,620,262
                                                                               ==========

Net asset value, offering and redemption price per share                            $9.41
                                                                                    =====

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                         STATEMENT OF OPERATIONS
                                 FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                               (UNAUDITED)

INVESTMENT INCOME:

    Interest                                                                   $  301,878
    Dividends                                                                      72,359
                                                                               ----------

      Total investment income                                                     374,237
                                                                               ----------

EXPENSES:

    Investment advisory fees (Note 3)                                              37,096
    Administration fees (Note 3)                                                   33,784
    Directors' fees and expenses                                                   24,453
    Registration and filing fees                                                   20,356
    Transfer agent fees                                                            13,759
    Accounting services                                                            13,528
    Auditing and tax consulting fees                                                9,872
    Reports to shareholders                                                         8,183
    Custodian fees                                                                  3,571
    Legal fees                                                                      2,474
    Amortization of organizational expenses (Note 1)                                1,486
    Miscellaneous expenses                                                          1,331
                                                                               ----------

      Total operating expenses                                                    169,893
                                                                               ----------

    Expenses waived and reimbursed (Note 3)                                       (91,578)
                                                                               ----------

      Net expenses                                                                 78,315
                                                                               ----------

      Net investment income                                                       295,922
                                                                               ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

    Net realized gains on investments                                              89,791
    Net change in unrealized appreciation on investments                          724,866
                                                                               ----------

      Net realized and unrealized gains on investments                            814,657
                                                                               ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $1,110,579
                                                                               ==========

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                    STATEMENT OF CHANGES IN NET ASSETS


                                                                         FOR THE SIX
                                                                        MONTHS ENDED     FOR THE YEAR
                                                                           4/30/99          ENDED
                                                                         (UNAUDITED)      10/31/98*
OPERATIONS:

    Net investment income                                                   $  295,922      $  348,681
    Net realized gains (losses) on investments                                  89,791         (50,625)
    Net change in unrealized appreciation (depreciation) on
      investments                                                              724,866      (1,922,495)
                                                                            ----------      ----------

    Net increase (decrease) in net assets resulting from operations          1,110,579      (1,624,439)
                                                                            ----------      ----------

DISTRIBUTIONS:

    Dividends to shareholders from net investment income                      (307,685)       (295,950)
                                                                            ----------      ----------

CAPITAL SHARE TRANSACTIONS:

    Proceeds from sale of shares                                             1,635,584      12,705,359
    Net asset value of shares issued in reinvestment of
      dividends and distributions                                              269,624         266,886
    Cost of shares redeemed                                                 (1,779,076)     (3,360,620)
                                                                            ----------      ----------

    Net increase in net assets resulting from capital
      share transactions                                                       126,132       9,611,625
                                                                            ----------      ----------

    Net increase in net assets                                                 929,026       7,691,236
    Net assets at beginning of period                                        7,691,236               0
                                                                            ----------      ----------

    Net assets at end of period (including undistributed net
      investment income of $43,103 and $54,866, respectively)               $8,620,262      $7,691,236
                                                                            ==========      ==========

* The Fund commenced investment operations on February 12, 1998.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            THIRD AVENUE TRUST
                                       THIRD AVENUE HIGH YIELD FUND
                                           FINANCIAL HIGHLIGHTS


Selected data (for a share outstanding throughout each period) and ratios are as follows:

                                                                     FOR THE SIX
                                                                       MONTHS        FOR THE
                                                                        ENDED         PERIOD
                                                                       4/30/99        ENDED
                                                                     (UNAUDITED)    10/31/98*
Net Asset Value, Beginning of Period                                        $8.50        $10.00
                                                                            -----        ------

Income (loss) from Investment Operations:

    Net investment income                                                     .34           .34
    Net gain (loss) on securities (both realized and unrealized)              .92         (1.56)
                                                                            -----        ------

      Total from Investment Operations                                       1.26         (1.22)
                                                                            -----        ------

Less Distributions:

    Dividends from net investment income                                     (.35)         (.28)
                                                                            -----        ------

Net Asset Value, End of Period                                              $9.41        $ 8.50
                                                                            =====        ======

Total Return                                                                15.02%1      (12.39%)1

Ratios/Supplemental Data:

    Net Assets, End of period (in thousands)                               $8,620        $7,691
    Ratio of Expenses to Average Net Assets
      Before expense reimbursement                                           4.12%2        3.99%2
      After expense reimbursement                                            1.90%2        1.90%2
    Ratio of Net Income to Average Net Assets
      Before expense reimbursement                                           4.96%2        4.13%2
      After expense reimbursement                                            7.18%2        6.22%2
Portfolio Turnover Rate                                                         5%1          38%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations February 12, 1998.

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)


1.       SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue High Yield Fund commenced investment operations on February 12, 1998. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund pursue a capital appreciation objective, each Fund has a distinct investment approach. Third Avenue High Yield Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a similar value discipline in selecting securities.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong protective covenants and high effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalization of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue High Yield Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation system ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 1999, such securities had a total fair value of $141,497,764 or 10.53% of net assets of Third Avenue Value Fund and $4,125,327 or 3.09% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

o    Investments: At the prevailing rates of exchange on the valuation date.
o Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:
Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects net unrealized gains (losses) on these contracts. At April 30, 1999, the Fund had two outstanding foreign currency swap contracts with Bear Stearns. The first swap commits the Fund to pay 5.9 billion yen in exchange for 50 million U.S. dollars on October 26, 1999. The Fund will pay 0.14% interest on the 5.9 billion yen and Bear Stearns will pay 4.63% interest on the 50 million U.S. dollars. The second swap commits the Fund to pay 10.8 billion yen in exchange for 90 million U.S. dollars on April 22, 2000. The Fund will pay 0.22% interest on the 10.8 billion yen and Bear Stearns will pay 5.18% interest on the 90 million U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS:
Third Avenue Value Fund and Third Avenue Small-Cap Value Fund engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of contracts.

FOREIGN CURRENCY OPTION CONTRACTS:
An option contract gives the buyer the right, but not the obligation to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:
Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the period ending April 30, 1999, the following Funds had securities lending income included in interest income totaling:

         FUND
         Third Avenue Small-Cap Value Fund                    $10,512
         Third Avenue High Yield Fund                           1,461
         Third Avenue Real Estate Value Fund                      190

The value of loaned securities and related collateral outstanding at April 30, 1999, was as follows:

                                        VALUE OF SECURITIES       VALUE OF
FUND                                           LOANED            COLLATERAL
Third Avenue Small-Cap Value Fund            $8,306,575          $8,875,129
Third Avenue High Yield Fund                    345,325             345,325
Third Avenue Real Estate Value Fund             182,500             192,500

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


The collateral for all Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due May 3, 1999 collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements whereby the Funds purchase securities (which are maintained as collateral) with an agreement to resell such securities upon maturity of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement.

Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund, and $15,000 for Third Avenue High Yield Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser, a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2.       SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended April 30, 1999 were as follows:

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


                                          PURCHASES             SALES
Third Avenue Value Fund:
      Affiliated                              $35,368,172       $ 9,482,753
      Unaffiliated                             23,891,121       288,530,371
Third Avenue Small-Cap Value Fund:
      Unaffiliated                             10,004,245        12,797,221
Third Avenue High Yield Fund:
      Unaffiliated                                884,725           428,250
Third Avenue Real Estate Value Fund:
      Unaffiliated                              3,543,718                --

3.       INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At April 30, 1999, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $5,226, $2,770, $2,516 and $2,511, respectively, for reimbursement of expenses paid by such affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to waive investment advisory fees or reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the period ended April 30, 1999. The adviser waived fees of $37,096 and $14,139, and reimbursed $54,482 and $107,704, for Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund, respectively, for the period ended April 30, 1999.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4.       RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended April 30, 1999, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman as follows:

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


FUND                                   TOTAL COMMISSIONS         M.J. WHITMAN
----                                   -----------------         ------------
Third Avenue Value Fund                         $465,280             $425,490
Third Avenue Small-Cap Value Fund                 52,869               44,716
Third Avenue High Yield Fund                         400                   --
Third Avenue Real Estate Value Fund               15,937               14,924

INVESTMENTS IN FUNDS' AFFILIATES:
A summary of the transactions in securities of affiliated issuers for the period ended April 30, 1999 is set forth below:

THIRD AVENUE VALUE FUND

                              SHARES/                                    SHARES/                     DIVIDEND/INTEREST
                             PRINCIPAL       SHARES/                    PRINCIPAL                        INCOME
                              HELD AT       PRINCIPAL       SHARES       HELD AT        VALUE AT     NOV. 1, 1998 -
NAME OF ISSUER:            OCT. 31, 1998    PURCHASED        SOLD     APR. 30, 1999  APR. 30, 1999    APR. 30, 1999
---------------            -------------    ---------        ----     -------------  -------------    -------------
ACMAT Corp. Class A              200,678              --          --        200,678    $  2,985,085               --
ADE Corp.                        728,900              --     372,100        356,800               +               --
American Physicians
Service Group, Inc.            1,109,900              --   1,109,900*            --              --               --
Avatar Holdings, Inc.            474,300              --     143,100        331,200               +               --
Carver Bancorp, Inc.             218,500              --          --        218,500       2,021,125               --
CGA Group, Ltd.                  838,710       2,502,993          --      3,341,703       2,925,991               --
CGA Group, Ltd., Series A        238,857         323,379**        --        562,236      14,055,902         $672,400
CGA Group, Ltd., Series B        171,429          28,571     200,000*            --              --               --
CGA Group, Ltd., Series C             --       6,045,667          --      6,045,667       7,039,179               --
CGA Special Account
Trust                         $6,428,575      $1,071,425          --     $7,500,000       7,500,000          152,847
C.P. Clare Corp.               1,004,500              --          --      1,004,500       4,018,000               --
Cummins Engine Co., Inc.         250,000              --          --        250,000      13,375,000          137,500
Danielson Holding Corp.          803,669              --          --        803,669       3,968,116               --
Electro Scientific
Industries, Inc.               1,600,300              --          --      1,600,300      61,011,438               --
Electroglas, Inc.              1,846,200          36,300          --      1,882,500      25,766,719               --
First American Financial
Corp.                          3,000,000          75,000          --      3,075,000      54,965,625          363,000
FSI International, Inc.        2,820,900              --          --      2,820,900      19,569,994               --
Hologic, Inc.                  1,125,000              --     131,000        994,000       6,771,625               --
Interphase Corp.                 300,000              --     300,000             --               +               --
Protocol Systems, Inc.           912,900           1,000          --        913,900       5,940,350               --
Repap Enterprises Inc.                --     126,605,679          --    126,605,679       8,862,398               --
Silicon Valley Group,          4,234,800              --          --      4,234,800      56,111,100               --
Inc.
SpeedFam International,
Inc.                           1,605,000              --          --      1,605,000      18,457,500               --
Stewart Information
Services Corp.                   975,700              --          --        975,700      38,967,019         $146,355
St. George Holdings, Ltd.
Class A                          912,442         152,074          --      1,064,516         106,451               --
St. George Holdings, Ltd.
Class B                            7,549           1,495          --          9,044             905               --
Tecumseh Products Co.
Class A                          125,400              --          --        125,400       7,665,075           75,240
Tecumseh Products Co.
Class B                          417,300              --          --        417,300      23,733,938          250,380
Tejon Ranch Co.                3,045,508              --          --      3,045,508      61,584,192           76,138
Veeco Instruments, Inc.          663,200              --          --        663,200               +               --
Vertex Communications
Corp.                            306,900              --          --        306,900       4,795,312               --
                                                                                       ------------       ----------
        Total Affiliates                                                               $452,198,039       $1,873,860
                                                                                       ============       ==========

*   Sold due to merger
**  28,896 share increase due to pay-in-kind dividends.
+   as of April 30, 1999, no longer an affiliate.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


THIRD AVENUE SMALL-CAP VALUE FUND

                              SHARES/                                  SHARES/                     DIVIDEND/INTEREST
                             PRINCIPAL       SHARES/                  PRINCIPAL                         INCOME
                              HELD AT       PRINCIPAL      SHARES      HELD AT        VALUE AT      NOV. 1, 1998 -
NAME OF ISSUER:            OCT. 31, 1998    PURCHASED       SOLD    APR. 30, 1999   APR. 30, 1999   APR. 30, 1999
---------------            -------------    ---------       ----    -------------   -------------   -------------
Centigram
Communications Corp.             326,900              --        --         326,900     $2,942,100                --
C.P. Clare Corp.                 520,000              --        --         520,000      2,080,000                --
SpecTran Corp.                   490,600              --        --         490,600      2,820,950                --
                                                                                       ----------                --
        Total Affiliates                                                               $7,843,050                $0
                                                                                       ==========                ==

5.       CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

Transactions in capital stock were as follows:

                                                                                   THIRD AVENUE
                                             THIRD AVENUE VALUE FUND           SMALL-CAP VALUE FUND
                                              FOR THE         FOR THE         FOR THE         FOR THE
                                           PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                           APRIL 30 1999    OCTOBER 31,   APRIL 30, 1999    OCTOBER 31,
                                            (UNAUDITED)        1998         (UNAUDITED)        1998
Increase (decrease) in Fund shares:
Shares outstanding at beginning
    of period                                  51,081,171     51,537,358       13,096,406      8,670,943
    Shares sold                                 4,160,194     19,502,035        3,169,623     11,057,081
      Shares reinvested from dividends
          and distributions                       578,492        877,124           96,740         46,997
      Shares redeemed                         (13,209,018)   (20,835,346)      (4,284,849)    (6,678,615)
                                              -----------    -----------       ----------     ----------
Net increase (decrease) in Fund shares         (8,470,332)      (456,187)      (1,018,486)     4,425,463
                                              -----------    -----------       ----------     ----------
Shares outstanding at end of period            42,610,839     51,081,171       12,077,920     13,096,406
                                               ==========     ==========       ==========     ==========

                                                                                   THIRD AVENUE
                                           THIRD AVENUE HIGH YIELD FUND       REAL ESTATE VALUE FUND
                                              FOR THE         FOR THE         FOR THE         FOR THE
                                           PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                           APRIL 30 1999    OCTOBER 31,   APRIL 30, 1999    OCTOBER 31,
                                            (UNAUDITED)        1998         (UNAUDITED)        1998
Increase in Fund shares:
Shares outstanding at beginning
    of period                                     904,440             --           69,355             --
    Shares sold                                   177,654      1,266,191          569,411         69,355
      Shares reinvested from dividends
          and distributions                        29,744         29,079            2,473             --
      Shares redeemed                            (195,641)      (390,830)         (92,204)            --
                                                 --------      ---------          -------             --
Net increase in Fund shares                        11,757        904,440          479,680         69,355
                                                 --------      ---------          -------         ------
Shares outstanding at end of period               916,197        904,440          549,035         69,355
                                                 ========      =========          =======         ======

6.       COMMITMENTS

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $380,000 has been funded as of April 30, 1999. Securities valued at $1,545,234 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


7.       RISKS RELATING TO CERTAIN INVESTMENTS
FOREIGN SECURITIES:
The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of the Funds' Adviser, otherwise provide financial information which provides the Adviser with substantially similar financial information as Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:
The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:
Third Avenue Value Fund and Third Avenue High Yield Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
Third Avenue Value Fund and Third Avenue High Yield Fund invest in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:
Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                            www.thirdavenuefunds.com

                                     PART C

                               OTHER INFORMATION


Item 15.  Indemnification

Except for the Agreement and Declaration of Trust (the "Declaration"), dated August 3, 1999, establishing the Registrant as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

(1)       Agreement and Declaration of Trust and Certificate of Trust

(2)       By-Laws

(3)       Not applicable

(4)       Form of Agreement and Plan of Reorganization with Third Avenue
          High Yield Fund

(5)       Not applicable

(6)       Form of Management Contract with Pioneer Investment Management,
          Inc.

(7)       Form of Underwriting Agreement with Pioneer Funds Distributor,
          Inc.

(8)       Not applicable

(9)       Form of Custodian Agreement with Brown Brothers Harriman & Co.

(10)(a)   Class A 12b-1 Distribution Plan

(10)(b)   Form of Dealer Sales Agreement

(10)(c)   Multiple Class Plan Pursuant to Rule 18f-3

(11)      Opinion of Counsel (legality of securities being registered)

(12) Form of Opinion of Counsel (supporting tax matters discussed in the prospectus)

(13)(a) Form of Investment Company Service Agreement with Pioneering Services Corporation

(13)(b)   Form of Administration Agreement with Pioneer Investment Management,
          Inc.

(14)      Consent of Independent Public Accountants

(15)      Not applicable

(16)      Powers of Attorney

(17)      Not applicable
------------------------

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Exchange Act of 1934, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston, and the Commonwealth of Massachusetts on the 1st day of November 1999.

                                             PIONEER HIGH YIELD FUND



                                        By:  /s/ John F. Cogan, Jr.
                                             John F. Cogan, Jr.
                                             Chairman and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:

Signature                      Title

/s/ John F. Cogan, Jr.         Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
/s/ Eric W. Reckard            Chief Financial Officer            )
Eric W. Reckard                and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
/s/ John F. Cogan, Jr.                                            )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret BW Graham*                                               )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
John W. Kendrick*                                                 )
John W. Kendrick                                                  )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
David D. Tripple*                                                 )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ John F. Cogan, Jr.            Dated: November 1, 1999)
         John F. Cogan, Jr.
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number                     Document Title

(1)       Agreement and Declaration of Trust and Certificate of Trust
(2)       By-Laws
(4)       Form of Agreement and Plan of Reorganization with Third Avenue
          High Yield Fund
(6)       Form of Management Contract with Pioneer Investment Management,
          Inc.
(7)       Form of Underwriting Agreement with Pioneer Funds Distributor,
          Inc.
(9)       Form of Custodian Agreement with Brown Brothers Harriman & Co.
(10)(a)   Class A 12b-1 Distribution Plan
(10)(b)   Form of Dealer Sales Agreement
(10)(c)   Multiple Class Plan Pursuant to Rule 18f-3
(11)      Opinion of Counsel (legality of securities being registered)
(12) Form of Opinion of Counsel (supporting tax matters discussed in the prospectus)
(13)(a) Form of Investment Company Service Agreement with Pioneering Services Corporation
(13)(b)   Form of Administration Agreement with Pioneer Investment Management,
          Inc.
(14)      Consent of Independent Public Accountants
(16)      Powers of Attorney